UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2008

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Item 1. Report to Stockholders.

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Calvert
Investments that make a difference®

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September 30, 2008

Annual Report

Calvert Social Investment Fund

     Money Market Portfolio

     Balanced Portfolio

     Bond Portfolio

     Equity Portfolio

     Enhanced Equity Portfolio

Calvert
Investments that make a difference®

A UNIFI Company

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Table of Contents

Founding Chairman's Letter
2

President's Letter
6

Money Market Portfolio Management Discussion
9

Balanced Portfolio Management Discussion
12

Bond Portfolio Management Discussion
16

Equity Portfolio Management Discussion
20

Enhanced Equity Portfolio Management Discussion
25

Shareholder Expense Example
29

Report of Independent Registered Public Accounting Firm
34

Schedules of Investments
35

Notes to Schedules of Investments
70

Statements of Assets and Liabilities
75

Statements of Operations
79

Statements of Changes in Net Assets
81

Notes to Financial Statements
90

Financial Highlights
100

Explanation of Financial Tables
118

Proxy Voting and Availability of Quarterly Portfolio Holdings
120

Trustee and Officer Information Table
122

Dear Shareholder:

Your portfolio managers have outperformed their benchmarks in four of the five CSIF portfolios this past year, but unfortunately good relative performance was not enough to eliminate the pain in these extraordinary markets. As former Federal Reserve Chairman Alan Greenspan remarked, we are facing a once in a century market tsunami. Markets tend to overshoot on the downside as well as the upside. I can only share Warren Buffet's belief that the markets will eventually improve over the next several years. But with the current complexity and volatility, this does not give much solace in the near term.

In My View

At the time of this writing, the markets are in turmoil and fear about a severe slowdown is gripping the country. The $700 billion rescue legislation was recently passed, and, while our policymakers at Treasury and the Fed are making valiant attempts, I am not convinced that financial engineering will solve the problems of financial engineering. Even the government rescue amount itself will be financed by the Treasury with borrowing -- a "just put it on the tab" mentality. The solution to this problem is in a totally new domain.

As has long been discussed in these reports, we have been on an unsustainable path of overconsumption and debt without regard to investment or savings for our collective infrastructure. We elected politicians who told us what we wanted to hear -- that cutting taxes was the prescription to wealth, that we can have a war without national economic sacrifice, and that the massive number of retiring baby boomers can be supported in their lifestyle by smaller, younger generations.

In nerve-racking times, it is important to go back to the basics and to what is real. We must first get out of denial. After the election we need our new President to provide the kind of leadership that creates focus on the need for serious change and how best to accomplish it. With political will, which must invoke national saving and investment, we can solve the problems and look forward to a respectable future -- and recovering markets. But we need real changes and not just more financial engineering.

I believe we need to tax oil if the price falls to under $90 per barrel to keep our alternative energy efforts going. We need more R & D and infrastructure spending to support innovation. We need to invest in education and affordable health care, and we need a sensible immigration policy that will welcome new workers. We need to define security on an ecological and bioregional basis, not just in terms of a bank account or strong military.

Where will the money come from to implement the needed changes? More U.S. borrowing for investment can help, but has its limits. Here's one novel bold idea: May I suggest a one-time wealth tax of 3% on assets over $3 million? Wealth disparity in our country is far greater than income disparity. The very wealthy have more to lose financially than the rest. Such a contribution (about $500 billion?) to the country could be their best move to stay rich by providing the investment capital needed to re-invent the nation's economy.

I was recently at a conference focused on our nascent social capital markets, where money is placed into such activities as micro-finance, alternative energy funds, and "slow food" systems. A person from The Economist spoke. He made the observation that he just came in from New York where people are stressed and down, but, at this conference, which was about meaningful uses of capital, people seemed upbeat and relatively happy.

As a shareholder, you continue to foster the application of real investments to meeting real needs. Our model of investment is getting more attention as the world searches for alternatives to the failure of unbridled capitalism. The following are some updates on your fund's work to further investments with a conscience.

Homebuilders Report

In May, Calvert released a new report in conjunction with the Boston College Institute for Responsible Investment that ranks the 13 largest publicly traded U.S. home builders on key environmental and energy efficiency factors, and encourages the industry to embrace the emerging market for sustainable building design and construction. The report attracted significant press coverage, including reports in The Washington Post and Cox News Service. Since then, Calvert has met with the National Association of Home Builders and several of the companies ranked in the report.

Carbon Disclosure Project

As a follow-up to the last year's Carbon Disclosure Project (CDP) report with Ceres, Calvert filed a number of shareholder proposals with companies that had not disclosed their greenhouse gas emissions or their strategies to reduce emissions. As a result, five companies--Big Lots, Lowe's, Kirby, Ryder, and Harley Davidson--agreed to disclose this information.1 We also wrote to more than 100 companies that did not respond to the CDP survey. Furthermore, Calvert teamed up with TIAA-CREF this year to coordinate a Standard & Poor's 500 Index working group as part of the Global Warming Shareholder Campaign.

Human Rights in Extractives Industry

Bennett Freeman, our Senior Vice President, Social Research and Policy, testified on behalf of Calvert to several legislative bodies in the past year on matters related to oil and gas and mining companies, most of which we do not currently own. In September, he spoke to a Senate Judiciary Subcommittee about the critical role governments play in leading the Voluntary Principles on Security and Human Rights Initiative when companies are operating in zones of conflict. He also delivered a statement to the International Accounting Standards Board and testified before the House Financial Services Committee on the issue of revenue transparency in the extractives industry.

Special Equities

A modest but important portion of the CSIF Balanced and Equity Portfolios is invested in companies that provide for-profit socially or environmentally relevant products or services. Recently, the Special Equities program made an early-stage investment in NeoDiagnostix, a Maryland company developing genetic technologies to more accurately test for cervical cancer.2 If successful, it could not only save lives, but also greatly reduce the amount of repeat testing and invasive procedures currently required to determine if cancer is present.

We have also invested in New Markets Ventures Partners II which targets disadvantaged areas in the mid-Atlantic region where investment may create jobs and other benefits. ShoreBankCorp, the first community development and environmental bank holding company, is a new addition to the portfolio as well.3

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate between 1% to 3% of Fund assets at below-market interest rates to investments designed to provide economic opportunity for struggling populations.4

The Calvert Foundation has recently begun an exciting partnership with Habitat for Humanity International to increase the amount of affordable housing in the U.S. and around the world.

During the reporting period, the Foundation also expanded its international portfolio to include a loan to the BRAC Africa Loan Fund. BRAC aims to alleviate poverty and empower the poor through a holistic approach that uses microfinance to create local entrepreneurial communities.

Finally, I think it's important to note that the investments in our Special Equities and High Social Impact Programs have contributed positively to Fund returns this past year. And of course, your support helps us spread this message about meeting true human needs with meaningful investment. Thank you for helping us further this movement for real social change.

Sincerely,

D. Wayne Silby
Founding Chairman (Non-Executive)
Calvert Social Investment Fund

October 2008

1. As of September 30, 2008, the following companies represented the following percentages of net assets: Lowe's represented 0.09% of CSIF Enhanced Equity Portfolio and Ryder represented 0.29% of CSIF Enhanced Equity Portfolio. Big Lots, Kirby, and Harley Davidson were not held by any of the CSIF Portfolios as of that date.

2. As of September 30, 2008, NeoDiagnostix represented 0.03% of CSIF Equity Portfolio.

3. As of September 30, 2008, New Markets Venture Partners II represented 0.004% of CSIF Equity Portfolio and ShoreBank represented 0.09% of CSIF Equity Portfolio.

4. As of September 30, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: CSIF Balanced Portfolio, 1.00%; CSIF Bond Portfolio, 0.23%; and CSIF Equity Portfolio, 0.66%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. All holdings are subject to change without notice.

Dear Shareholders:

As you well know from the headlines, we are confronting a period of virtually unprecedented economic turmoil and declines in the financial markets. This past year has seen highly volatile markets, with nearly all asset classes posting sharp losses. A time period that began with the first intimations of the credit crisis has closed with a rearrangement of the financial landscape, with many of the market's best-known companies forced to close, merge with competitors, or receive emergency funding from the government.

Uncertainty, fear, and concerns about recession have taken a toll on the financial markets. Stock prices plunged, with the Standard & Poor's 500 Index losing 21.98% of its value for the 12 months ending September 30, 2008, while the Russell 1000 Index dropped by 22.10%. Bonds, too, were hurt by continuing uncertainty about the value of certain structured mortgage-backed securities, as well as concerns about the inflationary potential of skyrocketing oil and commodity prices. For the 12-month period, the Lehman U.S. Credit Index was down 4.79%. Money market funds were one of the few asset classes that produced positive returns for the period, with the Lipper Money Market Average advancing 2.78%.

Strong Relative Performance in Down Markets

While negative returns present near-term challenges to all investors, Calvert continues to strive to exceed market benchmarks for our portfolios in all periods. We are able to report that four out of the five Calvert Social Investment Fund (CSIF) Portfolios outperformed their benchmarks during the past fiscal year ending September 30, several of them by significant margins. CSIF Bond Portfolio, for instance, gained 0.86% while the benchmark Lehman U.S. Credit Index lost 4.79%. CSIF Equity Portfolio was down 14.85% compared with the 21.98% loss of the S&P 500 Index. Against the backdrop of extreme volatility in the financial markets, it is not surprising that all CSIF Portfolios except CSIF Money Market Portfolio and CSIF Bond Portfolio had negative returns for the period.

The credit crisis has had a dramatic negative effect on the broad fixed-income market, with even historically "safe" vehicles like money market funds experiencing pressure. CSIF Money Market Portfolio returned 2.90%, beating its benchmark during a period when at least one non-Calvert fund was forced to "break the buck," or value its shares at less than $1 per share. Despite the difficulties of other funds, we have no doubts about the stability and liquidity of Calvert's money market funds. Along with many other money market fund managers, Calvert joined the U.S. Treasury's program to insure accounts invested in money market funds as of September 19.1,2

As we begin the next fiscal year, the markets remain unsettled and, despite a significant short-term rally at the time this letter was written, U.S. stocks are 30% to 35% below their late 2007 highs. Retirement plan assets have declined by some $2 trillion. Credit for automobiles, houses, and business growth remains tight. Many economists are scanning new data for evidence of a recession.

What About the Future?

Recent news from the world's financial markets has been encouraging. A plan to prop up ailing banks in the U.S. and Europe seems to have had some stabilizing effect on the markets, at least for the time being. Worldwide, economies are going through a wrenching process of "de-leveraging." That is, the amount of debt, or leverage, incurred by corporations as well as homeowners and consumers is being reduced as credit markets return to more rigorous underwriting standards. This process, along with the slowdown in economic growth that analysts anticipate as a result of increasing unemployment and reduced corporate spending, suggests that we are in for a difficult period--for how long we don't know. However, when we come through this financial retrenchment, and when the markets believe there is solid and transparent information regarding corporate earnings, we believe that we will again see strong positive growth prospects for our economy and markets. In addition, a regulatory system that is better equipped to identify and address problems before they reach the proportions we have seen over the past 18 months is another essential component for building market confidence.

Timing any market inflection points, small or large, is virtually impossible to do consistently. While we are concerned about the losses that investors are seeing on their statements, we do not think it is time to make drastic changes. Rather, we encourage you to view this period as an opportunity to revisit your long-term asset allocation, to rebalance to your target allocations, and to increase diversification among different types of assets.

New Calvert Equities Leadership, New Fund

We are pleased to announce that Calvert has hired Natalie Trunow as senior vice president and head of equities. Natalie joined Calvert in late August and will manage all aspects of Calvert's equity funds, including subadvisor evaluation and monitoring as well as Calvert's new equities products that are managed in-house.

One of the most recent developments at Calvert was the launch of Calvert Global Water Fund, the newest of the Calvert Solution Strategies. The fund, which is sub-advised by KBC Asset Management International, Ltd., of Dublin, Ireland, invests in utility, infrastructure, and technology companies active in managing water resources. The fund addresses an increasing need--and an opportunity for growth--in the world's fast-expanding demand for clean water. One report estimates that to provide enough water for all uses through 2030, the world will need to invest as much as $1 trillion a year on applying existing technologies for conserving water, maintaining and replacing water-related infrastructure, and constructing sanitation systems.

Stick to Time-Tested Strategies

We also believe that now is not the time to abandon time-tested investment strategies like diversification, investing at regular intervals, and maintaining a long-term focus. Investors who sell indiscriminately now will only lock in unprecedented losses and, perhaps, miss the rebound when stocks, bonds, and other assets recover.

However, this is a good time to meet with your financial advisor and review your long-term financial plan. A professional can help you evaluate your strategic asset allocation and make sure it is still working for you. He or she can assist you in rebalancing back to your target allocations if market events have caused your assets to drift away from an appropriate mix. A financial advisor can also help you identify and realize any capital losses in your portfolio, which can be helpful for reducing your overall tax exposure. And, perhaps most importantly, an experienced professional can give you confidence that you are pursuing the right long-term strategy, even during the most tumultuous markets.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the equities and fixed-income markets' history, we recognize that this period of declining asset values in virtually all corners of the financial markets has caused great stress. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your business and look forward to serving you in the coming months and years.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

1. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

2. Shareholders in a Calvert money market fund (Fund) should consider each Fund's participation in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (Program). Coverage under the Program extends only to shareholders invested in the Fund as of the close of business on September 19, 2008 for the lesser of the number of Fund shares then owned by the shareholder or the number of shares currently owned. Accordingly, if a shareholder's investment in the Fund is reduced below the number of shares owned as of the close of business on September 19, 2008, that shareholder may lose the benefit of some or all of the Program's guarantee even if the redemption proceeds are invested in another money market fund (including any other Calvert money market fund). Amounts reinvested in the Fund following any such reduction will be guaranteed up to the number of Fund shares owned by the shareholder as of September 19, 2008 unless the shareholder closed the account before reinvesting. Shareholders should note, however, that, unless the Program is extended by the Treasury, it will expire on December 18, 2008.

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Portfolio Management Discussion

James B. O'Boyle
Portfolio Manager

Thomas A. Dailey
Portfolio Manager

of Calvert Asset Management Company

For the 12-month period ended September 30, 2008, Calvert Social Investment Fund Money Market Portfolio returned 2.90% versus 2.78% for the benchmark Lipper Money Market Funds Average. A conservative investment strategy contributed to the Portfolio's outperformance.

Investment Climate

The 12-month period was one of the most difficult in the history of the U.S. credit markets. The turmoil that began in August 2007 expanded to the top of the credit-quality ladder--freezing the markets for high-quality municipal bonds and commercial paper as well as government-guaranteed housing agency and mortgage-backed securities. The collapse of investment bank Bear Stearns surprised the markets in March. Conditions deteriorated again when Fannie Mae and Freddie Mac started a mid-summer skid that ended with a government takeover in early September.

September continued to provide a dizzying and unprecedented chain of events. Lehman Brothers filed for bankruptcy, Bank of America bought struggling Merrill Lynch, the government rescued insurer AIG, and federal regulators seized and sold off the bulk of Washington Mutual's operations--and were orchestrating the sale of Wachovia at month's end. Goldman Sachs and Morgan Stanley opted to convert to commercial bank holding companies so they could borrow from the Federal Reserve. Finally, the House of Representatives rejected a $700 billion package to rescue the financial markets on September 29, which plunged the markets into chaos. (A similar relief package was signed into law later that week.)

The results of this protracted turmoil were a rush to safety and liquidity and a massive credit crunch. The Federal Reserve fought back throughout the period by expanding its existing liquidity-enhancement measures and launching new ones to pump cash into the banking system and support frozen short-term lending markets. In just the last few weeks of September, the central bank's balance sheet grew 50% to $1.5 trillion. The Fed's measures did not help a large institutional money market fund, which "broke the buck" as losses dragged its net asset value below the $1 per share mark in September. In the end, soaring demand for Treasury securities weighed heavily on yields as the three-month Treasury bill--which fell 2.90 percentage points to 0.92%--sank to the lowest levels since World War II.

Overall, headline inflation ran at a 5.4% pace as of August while core inflation was a tamer 2.5%1. Economic growth, as measured by gross domestic product, was expected to be just 1.2%2 for the reporting period.

Strategy

For years, our core strategy has focused on purchasing variable rate demand notes (VRDNs), most of which reset to market rates weekly, and U.S. government agency securities. In recent years, we have consistently used long-term agency securities to create a laddered portfolio and supplement the VRDNs. While they are not without some risk, we believe these types of securities form the foundation of a prudent money market strategy based on liquidity and stability. As a result of this strategy, the Portfolio was well positioned to weather the credit crisis as well as the recent volatility in money market rates. It particularly allowed us to avoid having any exposure to commercial paper and the various forms of asset-backed securities that plagued the money markets.

While the credit crisis has certainly had an impact on the money market industry, we believe that money market funds in general are still reliable, liquid investment products. Like all registered money market funds, our funds are subject to stringent Rule 2a-7 guidelines from the Investment Company Act of 1940. Calvert also applies additional diversification guidelines that, along with our conservative investment strategies, seek to further limit risk. Calvert has also decided to join many of the country's leading mutual fund management companies by participating in the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds.3

Outlook

We expect the credit markets to slowly recover over the next year but do not expect a return to the heady times of a few years ago. While there are similarities to the credit crunch of the early 1990s, the problem is larger and more global in nature this time. Since financial institutions must rebuild capital, they are not inclined to increase lending. Therefore, we think the credit crunch may last through next year.

For the balance of the year, we expect economic growth to be sub-par or recessionary and we expect the Fed's target interest rate to remain at the current 1.5% target or possibly move lower. High energy and food prices remain a concern, although core inflation has remained stable and should be partly restrained by the drag from the housing recession.

October 2008

1. Source: Bureau of Labor Statistics consumer price indexes for August 2008.

2. Source: Commerce Dept. and Wall Street Journal August 2008 survey of professional forecasters.

3. Shareholders in a Calvert money market fund (Fund) should consider each Fund's participation in the U.S. Treasury Temporary Guarantee Program for Money Market Funds (Program). Coverage under the Program extends only to shareholders invested in the Fund as of the close of business on September 19, 2008 for the lesser of the number of Fund shares then owned by the shareholder or the number of shares currently owned. Accordingly, if a shareholder's investment in the Fund is reduced below the number of shares owned as of the close of business on September 19, 2008, that shareholder may lose the benefit of some or all of the Program's guarantee even if the redemption proceeds are invested in another money market fund (including any other Calvert money market fund). Amounts reinvested in the Fund following any such reduction will be guaranteed up to the number of Fund shares owned by the shareholder as of September 19, 2008 unless the shareholder closed the account before reinvesting. Shareholders should note, however, that, unless the Program is extended by the Treasury, it will expire on December 18, 2008.

As of September 30, 2008, the following companies represented the following percentages of Fund net assets (includes indirect exposure): Bear Stearns 0%, Fannie Mae 9.65%, Freddie Mac 7.32%, Lehman Brothers 0%, Bank of America 3.36%, Merrill Lynch 0%, AIG 0%, Washington Mutual 0%, Wachovia 0.95%, Goldman Sachs 0%, and Morgan Stanley 0%. All portfolio holdings are subject to change without notice.

Money Market Portfolio Statistics September 30, 2008
Investment Performance (Total Return)
	6 Months ended 9/30/08	12 Months ended 9/30/08
Money Market Portfolio	1.08%	2.90%
Lipper Money Market Funds Avg.	0.92%	2.78%

Maturity Schedule
	Weighted Average
	9/30/08	9/30/07
	49 days	56 days

Average Annual Total Returns
One year	2.90%
Five year	2.77%
Ten year	3.05%

7-Day Simple/Effective Yield
7-day simple yield	5.23%
7-day effective yield	5.37%

Investment Allocation	% of Total Investments
Taxable Variable Rate Demand Notes	77.4%
U.S. Government Agencies and Instrumentalities	21.1%
Taxable Municipal Obligations	0.7%
Certificates of Deposit	0.4%
Loans and Deposit Receipts Guaranteed by U.S. Government Agencies	0.4%
Total	100%

Total return assumes reinvestment of dividends. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Past performance is no guarantee of future results.

Portfolio Management Discussion

John Nichols,
Vice President, Equities

of Calvert Asset Management Company

Investment Performance Summary

For the 12-month period ended September 30, 2008, Calvert Social Investment Fund Balanced Portfolio Class A shares (at NAV) returned -14.13%. The Fund declined less than its benchmark, a blend of 60% Russell 1000® Index and 40% Lehman U.S. Credit Index, which returned -15.17%. The Fund's stock and bond portfolios both outperformed their respective benchmarks and the Special Equities portfolio made a notable contribution as well.

On June 5, 2008, Calvert recommended, and the Trustees of the Fund approved, that New Amsterdam Partners, LLC become the primary equity portfolio subadvisor for CSIF Balanced Portfolio. New Amsterdam has been sharing equity management responsibilities since its appointment as a subadvisor in June 2004. The firm's portfolio management team, headed by founder Michelle Clayman, CFA, mixes quantitative and traditional fundamental analysis to construct large-cap portfolios designed to strike a favorable balance of growth and value characteristics. Profit Investment Management continues to manage a portion of the equities in the Portfolio as part of the Manager Discovery Program.

Investment Climate

The fourth calendar quarter of 2007 began on a high note, as several broad market benchmarks reached all-time highs. However, those highs were accompanied by increasing volatility in equity and bond markets as financial institutions began to realize the consequences of declining home prices and rising mortgage defaults. Soaring energy and food prices began to take a toll on consumers, and consumer and investor sentiment soured as it became apparent that the U.S. economy's long period of sustained growth was near an end.

The 12-month period was one of the most difficult in the history of the U.S. credit markets. The turmoil that began in August 2007 expanded to the top of the credit-quality ladder--freezing the markets for high-quality municipal bonds as well as government-guaranteed securities. The collapse of investment bank Bear Stearns surprised the markets in March. Conditions deteriorated again when Fannie Mae and Freddie Mac started a mid-summer skid that ended with a government takeover in early September. But it was far from over, as a dizzying and unprecedented chain of financial institution buyouts, bankruptcies, and takeovers unfolded during a month that ended with the rejection of a $700 billion rescue package by the House of Representatives. (A similar relief package was signed into law later that week.)

Portfolio Strategy--Equities

There was virtually no place to hide as nine of 10 economic sectors in the Russell 1000 Index suffered double-digit losses over the 12-month period. Given the scope of the credit crisis, it's no surprise that Financials was the worst-performing sector. A consistent underweight to Financials benefited the Portfolio for most of the period. However, we reduced our Financials exposure even more as the credit crisis worsened, and the benefit of the underweight in previous quarters was wiped out when Financials improved after the federal government took steps to ease the crisis during the third calendar quarter of 2008. An underweight to the Energy sector also penalized the Portfolio over the course of the period. The good news is that the adverse effects from the Financials and Energy sector weightings was offset by an overweight to Health Care, which posted relatively good performance for the year.

Overall stock selection was mildly positive during the period, but varied widely from sector to sector. Top stock picks included EOG Resources and Chesapeake Energy in the natural gas industry. The Fund's managers also identified good times to enter and exit these names. Stock selection was particularly problematic in the Industrials sector, where holdings of heavy equipment manufacturers Deere, Cummins, and Terex underperformed. In Financials, Calvert's sustainability and responsibility analysis excluded many of the most troubled names from the Portfolio--but not all, as Goldman Sachs and AIG weighed heavily on performance.

Portfolio Strategy--Fixed Income

The Portfolio was managed throughout the period with an underweight to corporate securities and a higher average credit quality rating than the benchmark. This helped returns during a period when corporate bonds, in general, posted negative returns and underperformed comparable U.S. Treasury securities. The Portfolio also maintained a significant position in cash and cash equivalents.

Offsetting some of these contributions were markdowns in bonds issued by several financial companies, including Glitnir Bank, Kaupthing Bank, Credit Agricole, and Wachovia.

Outlook

Cheap, easy credit in recent years has led to some of the excesses at the core of current financial crisis. However, the availability of credit has declined substantially in the past year. Both companies and individuals are taking measures to decrease their debt, which is having an unusually strong negative impact on the economy. For the balance of the year, we expect economic growth to be sub-par or recessionary and we expect the Fed's target interest rate to remain at the current 1.5% target or possibly move lower. The government's plan to establish an investment pool to take bad assets off the books of troubled financial firms may help. But it may not be a panacea to the broader fundamental economic problems we are facing, such as higher unemployment rates, decreasing housing values, tight credit, and falling corporate profits.

We expect the credit markets to slowly recover over the next year but do not expect a return to the heady times of a few years ago. While there are similarities to the credit crunch of the early 1990s, the problem is larger and more global in nature this time. Since financial institutions must rebuild capital they are not inclined to increase lending. Therefore, we think the credit crunch may last through next year. We are hopeful that the pending rescue package can help restore confidence in the markets, making banks more comfortable lending to each other and to consumers.

October 2008

As of September 30, 2008, the following companies represented the following percentages of Portfolio net assets: Bear Stearns 0%, Fannie Mae 0%, Freddie Mac 0%, EOG Resources 1.63%, Chesapeake Energy 0.50%, Deere & Co. 0.75%, Cummins 1.51%, Terex 0%, Goldman Sachs 1.03%, AIG 0%, Glitnir Bank 0.55%, Kaupthing Bank 0.37%, Credit Agricole 0.68%, and Wachovia 0.39%. All portfolio holdings are subject to change without notice.

Balanced Portfolio Statistics
September 30, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 9/30/08	12 Months ended 9/30/08
Class A	(8.13%)	(14.13%)
Class B	(8.60%)	(14.93%)
Class C	(8.53%)	(14.88%)
Class I	(7.94%)	(13.69%)
Balanced Composite Benchmark**	(9.53%)	(15.17%)
Lipper Mixed-Asset Target Allocation Growth Funds Avg.	(10.49%)	(17.90%)

Ten Largest Long-Term Holdings
	% of Net Assets
Adobe Systems, Inc.	2.1%
Colgate-Palmolive Co.	1.9%
Smith International, Inc.	1.9%
XTO Energy, Inc.	1.8%
Express Scripts, Inc.	1.7%
Symantec Corp.	1.7%
Bed Bath & Beyond, Inc.	1.6%
EOG Resources, Inc.	1.6%
Hewlett-Packard Co.	1.6%
Hospira, Inc.	1.6%
Total	17.5%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**The Calvert Balanced Composite Benchmark is comprised of 60% Russell 1000 Index and 40% Lehman U.S. Credit Index.

Balanced Portfolio Statistics
September 30, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(18.20%)
Five year	2.32%
Ten year	1.83%
Class B Shares
One year	(19.22%)
Five year	2.12%
Ten year	1.28%
Class C Shares
One year	(15.73%)
Five year	2.36%
Ten year	1.32%

Balanced Portfolio Statistics September 30, 2008 Average Annual Total Returns

Class I Shares*
One year	(13.72%)
Five year	3.69%
Since inception	1.68%
(2/26/99)
Asset Allocation	% of Total Investments
Equity Investments	57%
Bonds	38%
Cash & Cash Equivalents	5%
100%

Performance Comparison
Comparison of change in value of $10,000 investment.

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period June 30, 2003 through December 27, 2004.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Subadvisor change effective June 2008; earlier subadvisor changes occurred in June 2004 and March 2002. Past performance is no guarantee of future results.

Portfolio Management Discussion

Gregory Habeeb
Senior Portfolio Manager
of Calvert Asset Management Company

Performance

For the 12-month period ended September 30, 2008, CSIF Bond Portfolio Class A (at NAV) returned 0.86% versus -4.79% for the benchmark Lehman U.S. Credit Index. An underweight to corporate bonds helped the Portfolio outperform the benchmark.

Investment Climate

The 12-month period was one of the most difficult in the history of the U.S. credit markets. The turmoil that began in August 2007 expanded to the top of the credit-quality ladder--freezing the markets for high-quality municipal bonds and commercial paper as well as government-guaranteed housing agency and mortgage-backed securities. The collapse of investment bank Bear Stearns surprised the markets in March. Conditions deteriorated again when Fannie Mae and Freddie Mac started a mid-summer skid that ended with a government takeover in early September.

September continued to provide a dizzying and unprecedented chain of events. Lehman Brothers filed for bankruptcy, Bank of America bought struggling Merrill Lynch, the government rescued insurer AIG, and federal regulators seized and sold off the bulk of Washington Mutual's operations--and were orchestrating the sale of Wachovia at month's end. Goldman Sachs and Morgan Stanley opted to convert to commercial bank holding companies so they could borrow from the Federal Reserve. Finally, the House of Representatives rejected a $700 billion package to rescue the financial markets on September 29, which plunged the markets into chaos. (A similar relief package was signed into law later that week.)

The results of this protracted turmoil were a rush to safety and liquidity and a massive credit crunch. The Federal Reserve fought back throughout the period by expanding its existing liquidity-enhancement measures and launching new ones to pump cash into the banking system and support frozen short-term lending markets. In just the last few weeks of September, the central bank's balance sheet grew 50% to $1.5 trillion.

In the end, soaring demand for Treasury securities weighed heavily on yields as the benchmark 10-year Treasury note's yield fell 0.75 percentage points during the period to 3.85%. In fact, yields of short-term securities such as the three-month Treasury bill--which fell 2.90 percentage points to 0.92%--sank to the lowest levels since World War II.

Overall, headline inflation ran at a 5.4% pace as of August while core inflation was a tamer 2.5%1. Economic growth, as measured by gross domestic product, was expected to be just 1.2%2 for the reporting period.

Portfolio Strategy

The Portfolio was managed throughout the period with an underweight to corporate securities and a higher average credit-quality rating than the benchmark. This helped returns during a period when corporate bonds, in general, posted negative returns and underperformed comparable U.S. Treasury securities. The Portfolio also maintained a significant cash position.

Offsetting some of these contributions were markdowns in several bonds issued by financial companies, including Glitnir Bank, Kaupthing Bank, Credit Agricole, and Wachovia.

Outlook

We expect the credit markets to slowly recover over the next year but do not expect a return to the heady times of a few years ago. While there are similarities to the credit crunch of the early 1990s, the problem is larger and more global in nature this time. Since financial institutions must rebuild capital, they are not inclined to increase lending. Therefore, we think the credit crunch may last through next year.

For the balance of the year, we expect economic growth to be sub-par or recessionary and we expect the Fed's target interest rate to remain at the current 1.5% target or possibly move lower. High energy and food prices remain a concern, although core inflation has remained stable and should be partly restrained by the drag from the housing recession.

Moving forward, the programs announced by the Federal Reserve and Treasury should help restore confidence for lending institutions and investors. Also, spreads between yields of corporate bonds and Treasuries remain near historically wide levels--offering attractive opportunities for fixed-income investors focused on long-term results.

October 2008

1. Source: Bureau of Labor Statistics consumer price indexes for August 2008.

2. Source: Commerce Dept. and Wall Street Journal August 2008 survey of professional forecasters.

As of September 30, 2008, the following companies represented the following percentages of Portfolio net assets: Bear Stearns 0.41%, Fannie Mae 0.23%, Freddie Mac 0.34%, Lehman Brothers 0%, Bank of America 2.44%, Merrill Lynch 0%, AIG 0%, Washington Mutual 0%, Wachovia 1.20%, Goldman Sachs 0.79%, Morgan Stanley 0%, Glitnir Bank 1.51%, Kaupthing Bank 0.58%, Credit Agricole 1.40%. All portfolio holdings are subject to change without notice.

Bond Portfolio Statistics
September 30, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 9/30/08	12 Months ended 9/30/08
Class A	(1.89%)	0.86%
Class B	(2.31%)	(0.09%)
Class C	(2.23%)	0.11%
Class I	(1.54%)	1.45%
Lehman U.S. Credit Index**	(7.23%)	(4.79%)
Lipper Corporate Debt Funds A Rated Avg.	(4.59%)	(2.78%)

Maturity Schedule
	Weighted Average
	9/30/08	9/30/07
	8 years	9 years

SEC Yields
	30 days ended
	9/30/08	9/30/07
Class A	3.88%	4.93%
Class B	3.05%	4.14%
Class C	3.22%	4.31%
Class I	4.63%	5.72%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 3.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services, Inc.

Bond Portfolio Statistics
September 30, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(2.79%)
Five year	3.43%
Ten year	5.04%
Class B Shares
One year	(4.02%)
Five year	3.23%
Ten year	4.39%
Class C Shares
One year	(0.75%)
Five year	3.35%
Ten year	4.40%

Bond Portfolio Statistics
September 30, 2008

Average Annual Total Returns
Class I Shares
One year	1.59%
Five year	4.82%
Since inception	6.50%
(3/31/00)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 3.75% or deferred sales charge, as applicable. No sales charge has been applied to the indices used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Bond Portfolio Statistics September 30, 2008
Economic Sectors	% of Total Investments
Asset Backed Securities	9.3%
Banks	19.2%
Brokerages	1.1%
Commercial Mortgage-Backed Securities	1.8%
Financial Services	4.1%
Financials	2.5%
Industrial	15.7%
Industrial - Finance	2.2%
Insurance	0.3%
Mortgage Backed Securities	0.3%
Municipal Obligations	28.2%
Real Estate Investment
Trusts	3.8%
Special Purpose	8.9%
U.S. Government Agency
Obligations	1.0%
Utilities	1.6%
Total	100%

Portfolio Management Discussion

Richard England
of Atlanta Capital Management Company

Investment Performance

For the 12 months ended September 30, 2008, Calvert Social Investment Fund Equity Portfolio Class A shares (at NAV) returned -14.85% versus -21.98% for the Standard & Poor's 500 Index. Good stock selection in the Financials sector, including avoiding most of the prominent casualties in the sector, contributed significantly to this result.

Investment Climate

We cannot recall a more challenging investment environment. The slow, grinding deterioration in financial conditions that began in the summer of 2007 gathered speed this past summer and reached a frenzy point in late September. The breadth and depth of recent events have been unprecedented --at least since the Great Depression. With astoundingly quick endings, longstanding financial stalwarts Bear Stearns, Lehman Brothers, and Washington Mutual disappeared from the scene. Fannie Mae, Freddie Mac, and insurance giant AIG still exist, but as mere shadows of their former selves.

While we saw trouble brewing, we did not anticipate the severity of the turmoil in either the stock or the credit markets over the last few months. Breathtaking is the only adjective that adequately conveys our take on the situation. The Federal Reserve, the Administration, and Congress have undertaken numerous, substantial steps to inject liquidity and stimulus into the system. So far, the benefits have been limited.

The worsening problems in the financial system have increasingly weighed down an already soft real economy. The employment picture has deteriorated with rising numbers of layoffs and new jobs increasingly harder to come by. As a result of the credit crisis, tightened lending standards have made it harder to get a credit card or a loan to buy a car or house. Even the more resilient export sector is starting to see some softness as foreign economies are clearly deteriorating as well.

Over the last 12 months, the market has not only been weak, it has been exceptionally volatile. On several occasions, the market has tried to turn upward on the hope that one action or another by the Federal Reserve, Treasury Department, or Congress would bring the crisis to an end. Each time that proved to be overly optimistic and the downward trend resumed. Only one sector, Consumer Staples, managed to eke out a positive return during the 12-month reporting period. Health Care was down but to a lesser extent than the broad market. The relatively good performance of these two sectors reflects their more economically defensive nature. Given the environment of the last 12 months, it's not surprising that the Financials sector substantially lagged the market. Telecommunication Services and Industrials also trailed market averages.

Portfolio Strategy

The Portfolio benefited from both choosing the right stocks and being correct on most sector weighting decisions. The Financials sector was a stand-out in both categories. We correctly underweighted this troubled sector. And the stocks we did own--such as Aflac, Charles Schwab, and T. Rowe Price--substantially outperformed the group as a whole. Health Care made a similar contribution. We have long overweighted this sector because of the good growth prospects we've been able to find. Since this was the second-best performing sector over the past year, that overweight helped Portfolio performance. Individual holding Varian Medical Systems made a nice contribution, rising 36%.1 The Portfolio also benefited when Philips acquired Respironics, a manufacturer of sleep therapy products.

On the other hand, stock selection in Consumer Staples and Technology detracted from performance. Walgreens proved disappointing and we subsequently swapped our Walgreens position into CVS Caremark, where we see better fundamentals. Cisco Systems and Google hampered performance as well. Our underweight to the Energy sector also modestly hurt performance.

Since early 2008, we have been gradually and very selectively increasing our exposure to the Financials sector. At the same time, we have been slowly shifting our consumer exposure from the defensive Consumer Staples sector to the more offensive Consumer Discretionary sector. All of these actions have been to better position the Portfolio for the eventual economic recovery. Much of the funding for these moves came from reductions in Industrials and Technology. While we still see some significant opportunities in these sectors, they were beneficiaries of the five-year decline in the dollar--which now seems to be reversing as economic weakness shifts overseas.

Outlook

With the market tumult that we've witnessed over the last 12 months, it's hard to look ahead. The steady drumbeat of dour economic news only compounds that difficulty. But it's precisely at the moment that it's hardest to see the way forward that having a plan and executing it is most important.

While we cannot say with confidence that the market or economy won't get worse before it gets better, we can confidently predict that we are somewhere near the low ebb. There has been tremendous monetary and fiscal stimulus injected into our economy. The just-passed financial intervention bill should begin to "un-stick" credit markets. Coordinated stimulating actions have migrated around the globe. The effects of these steps will take time to work, but the seeds of a recovery have been sown.

We expect difficult economic conditions to wreak havoc with companies' financial results for at least several more quarters. However, they won't impact all companies equally. We're confident in our belief that the type of high-quality, growth-oriented companies we invest in will fare better than average. Having managed relatively well over the past year, we are sifting through the current market wreckage to position the portfolio to benefit from what is ahead.

October 2008

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2008, the following companies represented the following percentages of Portfolio net assets: Bear Stearns 0%, Lehman Brothers 0%, Washington Mutual 0%, Fannie Mae 0%, Freddie Mac 0%, AIG 0%, Aflac 2.57%, Charles Schwab 2.46%, T. Rowe Price 1.03%, Varian Medical 1.44%, Philips 0%, Respironics 0%, Walgreens 0%, CVS 3.57%, Cisco 4.50%, and Google 1.64%. All portfolio holdings are subject to change without notice.

Equity Portfolio Statistics
September 30, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 9/30/08	12 Months ended 9/30/08
Class A	(6.82%)	(14.85%)
Class B	(7.21%)	(15.56%)
Class C	(7.17%)	(15.49%)
Class I	(6.57%)	(14.39%)
S&P 500 Index**	(10.87%)	(21.98%)
Lipper Multi-Cap Core Funds Avg.	(11.83%)	(22.79%)

Ten Largest Stock Holdings
	% of Net Assets
Cisco Systems, Inc.	4.5%
Medtronic, Inc.	3.8%
Novartis AG (ADR)	3.6%
CVS Caremark Corp.	3.6%
Kohl's Corp.	3.6%
Staples, Inc.	3.5%
Hewlett-Packard Co.	3.3%
Stryker Corp.	3.2%
FMC Technologies, Inc.	2.9%
EOG Resources, Inc.	2.8%
Total	34.8%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**Source: Lipper Analytical Services.

Equity Portfolio Statistics
September 30, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(18.88%)
Five year	3.70%
Ten year	7.17%

Class B Shares
One year	(19.78%)
Five year	3.67%
Ten year	6.72%

Class C Shares
One year	(16.34%)
Five year	3.92%
Ten Year	6.81%

Equity Portfolio Statistics
September 30, 2008

Average Annual Total Returns
Class I Shares
One year	(14.39%)
Five year	5.29%
Since inception	5.08%
(11/1/99)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75% or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

*Source: Lipper Analytical Services, Inc.

Equity Portfolio Statistics September 30, 2008
Economic Sectors	% of Total Investments
Consumer Discretionary	10.8%
Consumer Staples	10.1%
Energy	7.5%
Financials	14.8%
Health Care	20.3%
Industrials	10.5%
Information Technology	18.9%
Limited Partnership Interest	0.1%
Materials	4.3%
Utilities	2.1%
Venture Capital	0.6%
Total	100%

Portfolio Management Discussion

Ric Thomas
of SSgA Funds Management, Inc.

Performance

Calvert Social Investment Fund Enhanced Equity Portfolio A shares (at NAV) returned -22.57% for the 12 months ended September 30, 2008. The Russell 1000® Index returned -22.10% for the same time period. The Fund's stock selection was a positive contributor to relative performance during the reporting period, while sector allocation acted as a slight drag on relative performance.

Investment Climate

The past 12 months was one of the most volatile periods in market history. A market-wide deleveraging began during the summer of 2007 and continued into late 2008. The trouble started in the subprime mortgage market and eventually forced financial institutions to take significant write-offs on the value of their assets. The resulting sharp rise in risk aversion curtailed both lending and consumer spending.

Many hedge funds had been highly leveraged on the belief that cheap value stocks would continue to dominate pricier growth stocks. As hedge funds began to unwind their positions, they sold their value holdings and bought back their growth stocks. This exacerbated the significant underperformance of value versus growth during the fourth quarter of 2007.

In the end, all major indexes of the U.S. equity market dropped significantly over the past 12 months. The Russell 1000® Growth Index fell 20.88%, while the Russell 1000® Value Index lost 23.56%. Small-cap stocks took less of a beating than large-caps, as the Russell 2000® Index declined 14.48%.

Momentum was the dominant theme for large-cap stocks during the first nine months of the reporting period. This was initially driven by sectors such as Energy and Materials. But momentum stocks fell sharply during the third quarter of 2008, giving back much of their gains experienced over the past year. Meanwhile, struggling sectors such as Financials and Consumer Discretionary delivered poor returns among large-cap stocks from September 2007 through June 2008.

Portfolio Strategy

Sector/Industry

Our sector allocation detracted from performance during the period, largely as the result of a slight underweight to the Energy sector. Oil prices surged to over $140 barrel by the summer of 2008 before falling to $90 per barrel by period-end. Overall, the sector fell over 14% during the 12-month period, which was still better than the 22.1% decline in the Russell 1000 Index. An underweight to Consumer Staples throughout much of the year had a negative impact as well, as rising fears of economic recession helped this sector fare better than all the others.

Individual Securities

We apply a proprietary, disciplined, quantitative investment process to identify those stocks in the Russell 1000 Index that we believe have the highest performance potential. The value component of our strategy initially hurt performance as hedge funds pared their leveraged positions at the beginning of the period. But the Portfolio regained some of the lost value later in the year by having balanced exposures to all of its models--especially the growth and market sentiment models, which performed particularly well.

Stock selection was strongest in the Financials sector--with stocks such as such as JPMorgan Chase (6%)1 and U.S. Bancorp (17%) helping performance. But the Portfolio benefited from not holding stocks in the Russell 1000 that did not meet our sustainability criteria for investments, such as Citigroup, Fannie Mae, or Lehman Brothers. Citigroup (-53%) suffered a series of write-downs over the year, Fannie Mae (-97%) entered government conservatorship, and Lehman Brothers (-99%) filed for bankruptcy.

Stock selection was weakest within the Industrials sector. In particular, construction equipment manufacturer Terex returned -66% during the 12-month period due to slowing global demand and reduced earnings guidance. In addition, the Fund carried a position in UAL, the parent of United Airlines, which fell roughly 80% during the year as sluggish revenue growth and rising energy costs continued to squeeze corporate profits.

Outlook and Impact on Portfolio Positioning

The problems in the subprime mortgage market have now spread and are impacting the Financials sector as a whole and, by extension, the entire global equity market. Deleveraging and risk aversion will likely continue over the medium term as the market is punishing any hint of leverage. Corporations are finding it difficult to issue any form of debt, including commercial paper. Prime brokers are forcing hedge funds to unwind leveraged positions. Consumers are no longer able to obtain cheap mortgage financing without a sizable down payment. The tight conditions in the credit market will impact the broader economy, possibly causing a global recession.

We have reviewed the factors with the best chance of succeeding during a recession and are raising the Portfolio's exposure to models that signal strong earnings quality. For example, we will favor companies generating positive cash flow and those that have healthy, unleveraged balance sheets. These companies outperformed during past economic slowdowns.

We expect the portfolio will remain fully invested in equities as market downturns typically offer opportunities to invest in good stocks at attractive valuations. Of course, the early stages of an economic slowdown can cause pain. Yet the market often predicts the economy, not the other way around. Therefore, the market is likely to move higher before an economic recovery is apparent.

October 2008

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of September 30, 2008, the following companies represented the following percentages of Fund net assets: Citigroup 0%, Fannie Mae 0%, Lehman Brothers 0%, JPMorgan Chase 1.89%, U.S. Bancorp 1.29%, Terex 0%, UAL 0%. All portfolio holdings are subject to change without notice.

Enhanced Equity
Portfolio Statistics
September 30, 2008

Investment Performance
(total return at NAV*)
	6 Months ended 9/30/08	12 Months ended 9/30/08
Class A	(11.50%)	(22.57%)
Class B	(11.99%)	(23.36%)
Class C	(11.84%)	(23.23%)
Class I	(11.21%)	(22.13%)
Russell 1000 Index**	(11.06%)	(22.10%)
Lipper Multi-Cap Core Funds Avg.	(11.83%)	(22.79%)

Ten Largest Stock Holdings
	% of Net Assets
Microsoft Corp.	3.5%
Procter & Gamble Co.	3.2%
International Business Machines Corp.	2.9%
AT&T, Inc.	2.8%
Bank of America Corp.	2.8%
Johnson & Johnson	2.8%
Pfizer, Inc.	2.7%
Intel Corp.	2.4%
Cisco Systems, Inc.	2.3%
3M Co.	2.0%
Total	27.4%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Lipper Analytical Services, Inc.

Enhanced Equity
Portfolio Statistics
September 30, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(26.24%)
Five year	1.57%
Ten year	2.07%
Class B Shares
One year	(27.19%)
Five year	1.42%
Ten year	1.48%
Class C Shares
One year	(23.94%)
Five year	1.69%
Ten year	1.52%

Enhanced Equity
Portfolio Statistics
September 30, 2008

Average Annual Total Returns
Class I Shares*
One year	(22.13%)
Five year	2.85%
Ten year	2.86%

Performance Comparison
Comparison of change in value of $10,000 investment.

* Note Regarding Class I Shares Total Returns: There were times during the reporting period when there were no shareholders in Class I. For purposes of reporting Average Annual Total Return, Class A performance at NAV (i.e. does not reflect deduction of the Class A front-end sales charge) is used during these periods in which there were no shareholders in Class I. For purposes of this Average Annual Total Return, the Class A performance at NAV was used during the period January 18, 2002 through April 29, 2005.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's maximum front-end sales charge of 4.75%, or deferred sales charge as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A, B and I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. The month-end date of 4/30/98 is used for comparison purposes only; actual Fund inception is 4/15/98. Past performance is no guarantee of future results.

Enhanced Equity

Portfolio Statistics
September 30, 2008
Economic Sectors	% of Total Investments
Consumer Discretionary	9.8%
Consumer Staples	7.4%
Energy	11.7%
Financials	16.5%
Health Care	13.9%
Industrials	11.2%
Information Technology	17.7%
Materials	2.7%
Telecommunication Services	4.7%
Utilities	4.4%
Total	100%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Money Market Portfolio charges a monthly low balance account fee of $3 to those shareholders whose account balance is less than $1,000. The Enhanced Equity Portfolio charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Money Market	4/1/08	9/30/08	4/1/08 - 9/30/08
Actual	$1,000.00	$1,010.80	$3.88
Hypothetical	$1,000.00	$1,021.14	$3.90
(5% return per year before expenses)

*Expenses for Money Market are equal to the annualized expense ratio of 0.77%, multiplied by the average account value over the period, multiplied by 183/366.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Balanced	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$918.70	$5.78
Hypothetical	$1,000.00	$1,018.98	$6.08
(5% return per year before expenses)
Class B
Actual	$1,000.00	$914.00	$10.51
Hypothetical	$1,000.00	$1,014.02	$11.05
(5% return per year before expenses)
Class C
Actual	$1,000.00	$914.70	$9.99
Hypothetical	$1,000.00	$1,014.57	$10.51
(5% return per year before expenses)
Class I
Actual	$1,000.00	$920.60	$3.46
Hypothetical	$1,000.00	$1,021.40	$3.64
(5% return per year before expenses)

*Expenses for Balanced are equal to the annualized expense ratios of 1.20%, 2.20%, 2.09% and 0.72% for Class A, Class B, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Bond	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$981.10	$5.45
Hypothetical	$1,000.00	$1,019.50	$5.55
(5% return per year before expenses)
Class B
Actual	$1,000.00	$976.90	$10.09
Hypothetical	$1,000.00	$1,014.79	$10.29
(5% return per year before expenses)
Class C
Actual	$1,000.00	$977.70	$9.37
Hypothetical	$1,000.00	$1,015.53	$9.55
(5% return per year before expenses)
Class I
Actual	$1,000.00	$984.60	$2.54
Hypothetical	$1,000.00	$1,022.44	$2.58
(5% return per year before expenses)

*Expenses for Bond are equal to the annualized expense ratios of 1.10%, 2.04%, 1.89%, and 0.51% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Equity	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$931.80	$5.80
Hypothetical	$1,000.00	$1,018.99	$6.06
(5% return per year before expenses)
Class B
Actual	$1,000.00	$927.90	$9.91
Hypothetical	$1,000.00	$1,014.72	$10.35
(5% return per year before expenses)
Class C
Actual	$1,000.00	$928.30	$9.48
Hypothetical	$1,000.00	$1,015.17	$9.90
(5% return per year before expenses)
Class I
Actual	$1,000.00	$934.30	$3.21
Hypothetical	$1,000.00	$1,021.68	$3.36
(5% return per year before expenses)

*Expenses for Equity are equal to the annualized expense ratios of 1.20%, 2.06%, 1.97%, and 0.66% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
CSIF Enhanced Equity	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$885.00	$5.96
Hypothetical	$1,000.00	$1,018.67	$6.38
(5% return per year before expenses)
Class B
Actual	$1,000.00	$880.10	$11.10
Hypothetical	$1,000.00	$1,013.19	$11.88
(5% return per year before expenses)
Class C
Actual	$1,000.00	$881.60	$10.09
Hypothetical	$1,000.00	$1,014.28	$10.80
(5% return per year before expenses)
Class I
Actual	$1,000.00	$887.90	$3.52
Hypothetical	$1,000.00	$1,021.27	$3.77
(5% return per year before expenses)

*Expenses for Enhanced Equity are equal to the annualized expense ratios of 1.27%, 2.36%, 2.14% and 0.75% for Class A, Class B, Class C, and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Calvert Social Investment Fund:

We have audited the accompanying statements of assets and liabilities of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios (collectively the Portfolios), each a series of the Calvert Social Investment Fund, including the schedules of investments, as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Money Market, Balanced, Bond, Equity, and Enhanced Equity Portfolios as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

MONEY MARKET PORTFOLIO
Schedule of Investments
September 30, 2008

U.S. Government Agencies	Principal
And Instrumentalities - 19.7%	Amount	Value
Farmer Mac:
2.30%, 4/1/09	$250,000	$250,000
2.50%, 4/1/09	500,000	500,000
Federal Home Loan Bank:
2.875%, 1/30/09	500,000	500,000
2.80%, 2/6/09	500,000	500,000
2.683%, 2/11/09 (r)	3,000,000	3,000,149
2.687%, 2/18/09 (r)	2,000,000	2,000,568
2.75%, 2/20/09	500,000	500,000
2.83%, 3/3/09	1,000,000	1,000,000
2.85%, 3/4/09	1,000,000	1,000,000
2.50%, 4/7/09	250,000	250,000
2.611%, 4/7/09 (r)	1,000,000	999,157
2.30%, 4/15/09	1,000,000	998,731
2.42%, 4/21/09	250,000	250,000
2.52%, 4/21/09	500,000	500,000
3.629%, 4/24/09 (r)	2,000,000	2,000,000
2.625%, 4/30/09	500,000	500,000
2.75%, 5/5/09	500,000	500,000
2.60%, 6/2/09	1,000,000	1,000,000
6.30%, 6/3/09	2,000,000	2,049,069
3.125%, 6/18/09	500,000	500,126
3.125%, 7/14/09	1,000,000	1,000,247
2.393%, 8/10/09 (r)	2,000,000	2,000,000
3.118%, 8/21/09 (r)	1,000,000	1,000,000
3.05%, 8/28/09	500,000	500,000
2.437%, 9/4/09 (r)	1,000,000	1,000,000
2.80%, 9/24/09	1,000,000	999,951
2.85%, 10/2/09	500,000	500,000
3.40%, 10/2/09	500,000	500,000
3.80%, 10/2/09	250,000	250,000
2.774%, 2/19/10 (r)	1,000,000	999,506
Federal Home Loan Bank Discount Notes:
8/21/09	1,000,000	973,810
9/3/09	1,000,000	973,321
Freddie Mac:
2.60%, 3/17/09	500,000	500,000
2.40%, 4/7/09	250,000	250,000
2.60%, 5/20/09	1,000,000	1,000,000
2.75%, 6/5/09	1,000,000	1,000,000
2.625%, 6/12/09	1,500,000	1,500,000
2.65%, 6/22/09	1,000,000	1,000,000
3.15%, 7/21/09	500,000	500,000
3.15%, 7/28/09	1,000,000	1,000,044
3.168%, 9/21/09 (r)	500,000	499,815

Total U.S. Government Agencies and Instrumentalities
(Cost $36,744,494)		36,744,494

Depository Receipts for U.S.	Principal
Government Guaranteed Loans - 0.4%	Amount	Value
Colson Services Corporation Loan Sets:
3.844%, 7/26/10 (c)(h)(r)	$42,243	$42,248
3.75%, 1/22/11 (c)(h)(r)	51,547	51,546
4.00%, 3/23/12 (c)(h)(r)	63,568	63,648
3.875%, 5/29/12 (c)(h)(r)	154,533	154,531
3.75%, 8/10/12 (c)(h)(r)	383,215	384,250
3.75%, 9/2/12 (c)(h)(r)	68,114	68,263

Total Depository Receipts For U.S. Government
Guaranteed Loans (Cost $764,486)		764,486

Certificates of Deposit - 0.4%
Bank of Cherokee County, 2.25%, 4/21/09 (k)	100,000	100,000
Broadway Federal Bank FSB, 3.25%, 7/15/09 (k)	100,000	100,000
Community Bank of the Bay, 4.40%, 10/8/08 (k)	100,000	100,000
Community Capital Bank, 4.25%, 1/19/09 (k)	100,000	100,000
Elk Horn Bank & Trust Co., 4.00%, 12/18/08 (k)	100,000	100,000
One United Bank, 2.50%, 9/24/09 (k)	100,000	100,000
Self Help Credit Union, 3.26%, 7/14/09 (k)(r)	100,000	100,000

Total Certificates of Deposit (Cost $700,000)		700,000

Taxable Municipal Obligations - 0.6%
Washington State GO, 4.15%, 7/1/09	1,125,000	1,134,450

Total Taxable Municipal Obligations (Cost $1,134,450)		1,134,450

Taxable Variable Rate Demand Notes - 72.3%
2880 Stevens Creek LLC, 5.00%, 11/1/33, LOC: Bank of the West (r)	3,205,000	3,205,000
Akron Hardware Consultants, Inc., 8.00%, 11/1/22,
LOC: FirstMerit Bank, C/LOC: FHLB (r)	1,709,000	1,709,000
Bayfront Regional Development Corp., 8.50%, 11/1/27,
LOC: PNC Bank (r)	6,000,000	6,000,000
Bochasanwais Shree Akshar Purushottam Swaminarayan Sanstha,
Inc., 4.05%, 6/1/22, LOC: Comerica Bank (r)	2,700,000	2,700,000
Butler County Alabama IDA Revenue, 7.50%, 3/1/12, LOC:
Whitney National Bank, C/LOC: FHLB (r)	530,000	530,000
California Statewide Communities Development Authority Special
Tax Revenue, 9.00%, 3/15/34, LOC: Fannie Mae (r)	2,650,000	2,650,000
Chatham Centre LLC, 8.00%, 4/1/22, LOC: Bank of North
Georgia (r)	505,000	505,000
CIDC-Hudson House LLC New York Revenue, 3.00%, 12/1/34,
LOC: Hudson River Bank & Trust, C/LOC: FHLB (r)	1,785,000	1,785,000
Durham North Carolina GO, 3.29%, 5/1/18, BPA: Bank
of America (r)	6,250,000	6,250,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Florida State Housing Finance Corp. MFH Revenue:
Victoria B, 8.50%, 10/15/32, LOC: Fannie Mae (r)	$2,400,000	$2,400,000
Victoria J-2, 8.50%, 10/15/32, LOC: Fannie Mae (r)	2,240,000	2,240,000
9.00%, 11/1/32, LOC: Freddie Mac (r)	950,000	950,000
Fuller Road Management Corp. New York Revenue, 8.28%,
7/1/37, LOC: Key Bank (r)	8,000,000	8,000,000
Haskell Capital Partners Ltd., 9.00%, 9/1/20, LOC: Colonial
Bank, C/LOC: FHLB (r)	3,610,000	3,610,000
HHH Investment Co., 5.00%, 7/1/29, LOC: Bank of the
West (r)	2,145,000	2,145,000
Holland Board of Public Works Home Building Co., 6.85%,
11/1/22, LOC: Wells Fargo Bank (r)	935,000	935,000
Jobs Co. LLC, 9.00%, 5/1/22, LOC: First Commercial Bank (r)	2,425,000	2,425,000
Kaneville Road Joint Venture, Inc., 10.00%, 11/1/32, LOC: First
American Bank, C/LOC: FHLB (r)	7,530,000	7,530,000
Lancaster California Redevelopment Agency MFH Revenue,
9.00%, 1/15/35, LOC: Fannie Mae (r)	100,000	100,000
Los Angeles California MFH Revenue, 5.43%, 12/15/34,
LOC: Fannie Mae (r)	900,000	900,000
Main & Walton Development Co., 9.00%, 9/1/26, LOC:
Sovereign Bank, C/LOC: FHLB (r)	5,145,000	5,145,000
Milpitas California MFH Revenue, 9.00%, 8/15/33, LOC:
Fannie Mae (r)	2,200,000	2,200,000
Milwaukee Wisconsin Redevelopment Authority Revenue,
4.15%, 8/1/20, LOC: Marshall & Ilsley Bank (r)	1,055,000	1,055,000
MOB Management One LLC, 9.00%, 12/1/26, LOC:
Columbus Bank & Trust (r)	1,210,000	1,210,000
Montgomery New York Industrial Development Board Pollution
Control Revenue, 8.25%, 5/1/25, LOC: FHLB (r)	2,980,000	2,980,000
Ness Family Partners LP, 5.00%, 9/1/34, LOC: BNP Paribas (r)	1,000,000	1,000,000
New York State Go, 3.12%, 3/15/10, LOC: Dexia Credit Local
(mandatory put, 12/3/08 @ 100)(r)	1,300,000	1,300,000
New York City New York Housing Development Corp. MFH
Development Revenue 9.00%, 12/1/35, CF: Freddie Mac (r)	4,560,000	4,560,000
New York State MMC Corp. Revenue, 3.00%, 11/1/35, LOC:
JPMorgan Chase Bank (r)	3,970,000	3,970,000
Ogden City Utah Redevelopment Agency Revenue, 7.00%, 1/1/31,
LOC: Bank of New York (r)	5,815,000	5,815,000
Osprey Management Co. LLC, 6.75%, 6/1/27, LOC: Wells
Fargo Bank (r)	5,100,000	5,100,000
Peoploungers, Inc., 7.50%, 4/1/18, LOC: Bank of New Albany,
C/LOC: FHLB (r)	2,200,000	2,200,000
Portage Indiana Economic Development Revenue, 4.05%,
3/1/20, LOC: FHLB (r)	300,000	300,000
Post Apartment Homes LP, 6.60%, 7/15/29, LOC: Fannie Mae (r)	3,380,000	3,380,000
Rathbone LLC, 7.25%, 1/1/38, LOC: Comerica Bank (r)	4,500,000	4,500,000
Roosevelt Paper Co., 6.00%, 6/1/12, LOC: Wachovia Bank (r)	1,420,000	1,420,000
Scott Street Land Co., 10.00%, 1/3/22, LOC: Fifth
Third Bank (r)	2,850,000	2,850,000
Scottsboro Alabama Industrial Development Board Revenue,
9.00%, 10/1/10, LOC: Wachovia Bank (r)	350,000	350,000
Sea Island Co., 9.21%, 2/1/21, LOC: Columbus Bank & Trust (r)	1,195,000	1,195,000
Shawnee Kansas Private Activity Revenue, 2.65%, 12/1/12,
LOC: JPMorgan Chase Bank (r)	3,535,000	3,535,000

	Principal
Taxable Variable Rate Demand Notes - Cont'd	Amount	Value
Sheridan Colorado Redevelopment Agency Tax Allocation Revenue,
9.00%, 12/1/29, LOC: Citibank (r)	$5,600,000	$5,600,000
St. Joseph County Indiana Economic Development Revenue, 4.10%,
6/1/27, LOC: FHLB (r)	345,000	345,000
St. Paul Minnesota Port Authority Revenue, 6.60%, 3/1/21,
LOC: Dexia Credit Local (r)	1,710,000	1,710,000
Standard Furniture Manufacturing Co., Inc., 3.68%, 3/1/15,
LOC: RBC Centura Bank (r)	7,179,000	7,179,000
Tyler Enterprises LLC, 9.00%, 10/1/22, LOC: Peoples Bank and
Trust, C/LOC: FHLB (r)	965,000	965,000
Union Springs Wastewater Treatment Plant LLC, 8.50%, 7/1/37,
LOC: Regions Bank (r)	2,500,000	2,500,000
Washington State MFH Finance Commission Revenue:
9.00%, 6/15/32, LOC: Fannie Mae (r)	1,100,000	1,100,000
9.00%, 7/15/32, LOC: Fannie Mae (r)	730,000	730,000
9.00%, 7/15/34, LOC: Fannie Mae (r)	1,670,000	1,670,000
9.00%, 5/15/35, LOC: Fannie Mae (r)	860,000	860,000
9.00%, 5/1/37, LOC: Freddie Mac (r)	1,350,000	1,350,000

Total Taxable Variable Rate Demand Notes (Cost $134,643,000)		134,643,000

TOTAL INVESTMENTS (Cost $173,986,430) - 93.4%		173,986,430
Other assets and liabilities, net - 6.6%		12,324,547
Net Assets - 100%		$186,310,977

See notes to schedule of investments and notes to financial statements.

Balanced Portfolio
Schedule of Investments
September 30, 2008
Equity Securities - 56.1%	Shares	Value
Aerospace & Defense - 0.1%
BE Aerospace, Inc.*	23,143	$366,354

Air Freight & Logistics - 0.1%
FedEx Corp.	4,002	316,318
United Parcel Service, Inc., Class B	5,290	332,688
		649,006

Beverages - 1.6%
PepsiCo, Inc.	107,100	7,633,017

Biotechnology - 1.3%
Amgen, Inc.*	13,610	806,665
Gilead Sciences, Inc.*	115,200	5,250,816
		6,057,481

Capital Markets - 2.0%
Federated Investors, Inc., Class B	8,600	248,110
Goldman Sachs Group, Inc.	31,300	4,006,400
Northern Trust Corp.	62,900	4,541,380
SEI Investments Co.	14,200	315,240
T. Rowe Price Group, Inc.	8,614	462,658
		9,573,788

Chemicals - 1.5%
Praxair, Inc.	100,900	7,238,566

Commercial Banks - 0.1%
Wells Fargo & Co.	19,000	713,070

Communications Equipment - 1.7%
Cisco Systems, Inc. (s)*	337,780	7,620,317
QUALCOMM, Inc.	11,790	506,616
		8,126,933

Computers & Peripherals - 3.3%
Apple, Inc.*	5,100	579,666
EMC Corp.*	27,982	334,665
Hewlett-Packard Co.	168,510	7,791,902
International Business Machines Corp.	55,100	6,444,496
Western Digital Corp.*	28,280	602,930
		15,753,659

Consumer Finance - 0.1%
American Express Co.	15,200	538,536

Equity Securities - Cont'd	Shares	Value
Diversified Financial Services - 2.1%
Bank of America Corp.	10,107	$353,745
CME Group, Inc.	16,640	6,181,926
First Republic Preferred Capital Corp., Preferred (e)	500	380,000
JPMorgan Chase & Co.	17,445	814,682
MFH Financial Trust I, Preferred (b)(e)	20,000	767,460
Roslyn Real Estate Asset Corp., Preferred (b)(e)	10	660,000
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	225,000
Trust II, Preferred (b)(e)	500,000	225,000
Trust III, Preferred (b)(e)	500,000	225,000
Trust IV, Preferred (b)(e)	500,000	225,000
		10,057,813

Diversified Telecommunication Services - 1.5%
AT&T, Inc.	266,075	7,428,814

Electronic Equipment & Instruments - 2.1%
Amphenol Corp.	189,100	7,590,474
Dolby Laboratories, Inc.*	65,300	2,297,907
Jabil Circuit, Inc.	32,350	308,619
		10,197,000

Energy Equipment & Services - 1.8%
Smith International, Inc.	152,200	8,925,008

Food Products - 1.7%
Campbell Soup Co.	177,300	6,843,780
General Mills, Inc.	6,800	467,296
Kellogg Co.	8,000	448,800
McCormick & Co., Inc.	10,000	384,500
		8,144,376

Gas Utilities - 1.2%
Oneok, Inc.	165,000	5,676,000

Health Care Equipment & Supplies - 5.1%
Beckman Coulter, Inc.	4,000	283,960
Becton Dickinson & Co.	95,500	7,664,830
DENTSPLY International, Inc.	10,200	382,908
Hologic, Inc.*	36,400	703,612
Hospira, Inc.*	201,000	7,678,200
Medtronic, Inc.	14,271	714,977
St. Jude Medical, Inc.*	160,900	6,997,541
		24,426,028

Health Care Providers & Services - 3.1%
DaVita, Inc.*	107,200	6,111,472
Express Scripts, Inc.*	110,000	8,120,200
Healthways, Inc.*	10,000	161,300
Lincare Holdings, Inc.*	8,500	255,765
Quest Diagnostics, Inc.	8,224	424,934
		15,073,671

Equity Securities - Cont'd	Shares	Value
Household Products - 2.0%
Colgate-Palmolive Co.	124,159	$9,355,381
Procter & Gamble Co.	7,300	508,737
		9,864,118

Industrial Conglomerates - 0.1%
3M Co.	5,073	346,537

Insurance - 1.0%
Aflac, Inc.	8,750	514,062
Conseco, Inc.*	48,476	170,636
Prudential Financial, Inc.	57,300	4,125,600
		4,810,298

Internet & Catalog Retail - 0.9%
Expedia, Inc.*	280,900	4,244,399

Internet Software & Services - 0.0%
Akamai Technologies, Inc.*	10,909	190,253

IT Services - 0.0%
Fiserv, Inc.*	5,000	236,600

Life Sciences - Tools & Services - 1.6%
Thermo Fisher Scientific, Inc.*	131,400	7,227,000
Waters Corp.*	4,700	273,446
		7,500,446

Machinery - 3.7%
Cummins, Inc.	166,400	7,275,008
Danaher Corp.	90,556	6,284,586
Deere & Co.	72,800	3,603,600
Graco, Inc.	10,100	359,661
Illinois Tool Works, Inc.	6,610	293,815
		17,816,670

Multiline Retail - 0.1%
Target Corp.	6,000	294,300

Office Electronics - 0.5%
Xerox Corp.	197,300	2,274,869

Oil, Gas & Consumable Fuels - 4.5%
Cimarex Energy Co.	99,400	4,861,654
EOG Resources, Inc.	87,700	7,845,642
Plains Exploration & Production Co.*	8,000	281,280
XTO Energy, Inc.	184,487	8,582,335
		21,570,911

Paper & Forest Products - 0.1%
Weyerhaeuser Co.	5,800	351,364

Equity Securities - Cont'd	Shares	Value
Pharmaceuticals - 0.3%
Barr Pharmaceuticals, Inc.*	10,884	$710,725
Johnson & Johnson	13,000	900,640
		1,611,365

Professional Services - 0.1%
Manpower, Inc.	8,500	366,860

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp.	22,111	414,139
NVIDIA Corp.*	20,520	219,769
		633,908

Software - 4.5%
Adobe Systems, Inc.*	255,200	10,072,744
Autodesk, Inc.*	77,200	2,590,060
Citrix Systems, Inc.*	17,000	429,420
Microsoft Corp.	26,160	698,210
Symantec Corp.*	405,900	7,947,522
		21,737,956

Specialty Retail - 3.3%
Bed Bath & Beyond, Inc.*	252,700	7,937,307
Staples, Inc.	27,766	624,735
TJX Co.'s, Inc.	246,500	7,523,180
		16,085,222

Textiles, Apparel & Luxury Goods - 0.9%
Nike, Inc., Class B	62,800	4,201,320

Venture Capital - 2.0%
Agraquest, Inc.:
Series B Preferred (b)(i)*	190,477	38,033
Series C Preferred (b)(i)*	117,647	27,191
Series H Preferred (b)(i)*	4,647,053	316,892
Allos Therapeutics, Inc.*	42,819	317,289
CFBanc Corp., Series A(b)(i)*	27,000	368,328
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/31/12) (b)(i)*	189,375	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	118,360	-
(strike price $0.01/share, expires 10/15/12) (b)(i)*	887,700	-
(strike price $0.14/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.28/share, expires 10/15/12) (b)(i)*	118,359	-
(strike price $0.01/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 2/28/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.14/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.28/share, expires 5/31/13) (b)(i)*	29,590	-
(strike price $0.01/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 8/31/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	250,000	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	23,127	-
(strike price $0.01/share, expires 9/4/13) (b)(i)*	173,455	-

Equity Securities - Cont'd	Shares	Value
Venture Capital - Cont'd
(strike price $0.14/share, expires 9/4/13) (b)(i)*	23,127	$ -
(strike price $0.28/share, expires 9/4/13) (b)(i)*	23,128	-
(strike price $0.01/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.14/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.28/share, expires 11/30/13) (b)(i)*	35,372	-
(strike price $0.01/share, expires 4/21/14) (b)(i)*	162,500	-
Community Bank of the Bay*	4,000	20,400
Community Growth Fund*	1,754,923	1,409,173
Consensus Orthopedics:
Common Stock (b)(i)*	180,877	-
Series A-1 Preferred (b)(i)*	420,683	-
Series B Preferred (b)(i)*	348,940	17,447
Series C Preferred (b)(i)*	601,710	120,342
Distributed Energy Systems Corp.*	14,937	224
Environmental Private Equity Fund II, Liquidating Trust(b)(i)*	200,000	44,763
Evergreen Solar, Inc.*	66,000	364,320
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	1,184
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	111,143
Series A Preferred, Warrants (strike price $1.00/share, expires
10/10/12)(b)(i)*	1,104	673
Series B Preferred (b)(i)*	161,759	260,432
Series C Preferred (b)(i)*	36,984	59,544
Inflabloc Pharmaceuticals, Inc.(b)(i)*	1,193	1
Neighborhood Bancorp(b)(i)*	10,000	165,531
Plethora Technology, Inc.:
Common Warrants (strike price $0.01/share, expires
4/29/15) (b)(i)*	72,000	-
Series A Preferred (a)(b)(i)*	825,689	-
Series A Preferred Warrants:
(strike price $0.85/share, expires 6/9/13) (b)(i)*	176,471	-
(strike price $0.85/share, expires 9/6/13) (b)(i)*	88,236	-
Seventh Generation, Inc.(b)(i)*	200,295	4,506,638
SMARTHINKING, Inc.:
Series 1-A, Convertible Preferred (b)(i)*	104,297	172,388
Series 1-B, Convertible Preferred (b)(i)*	163,588	31,050
Series 1-B, Preferred Warrants (strike price $0.01/share,
expires 5/26/15) (b)(i)*	11,920	2,143
Wild Planet Entertainment, Inc.:
Series B Preferred (b)(i)*	476,190	1,226,573
Series E Preferred (b)(i)*	129,089	332,508
Wind Harvest Co., Inc.(b)(i)*	8,696	1
		9,914,211

Total Equity Securities (Cost $285,091,127)		270,630,727

	Principal
Venture Capital Debt Obligations - 0.5%	Amount	Value
City Soft, Inc.:
Convertible Notes I, 10.00%, 8/31/08 (b)(i)(w)*	$297,877	$ -
Convertible Notes II, 10.00%, 8/31/08 (b)(i)(w)*	32,500	-
Convertible Notes III, 10.00%, 8/31/08 (b)(i)(w)*	25,000	-
Convertible Notes IV, 10.00%, 8/31/08 (b)(i)(w)*	25,000	-
KDM Development Corp., 2.41%, 12/31/08 (b)(i)	704,489	704,489
AccessBank, 8.477%, 8/29/12 (b)(i)	500,000	514,306
Plethora Technology, 12.00%, 6/30/09 (b)(i)(r)	150,000	7,500
Rose Smart Growth Investment Fund, 6.045%, 4/1/21 (b)(i)	1,000,000	1,000,000

Total Venture Capital Debt Obligations (Cost $2,747,623)		2,226,295

	Adjusted
Limited Partnership Interest - 0.7%	Basis
Angels With Attitude I LLC (a)(b)(i)*	200,000	171,525
Coastal Venture Partners (b)(i)*	133,958	123,484
Commons Capital (b)(i)*	458,356	315,596
First Analysis Private Equity Fund IV (b)(i)*	670,660	949,300
GEEMF Partners (a)(b)(i)*	-	221,805
Global Environment Emerging Markets Fund (b)(i)*	-	503,190
Infrastructure and Environmental Private Equity Fund III (b)(i)*	328,443	178,732
Labrador Ventures III (b)(i)*	360,875	85,931
Labrador Ventures IV (b)(i)*	911,085	217,340
Milepost Ventures (a)(b)(i)*	500,000	1
New Markets Growth Fund LLC (b)(i)*	225,646	211,733
Solstice Capital (b)(i)*	384,644	390,020
Utah Ventures II (b)(i)*	867,581	-
Venture Strategy Partners (b)(i)*	206,057	25,810

Total Limited Partnership Interest (Cost $5,247,305)		3,394,467

	Principal
Asset Backed Securities - 0.0%	Amount
ACLC Business Loan Receivables Trust, 3.138%, 10/15/21 (e)(r)	214,955	202,851

Total Asset Backed Securities (Cost $202,370)		202,851

Collateralized Mortgage-Backed Obligations
(privately originated) - 0.5%
Chase Funding Mortgage Loan, 4.045%, 5/25/33	1,499,712	1,460,492
Impac CMB Trust, 3.477%, 5/25/35 (r)	1,266,072	855,608
Residential Asset Securitization Trust, 6.25%, 11/25/36	277,462	233,439

Total Collateralized Mortgage-Backed Obligations
(privately originated) (Cost $3,001,068)		2,549,539

	Principal
Commercial Mortgage-Backed Securities - 2.2%	Amount	Value
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	$2,000,000	$1,794,140
Cobalt CMBS Commercial Mortgage Trust, 5.935%, 5/15/46 (r)	3,000,000	2,821,056
Crown Castle Towers LLC, 4.643%, 6/15/35 (e)	4,000,000	3,940,363
Enterprise Mortgage Acceptance Co. LLC:
0.719%, 1/15/25 (e)(r)	15,706,431	314,129
6.115%, 1/15/27 (e)(r)	1,772,582	833,113
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	500,000	494,727
Trust III, 5.361%, 2/15/36 (e)	300,000	301,767

Total Commercial Mortgage-Backed Securities (Cost $10,899,442)		10,499,295

Corporate Bonds - 19.1%
AgFirst Farm Credit Bank:
6.585% to 06/15/12, floating rate thereafter to 6/15/49 (e)(r)	1,250,000	748,313
7.30%, 10/14/49 (e)	2,000,000	1,624,680
Alliance Mortgage Investments, 12.61%, 6/1/10 (b)(r)(x)	385,345	-
American National Red Cross, 5.362%, 11/15/11	3,215,000	3,328,618
APL Ltd., 8.00%, 1/15/24	550,000	473,000
Atlantic Marine Corp. Communities LLC, 6.158%,
12/1/51 (b)(e)	1,000,000	778,400
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	4,060,000	203,000
Aurora Military Housing LLC, 5.35%, 12/15/25 (e)	2,565,000	2,299,599
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	1,280,000	1,234,920
BAC Capital Trust XV, 3.61%, 6/1/56 (r)	2,800,000	2,096,178
Bank of America, 3.404%, 5/12/10 (r)	2,000,000	1,973,828
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	999,902	1,020,880
CAM US Finance SA Sociedad Unipersonal, 2.951%, 2/1/10 (e)(r)	500,000	475,530
Camp Pendleton & Quantico Housing LLC, 6.165%,
10/1/50 (b)(e)	600,000	466,800
Cardinal Health, Inc., 3.053%, 10/2/09 (r)	1,000,000	973,582
Chesapeake Energy Corp.:
6.50%, 8/15/17	250,000	220,000
7.25%, 12/15/18	2,400,000	2,214,000
Chevy Chase Bank FSB, 6.875%, 12/1/13	250,000	199,131
CIT Group, Inc., 6.10% to 3/15/17, floating rate thereafter
to 3/15/67 (r)	900,000	328,500
Compass Bancshares, Inc., 3.391%, 10/9/09 (e)(r)	1,000,000	995,791
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (e)(r)	4,850,000	3,270,239
CVS Caremark Corp., 4.317%, 9/10/10 (r)	500,000	489,686
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,072,107
Discover Financial Services, 3.349%, 6/11/10 (r)	2,500,000	2,018,015
Enterprise Products Operating LP, 7.034% to 1/15/18,
floating rate thereafter to 1/15/68 (r)	3,600,000	3,044,411
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	1,000,832
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	2,000,000	1,642,420
Glitnir Banki HF:
2.951%, 10/15/08 (e)(g)(r)(z)	2,000,000	1,984,288
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(z)	1,500,000	693,271
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	1,900,000	1,879,765

	Principal
Corporate Bonds - Cont'd	Amount	Value
Goldman Sachs Group, Inc.:
3.27%, 12/23/09 (r)	$500,000	$499,373
3.869%, 6/28/10 (r)	500,000	456,250
Great River Energy:
5.829%, 7/1/17 (e)	436,531	441,437
6.254%, 7/1/38 (e)	2,500,000	2,332,725
HBOS plc, 6.413% to 10/1/35, floating rate thereafter to
10/1/49 (e)(r)	550,000	310,222
Hewlett-Packard Co., 3.21%, 9/3/09 (r)	930,000	927,195
Home Depot, Inc., 2.944%, 12/16/09 (r)	300,000	281,907
HRPT Properties Trust, 3.419%, 3/16/11 (r)	1,250,000	1,156,052
Huntington National Bank, 4.65%, 6/30/09	500,000	489,738
Independence Community Bank Corp., 3.75% to 4/1/09,
floating rate thereafter to 4/1/14 (r)	2,500,000	2,001,179
John Deere Capital Corp., 3.485%, 1/18/11 (r)	2,000,000	1,949,136
JPMorgan Chase & Co.:
2.36%, 10/28/08 (r)	3,850,000	3,851,147
7.00%, 11/15/09	2,000,000	2,054,125
Kaupthing Bank HF, 5.75%, 10/4/11 (b)(e)(z)	2,750,000	1,766,875
Leucadia National Corp.:
7.00%, 8/15/13	1,420,000	1,334,800
8.125%, 9/15/15	980,000	957,082
LL & P Wind Energy, Inc. Washington Revenue Bonds,
6.192%, 12/1/27	2,000,000	1,967,200
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	1,696,000	16,960
8.30%, 12/1/37 (e)(m)*	6,130,000	61,300
8.45%, 12/1/97 (e)(m)*	2,560,000	25,600
M&I Marshall & Ilsley Bank, 3.083%, 12/4/12 (r)	500,000	400,670
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	1,000,000	796,290
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	500,000	500,663
6.90%, 10/1/37	1,000,000	1,040,193
Ohana Military Communities LLC, 5.675%, 10/1/26 (e)	2,250,000	2,010,330
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(y)	1,100,000	197,384
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	1,250,000	982,837
Pacific Pilot Funding Ltd., 3.536%, 10/20/16 (e)(r)	960,133	945,762
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	500,000	480,738
Pioneer Natural Resources Co.:
5.875%, 7/15/16	500,000	447,051
6.65%, 3/15/17	1,300,000	1,170,225
6.875%, 5/1/18	700,000	626,102
7.20%, 1/15/28	700,000	602,048
Preferred Term Securities IX Ltd., 3.558%, 4/3/33 (e)(r)	765,236	579,666
ProLogis, 6.625%, 5/15/18	700,000	601,363
Redstone Arsenal Military Housing, 5.45%, 9/1/26 (e)	1,250,000	1,286,178
Reed Elsevier Capital, Inc., 3.149%, 6/15/10 (r)	3,000,000	2,932,348
Roper Industries, Inc., 6.625%, 8/15/13	500,000	507,020
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating
rate thereafter to 3/31/49 (b)(r)	2,500,000	1,600,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Salvation Army, 5.46%, 9/1/16	$160,000	$161,962
Sovereign Bancorp, Inc., 3.09%, 3/1/09 (r)	500,000	408,596
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	161,620
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/43 (e)	5,000,000	947,779
2/15/45 (b)(e)	31,299,649	3,652,669
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/15/42 (r)	4,500,000	1,890,000
Wells Fargo Bank, 6.734%, 9/1/47 (e)	1,500,000	1,573,650
Wells Fargo Capital XIII, 7.70% to 3/26/13, floating rate
thereafter to 12/29/49 (r)	250,000	218,003
Weyerhaeuser Co., 4.198%, 9/24/09 (r)	4,000,000	3,930,743

Total Corporate Bonds (Cost $116,815,444)		92,281,977

U.S. Government Agencies and Instrumentalities - 0.6%
Government National Mortgage Association, 5.50%, 1/16/32	2,310,488	301,327
Small Business Administration:
5.038%, 3/10/15	892,480	871,960
4.94%, 8/10/15	1,465,390	1,435,001
U.S. Department of Housing and Urban Development,
3.44%, 8/1/11	250,000	249,042

Total U.S. Government Agencies and
Instrumentalities (Cost $2,903,638)		2,857,330

Municipal Obligations - 0.2%
Maryland State Economic Development Corp. Revenue Bonds,
8.625%, 10/1/19 (f)*	3,750,000	917,609

Total Municipal Obligations (Cost $3,763,545)		917,609

Taxable Municipal Obligations - 13.7%
Adams-Friendship Area Wisconsin School District GO Bonds,
5.42%, 3/1/17	200,000	198,274
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon, 10/1/11	6,000,000	5,306,100
Anaheim California Redevelopment Agency Tax Allocation
Bonds, 5.759%, 2/1/18	750,000	739,043
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	750,000	719,288
Brownsville Texas Utility System Revenue Bonds, 5.204%,
9/1/17	500,000	472,595
California Statewide Communities Development Authority
Revenue Bonds:
5.48%, 8/1/11	800,000	820,520
5.01%, 8/1/15	635,000	623,119

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Chicago Illinois GO Bonds, 5.30%, 1/1/14	$1,500,000	$1,468,305
Commonwealth Pennsylvania Financing Authority Revenue Bonds,
5.631%, 6/1/23	1,860,000	1,931,889
Cook County Illinois School District GO Bonds,
Zero Coupon, 12/1/13	2,135,000	1,641,666
Detroit Michigan GO Bonds, 5.15%, 4/1/25	1,250,000	1,077,313
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	750,000	732,495
Georgetown University Washington DC Revenue Bonds, 7.22%,
4/1/19	2,000,000	1,995,000
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	500,000	490,030
Illinois State MFH Development Authority Revenue Bonds:
5.60%, 12/1/15	1,150,000	1,185,984
6.537%, 1/1/33	1,000,000	932,870
Inglewood California Pension Funding Revenue Bonds, 5.07%,
9/1/20	660,000	608,230
Kansas State Finance Development Authority Revenue Bonds,
4.152%, 5/1/11	1,500,000	1,509,975
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	500,000	509,415
Long Beach California Bond Finance Authority Revenue
Bonds, 4.80%, 8/1/16	1,545,000	1,423,316
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds, 4.60%, 7/1/10	840,000	842,260
Los Angeles California Department of Airports Revenue Bonds,
5.404%, 5/15/16	1,380,000	1,327,877
Malibu California Integrated Water Quality Improvement
COPs, 5.39%, 7/1/16	1,130,000	1,103,004
Michigan State Municipal Bond Authority Revenue Bonds,
5.252%, 6/1/15	2,000,000	1,954,380
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	700,000	671,181
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	750,000	694,965
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
4.06%, 10/15/10	4,000,000	3,978,720
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.252%, 9/1/16	1,925,000	1,928,118
5.263%, 9/1/16	815,000	826,483
5.383%, 9/1/16	3,000,000	2,919,450
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	750,000	694,913
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	4,000,000	3,352,600
6/30/14	1,500,000	1,117,905
Palm Springs California Community Redevelopment Agency
Tax Allocation Bonds, 6.411%, 9/1/34	1,250,000	1,210,837
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	3,000,000	3,065,220
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	750,000	724,838
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	500,000	467,585
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	500,000	494,965

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	$1,320,000	$1,337,252
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	1,790,000	1,489,745
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.46%, 8/1/35	1,000,000	880,120
San Ramon California Public Financing Authority Tax Allocation
Bonds, 5.65%, 2/1/21	1,775,000	1,713,745
Santa Fe Springs California Community Development
Commission Tax Allocation Bonds, 5.35%, 9/1/18	1,500,000	1,399,860
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.29%, 8/1/14	170,000	173,750
Secaucus New Jersey Municipal Utilities Authority Revenue Bonds:
3.65%, 12/1/08	745,000	746,632
3.90%, 12/1/09	1,150,000	1,153,473
St. Paul Minnesota Sales Tax Revenue Bonds, 5.65%, 11/1/17	1,295,000	1,249,830
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	1,500,000	1,330,305
Vacaville California Redevelopment Agency Housing Tax
Allocation Bonds, 6.125%, 9/1/20	665,000	657,492
West Bend Wisconsin Joint School District GO Bonds, 5.46%,
4/1/21	750,000	738,660
West Contra Costa California Unified School District
Revenue Bonds, 4.90%, 1/1/15	555,000	541,774
Wilkes-Barre Pennsylvania GO Bonds, 5.23%, 11/15/18	1,000,000	922,550

Total Taxable Municipal Obligations (Cost $67,042,369)		66,095,915

High Social Impact Investments - 1.0%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/10 (b)(i)(r)	5,016,666	4,847,805

Total High Social Impact Investments (Cost $5,016,666)		4,847,805

Certificates of Deposit - 0.3%
Alternative Federal Credit Union, 3.45%, 11/30/08 (b)(k)	50,000	49,860
Deutsche Bank, 3.476%, 6/18/10 (r)	1,000,000	997,757
First American Credit Union, 4.65%, 12/24/08 (b)(k)	92,000	91,651
Native American Credit Union, 4.58%, 11/13/08 (b)(k)	92,000	91,650
ShoreBank, 4.10%, 12/7/08 (b)(k)	100,000	99,660

Total Certificates of Deposit (Cost $1,334,000)		1,330,578

TOTAL INVESTMENTS (Cost $504,064,597) - 94.9%		457,834,388
Other assets and liabilities, net - 5.1%		24,708,584
Net Assets - 100%		$482,542,972

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
5 Year U.S. Treasury Notes	25	12/08	$2,805,859	($16,491)
Total Purchased				($16,491)

Sold:
2 Year U.S. Treasury Notes	283	12/08	$60,402,813	($318,799)
10 Year U.S. Treasury Notes	25	12/08	2,865,625	32,025
Total Sold				($286,774)

See notes to schedule of investments and notes to financial statements.

Bond Portfolio
Schedule of Investments
September 30, 2008

	Principal
Asset Backed Securities - 2.8%	Amount	Value
ACLC Business Loan Receivables Trust, 3.138%, 10/15/21 (e)(r)	$214,955	$202,851
AmeriCredit Automobile Receivables Trust:
4.87%, 12/6/10	2,881,087	2,846,116
5.21%, 10/6/11	7,941,105	7,740,667
Capital One Auto Finance Trust, 5.33%, 11/15/10	8,394,411	8,337,353
Community Reinvestment Revenue Notes, 5.90%, 6/1/31 (e)	2,000,000	2,047,720
Discover Card Master Trust, 3.488%, 9/17/12 (r)	4,000,000	3,890,402

Total Asset Backed Securities (Cost $25,336,505)		25,065,109

Collateralized Mortgage-Backed Obligations
(Privately Originated) - 2.2%
Bear Stearns Asset Backed Securities Trust, 5.00%, 1/25/34 (r)	4,283,960	3,657,618
Chase Funding Mortgage Loan, 4.045%, 5/25/33	1,499,712	1,460,492
Citicorp Mortgage Securities, Inc., 0.076%, 10/25/33 (r)	146,603,102	407,733
CS First Boston Mortgage Securities Corp., 4.647%, 12/25/33 (r)	1,062,067	851,513
Impac CMB Trust:
3.477%, 5/25/35 (r)	1,266,072	855,608
3.527%, 8/25/35 (r)	972,105	561,561
MASTR Alternative Loans Trust, 6.25%, 7/25/36	4,500,699	3,290,492
Residential Accredit Loans, Inc., 6.00%, 12/25/35	1,929,131	1,758,336
Residential Asset Securitization Trust, 6.25%, 11/25/36	2,250,525	1,893,445
Structured Asset Securities Corp., 5.00%, 6/25/35	4,160,849	3,598,307
Wells Fargo Mortgage Backed Securities Trust:
Class 1A9, 0.193%, 10/25/36	67,890,459	339,452
Class 1A10, 0.193%, 10/25/36	100,000,000	781,250

Total Collateralized Mortgage-Backed Obligations
(privately originated) (Cost $21,165,967)		19,455,807

Commercial Mortgage-Backed Securities - 2.7%
Banc of America Commercial Mortgage, Inc., 5.449%, 1/15/49	5,000,000	4,485,350
Cobalt CMBS Commercial Mortgage Trust, 5.935%, 5/15/46 (r)	7,000,000	6,582,464
Crown Castle Towers LLC:
4.643%, 6/15/35 (e)	4,000,000	3,940,363
5.245%, 11/15/36 (e)	4,000,000	3,899,458
Enterprise Mortgage Acceptance Co. LLC, 6.115%, 1/15/27 (e)(r)	4,726,885	2,221,636
Global Signal:
Trust II, 4.232%, 12/15/14 (e)	1,000,000	989,453
Trust III, 5.361%, 2/15/36 (e)	1,500,000	1,508,835

Total Commercial Mortgage-Backed Securities (Cost $24,705,730)		23,627,559

	Principal
Corporate Bonds - 39.9%	Amount	Value
AgFirst Farm Credit Bank:
8.393% to 12/15/11, floating rate thereafter to 12/15/16 (b)(r)	$1,000,000	$730,000
6.585% to 06/15/12, floating rate thereafter to 6/29/49 (e)(r)	6,000,000	3,591,900
7.30%, 10/14/49 (e)	2,000,000	1,624,680
Alliance Mortgage Investments:
12.61%, 6/1/10 (b)(r)(x)*	481,681	-
15.36%, 12/1/10 (b)(r)(x)*	207,840	-
American National Red Cross:
5.33%, 11/15/08	3,000,000	3,008,640
5.32%, 11/15/09	2,500,000	2,552,900
5.316%, 11/15/10	2,410,000	2,484,011
5.392%, 11/15/12	2,000,000	2,072,100
5.567%, 11/15/17	2,000,000	2,034,200
ANZ National International Ltd., 6.20%, 7/19/13 (e)	4,000,000	3,970,840
APL Ltd., 8.00%, 1/15/24	1,185,000	1,019,100
Atlantic Marine Corp. Communities LLC, 6.158%,
12/1/51 (b)(e)	2,500,000	1,946,000
Atlantic Mutual Insurance Co., 8.15%, 2/15/28 (b)(e)(p)*	3,500,000	175,000
Aurora Military Housing LLC, 5.32%, 12/15/20 (e)	3,340,000	3,342,104
Autopista del Maipo Sociedad, 7.373%, 6/15/22 (e)	2,655,000	2,561,494
BAC Capital Trust XV, 3.61%, 6/1/56 (r)	7,000,000	5,240,445
Bank of America, 3.404%, 5/12/10 (r)	22,000,000	21,712,108
Bayview Research Center Finance Trust, 6.33%, 1/15/37 (b)(e)	4,999,511	5,104,401
BF Saul, 7.50%, 3/1/14	1,000,000	851,250
CAM US Finance SA Sociedad Unipersonal, 2.951%,
2/1/10 (e)(r)	2,000,000	1,902,118
Camp Pendleton & Quantico Housing LLC:
5.937%, 10/1/43 (e)	300,000	305,322
6.165%, 10/1/50 (b)(e)	1,000,000	778,000
Cardinal Health, Inc., 3.053%, 10/2/09 (r)	1,250,000	1,216,978
Chesapeake Energy Corp.:
6.50%, 8/15/17	600,000	528,000
7.25%, 12/15/18	10,500,000	9,686,250
Chevy Chase Bank FSB, 6.875%, 12/1/13	1,000,000	796,524
CIT Group, Inc.:
3.213%, 12/19/08 (r)	970,000	906,950
2.927%, 8/17/09 (r)	1,000,000	825,000
6.10% to 3/15/17, floating rate thereafter to 3/15/67 (r)	2,725,000	994,625
Compass Bancshares, Inc., 3.391%, 10/9/09 (e)(r)	2,000,000	1,991,582
Credit Agricole SA, 6.637% to 5/31/17, floating rate thereafter
to 5/29/49 (e)(r)	18,400,000	12,406,678
CVS Caremark Corp.:
4.317%, 9/10/10 (r)	4,000,000	3,917,486
6.302% to 6/1/12, floating rate thereafter to 6/1/37 (r)	3,000,000	2,395,518
Dime Community Bancshares, Inc., 9.25%, 5/1/10 (e)	1,000,000	1,072,107
Discover Financial Services, 3.349%, 6/11/10 (r)	6,500,000	5,246,839
Enterprise Products Operating LP, 7.034% to 1/15/18, floating
rate thereafter to 1/15/68 (r)	13,805,000	11,674,470
ERAC USA Finance Co., 5.30%, 11/15/08 (e)	1,000,000	1,000,832
Fort Knox Military Housing, 5.815%, 2/15/52 (e)	3,500,000	2,874,235
Giants Stadium LLC, 10.00%, 4/1/37 (e)(r)	4,850,000	4,850,000

	Principal
Corporate Bonds - Cont'd	Amount	Value
Glitnir Banki HF:
2.951%, 10/15/08 (e)(g)(r)(z)	$8,000,000	$7,937,154
3.046%, 4/20/10 (e)(r)(z)	4,000,000	2,886,228
3.226%, 1/21/11 (e)(r)(z)	1,500,000	986,388
6.375%, 9/25/12 (b)(e)(z)	2,000,000	1,267,500
6.693% to 6/15/11, floating rate thereafter to 6/15/16 (e)(r)(z)	750,000	346,636
GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (e)	5,000,000	4,946,750
Goldman Sachs Group, Inc.:
3.129%, 7/23/09 (r)	1,920,000	1,785,600
3.27%, 12/23/09 (r)	3,000,000	2,996,237
3.869%, 6/28/10 (r)	2,500,000	2,281,250
Great River Energy:
5.829%, 7/1/17 (e)	3,492,245	3,531,497
6.254%, 7/1/38 (e)	5,500,000	5,131,995
HBOS plc:
6.657% to 5/21/37, floating rate thereafter to 5/29/49 (e)(r)	1,000,000	565,588
6.413% to 10/1/35, floating rate thereafter to 9/29/49 (e)(r)	1,650,000	930,666
Hewlett-Packard Co., 3.21%, 9/3/09 (r)	3,260,000	3,250,168
Home Depot, Inc., 2.944%, 12/16/09 (r)	4,000,000	3,758,763
HRPT Properties Trust, 3.419%, 3/16/11 (r)	6,500,000	6,011,468
Huntington National Bank, 4.65%, 6/30/09	2,000,000	1,958,953
Independence Community Bank Corp., 3.75% to 4/1/09, floating
rate thereafter to 4/1/14 (r)	4,930,000	3,946,325
Irwin Land LLC, 4.51%, 12/15/15 (e)	2,380,000	2,192,337
John Deere Capital Corp.:
3.261%, 2/26/10 (r)	4,000,000	3,927,478
3.485%, 1/18/11 (r)	9,000,000	8,771,112
JPMorgan Chase & Co.:
2.36%, 10/28/08 (r)	6,725,000	6,727,003
7.00%, 11/15/09	4,000,000	4,108,250
3.291%, 1/22/10 (r)	3,000,000	2,986,496
Kaupthing Bank HF:
3.491%, 1/15/10 (e)(r)(z)	1,000,000	661,616
5.75%, 10/4/11 (b)(e)(z)	7,000,000	4,497,500
Kinder Morgan Energy Partners LP, 5.95%, 2/15/18	930,000	829,697
Koninklijke Philips Electronics NV, 3.968%, 3/11/11 (r)	7,000,000	6,959,296
Leucadia National Corp.:
7.00%, 8/15/13	3,895,000	3,661,300
8.125%, 9/15/15	6,000,000	5,859,683
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%,
12/1/27	5,000,000	4,918,000
Lumbermens Mutual Casualty Co.:
9.15%, 7/1/26 (e)(m)*	2,942,000	29,420
8.30%, 12/1/37 (e)(m)*	3,500,000	35,000
M&I Marshall & Ilsley Bank, 3.083%, 12/4/12 (r)	1,000,000	801,339
M&T Bank Corp., 6.625%, 12/4/17	1,000,000	838,418
McGuire Air Force Base Military Housing Project, 5.611%,
9/15/51 (e)	1,500,000	1,194,435
Mid-Atlantic Family Military Communities LLC, 5.24%,
8/1/50 (e)	1,250,000	942,875
Nationwide Health Properties, Inc.:
6.50%, 7/15/11	2,500,000	2,503,315
6.90%, 10/1/37	1,300,000	1,352,251

	Principal
Corporate Bonds - Cont'd	Amount	Value
Ohana Military Communities LLC:
5.675%, 10/1/26 (e)	$5,580,000	$4,985,618
6.00%, 10/1/51 (e)	2,000,000	1,733,300
OPTI Canada, Inc., 7.875%, 12/15/14	1,000,000	907,500
Orkney Re II plc, Series B, 6.096%, 12/21/35 (b)(e)(r)(y)	1,700,000	305,048
Pacific Beacon LLC, 5.628%, 7/15/51 (e)	2,750,000	2,162,242
Pacific Pilot Funding Ltd., 3.536%, 10/20/16 (e)(r)	960,133	945,762
Pedernales Electric Cooperative, 5.952%, 11/15/22 (e)	1,500,000	1,442,215
Pioneer Natural Resources Co.:
5.875%, 7/15/16	5,000,000	4,470,505
6.65%, 3/15/17	8,000,000	7,201,388
7.20%, 1/15/28	1,000,000	860,069
Preferred Term Securities IX Ltd., 3.558%, 4/3/33 (e)(r)	765,236	579,666
ProLogis :
3.058%, 8/24/09 (r)	10,000,000	9,700,466
6.625%, 5/15/18	2,450,000	2,104,772
Reed Elsevier Capital, Inc., 3.149%, 6/15/10 (r)	3,500,000	3,421,072
Richmond County Capital Corp., 5.963%, 7/15/49 (b)(e)(r)	2,000,000	1,240,000
Roper Industries, Inc., 6.625%, 8/15/13	5,000,000	5,070,204
Rouse Co., 8.00%, 4/30/09	1,000,000	942,482
Royal Bank of Scotland Group plc, 7.64% to 9/29/17, floating rate
thereafter to 3/31/49 (b)(r)	13,000,000	8,320,000
Salvation Army, 5.46%, 9/1/16	310,000	313,801
SLM Corp., 2.94%, 7/27/09 (r)	2,000,000	1,779,949
Southern Union Co., 6.089%, 2/16/10	2,000,000	2,003,905
Sovereign Bancorp, Inc., 3.09%, 3/1/09 (r)	4,770,000	3,898,006
Sovereign Bank, 4.511%, 8/1/13 (r)	1,000,000	660,000
SPARCS Trust 99-1, STEP, 0.00% to 4/15/19, 7.697% thereafter
to 10/15/97 (b)(e)(r)	1,000,000	161,620
TIERS Trust, 8.45%, 12/1/17 (b)(e)(n)*	439,239	4,392
Toll Road Investors Partnership II LP, Zero Coupon:
2/15/18 (e)	3,000,000	1,845,133
2/15/28 (b)(e)	3,300,000	566,214
2/15/43 (e)	44,500,000	8,435,236
2/15/45 (b)(e)	62,515,939	7,295,610
Wachovia Bank, 3.704%, 5/14/10 (r)	6,000,000	4,911,384
Wachovia Capital Trust III, 5.80% to 3/15/11, floating rate
thereafter to 3/15/42 (r)	13,650,000	5,733,000
Wells Fargo Bank, 6.734%, 9/1/47 (e)	3,000,000	3,147,300
Wells Fargo Capital XIII, 7.70% to 3/26/13, floating rate
thereafter to 12/29/49 (r)	2,750,000	2,398,027
Weyerhaeuser Co., 4.198%, 9/24/09 (r)	7,000,000	6,878,800
Whitney National Bank, 5.875%, 4/1/17	500,000	474,312

Total Corporate Bonds (Cost $402,856,361)		354,605,672

	Principal
Taxable Municipal Obligations - 19.2%	Amount	Value
Adams-Friendship Area Wisconsin School District GO Bonds:
5.28%, 3/1/14	$155,000	$158,514
5.32%, 3/1/15	165,000	167,726
5.47%, 3/1/18	190,000	188,461
Alameda California Corridor Transportation Authority Revenue
Bonds, Zero Coupon:
10/1/08	9,545,000	9,543,950
10/1/11	11,655,000	10,307,099
Anaheim California Redevelopment Agency Tax Allocation Bonds,
5.759%, 2/1/18	1,500,000	1,478,085
Baltimore Maryland General Revenue Bonds, 5.27%, 7/1/18	1,250,000	1,198,813
Brownsville Texas Utility System Revenue Bonds, 5.204%, 9/1/17	260,000	245,749
California Statewide Communities Development Authority
Revenue Bonds:
Zero Coupon, 6/1/10	1,415,000	1,329,647
Zero Coupon, 6/1/12	1,530,000	1,292,330
Zero Coupon, 6/1/13	1,585,000	1,264,909
5.58%, 8/1/13	1,085,000	1,116,823
2004 Series A-2, Zero Coupon, 6/1/14	1,645,000	1,237,928
2006 Series A-2, Zero Coupon, 6/1/14	3,305,000	2,487,145
5.01%, 8/1/15	700,000	686,903
Zero Coupon, 6/1/19	2,910,000	1,508,166
Camarillo California Community Development Commission Tax
Allocation Bonds, 5.78%, 9/1/26	970,000	899,539
Canyon Texas Regional Water Authority Revenue Bonds,
6.10%, 8/1/21	750,000	735,563
Chicago Illinois GO Bonds, 5.20%, 1/1/11	4,770,000	4,827,192
College Park Georgia Revenue Bonds, 5.581%, 1/1/10	4,350,000	4,416,424
Commonwealth Pennsylvania Financing Authority Revenue Bonds,
5.631%, 6/1/23	2,790,000	2,897,833
Cook County Illinois School District GO Bonds, Zero Coupon:
12/1/14	1,975,000	1,426,128
12/1/19	280,000	136,735
12/1/20	700,000	317,324
12/1/21	700,000	294,336
12/1/24	620,000	215,989
Dallas-Fort Worth Texas International Airport Facilities
Improvement Corp. Revenue Bonds, 6.60%, 11/1/12	1,635,000	1,665,869
Detroit Michigan GO Bonds, 5.15%, 4/1/25	2,500,000	2,154,625
Elkhart Indiana Community Schools GO Bonds, 5.70%, 7/5/15	1,435,000	1,409,486
Escondido California Joint Powers Financing Authority Lease
Revenue Bonds, 5.53%, 9/1/18	1,250,000	1,220,825
Fairfield California PO Revenue Bonds, 5.22%, 6/1/20	845,000	790,185
Florida State First Governmental Financing Commission Revenue
Bonds, 5.30%, 7/1/19	1,340,000	1,264,330
Georgetown University Washington DC Revenue Bonds, 7.22%,
4/1/19	15,000,000	14,962,500
Grant County Washington Public Utility District No. 2 Revenue
Bonds, 5.17%, 1/1/15	895,000	877,154
Illinois State MFH Development Authority Revenue Bonds:
5.60%, 12/1/15	1,150,000	1,185,984
6.537%, 1/1/33	3,330,000	3,106,457

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Inglewood California Pension Funding Revenue Bonds, 5.07%,
9/1/20	$1,000,000	$921,560
Jackson & Williamson Counties Illinois GO Bonds, Zero Coupon:
12/1/18	180,000	99,680
12/1/19	180,000	92,444
12/1/20	180,000	86,245
12/1/22	180,000	75,224
12/1/23	180,000	70,637
12/1/24	180,000	66,663
Johnson City Tennessee Public Building Authority Revenue Bonds,
6.20%, 9/1/21	2,295,000	2,316,275
Kansas State Finance Development Authority Revenue Bonds,
4.372%, 5/1/12	2,250,000	2,248,155
King County Washington Housing Authority Revenue Bonds,
6.375%, 12/31/46	1,000,000	1,018,830
Lancaster Pennsylvania Parking Authority Revenue Bonds, 5.76%,
12/1/17	655,000	643,072
Lawrence Township Indiana School District GO Bonds, 5.80%,
7/5/18	1,095,000	1,108,786
Long Beach California Bond Finance Authority Revenue Bonds:
4.66%, 8/1/15	1,535,000	1,429,070
4.90%, 8/1/17	1,715,000	1,561,216
Los Angeles California Community Redevelopment Agency
Tax Allocation Bonds, 5.27%, 7/1/13	970,000	958,700
Malibu California Integrated Water Quality Improvement COPs,
5.64%, 7/1/21	1,160,000	1,123,031
Michigan State Municipal Bond Authority Revenue Bonds,
5.252%, 6/1/15	4,000,000	3,908,760
Monrovia California Redevelopment Agency Tax Allocation
Bonds, 5.30%, 5/1/17	1,160,000	1,167,238
Montgomery Alabama GO Bonds, 4.94%, 4/1/17	880,000	843,770
Moreno Valley California Public Financing Authority Revenue
Bonds, 5.549%, 5/1/27	1,500,000	1,389,930
Nekoosa Wisconsin School District GO Bonds, 5.74%, 4/1/16	445,000	438,040
Nevada State Department of Business & Industry Lease Revenue
Bonds, 5.32%, 6/1/17	1,155,000	1,166,562
New Jersey State Economic Development Authority State Pension
Funding Revenue Bonds, Zero Coupon, 2/15/12	2,822,000	2,402,086
New York City IDA Revenue Bonds, 6.027%, 1/1/46	1,885,000	1,850,335
New York State Sales Tax Asset Receivables Corp. Revenue Bonds,
3.60%, 10/15/08	715,000	715,393
Oakland California PO Revenue Bonds, Zero Coupon, 12/15/20	1,490,000	690,600
Oakland California Redevelopment Agency Tax Allocation Bonds:
5.263%, 9/1/16	1,625,000	1,647,896
5.383%, 9/1/16	5,565,000	5,415,580
5.411%, 9/1/21	2,270,000	2,192,820
Oceanside California PO Revenue Bonds, 5.04%, 8/15/17	1,000,000	926,550
Oklahoma City Oklahoma Airport Trust Revenue Bonds, 5.05%,
10/1/11	1,455,000	1,472,023
Oregon State School Boards Association GO Bonds, Zero Coupon:
6/30/12	7,000,000	5,867,050
6/30/14	2,500,000	1,863,175
6/30/18	1,195,000	659,282

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Palm Springs California Community Redevelopment Agency Tax
Allocation Bonds, 6.411%, 9/1/34	$3,355,000	$3,249,888
Pennsylvania State Convention Center Authority Revenue Bonds,
4.97%, 9/1/11	6,000,000	6,130,440
Philadelphia Pennsylvania School District GO Bonds, 5.09%,
7/1/20	1,000,000	966,450
Pierce County Washington Cascade Christian Schools Revenue
Bonds, 7.65%, 12/1/09	320,000	298,400
Placer County California Redevelopment Agency Tax Allocation
Bonds, 5.95%, 8/1/22	1,040,000	1,010,339
Pomona California Public Finance Authority Tax Allocation
Revenue Bonds, 5.23%, 2/1/16	2,080,000	2,116,962
Redlands California PO Revenue Bonds, Zero Coupon:
8/1/18	120,000	66,346
8/1/19	135,000	69,117
8/1/20	145,000	68,884
8/1/21	160,000	70,678
Sacramento City California Financing Authority Tax Allocation
Revenue Bonds, 5.54%, 12/1/20	1,000,000	935,170
San Bernardino California Joint Powers Financing Authority Tax
Allocation Bonds, 5.625%, 5/1/16	1,000,000	989,930
San Diego California Redevelopment Agency Tax Allocation Bonds,
5.66%, 9/1/16	2,650,000	2,684,635
San Diego County California PO Revenue Bonds, Zero Coupon,
8/15/12	4,000,000	3,329,040
San Jose California Redevelopment Agency Tax Allocation Bonds,
5.10%, 8/1/20	2,555,000	2,279,443
Santa Fe Springs California Community Development Commission
Tax Allocation Bonds, 5.35%, 9/1/18	2,500,000	2,333,100
Schenectady New York Metroplex Development Authority
Revenue Bonds, 5.33%, 8/1/16	445,000	432,131
Secaucus New Jersey Municipal Utilities Authority Revenue
Bonds, 4.20%, 12/1/10	1,235,000	1,247,301
Shawano-Gresham Wisconsin School District GO Bonds,
5.94%, 3/1/17	825,000	834,875
Sonoma County California PO Revenue Bonds, 6.625%,
6/1/13	2,395,000	2,570,314
St. Paul Minnesota Sales Tax Revenue Bonds, 6.125%, 11/1/25	3,475,000	3,418,809
Thorp Wisconsin School District GO Bonds, 6.15%, 4/1/26	560,000	572,813
Utah State Housing Corp. Military Housing Revenue Bonds,
5.392%, 7/1/50	2,000,000	1,773,740
Vacaville California Redevelopment Agency Housing Tax
Allocation Bonds, 6.00%, 9/1/18	1,185,000	1,162,153
Vigo County Indiana Redevelopment Authority Economic
Development Revenue Bonds, 4.96%, 8/1/14	530,000	514,551
West Bend Wisconsin Joint School District GO Bonds, 5.46%,
4/1/21	1,270,000	1,250,798
West Contra Costa California Unified School District Revenue Bonds:
4.71%, 1/1/11	455,000	459,036
4.76%, 1/1/12	475,000	474,117
4.82%, 1/1/13	500,000	496,740

	Principal
Taxable Municipal Obligations - Cont'd	Amount	Value
Wilkes-Barre Pennsylvania GO Bonds, 5.33%, 11/15/20	$1,655,000	$1,525,447

Total Taxable Municipal Obligations (Cost $172,376,944)		170,785,051

U.S. Government Agencies
and Instrumentalities - 1.0%
Fannie Mae, 5.50%, 12/25/16	1,999,327	2,030,402
Freddie Mac, 4.125%, 7/12/10	3,000,000	3,051,189
Government National Mortgage Association, 5.50%, 1/16/32	4,582,858	606,672
Small Business Administration:
5.038%, 3/10/15	892,480	871,960
4.94%, 8/10/15	1,831,738	1,793,752
U.S. Department of Housing and Urban Development, 3.44%,
8/1/11	500,000	498,084

Total U.S. Government Agencies and
Instrumentalities (Cost $8,817,672)		8,852,059

High Social Impact Investments - 0.2%
Calvert Social Investment Foundation Notes, 3.00%, 7/1/09 (b)(i)(r)	2,087,392	2,017,130

Total High Social Impact Investments (Cost $2,087,392)		2,017,130

Certificates of Deposit - 1.1%
Deutsche Bank, 3.476%, 6/18/10 (r)	10,000,000	9,977,570

Total Certificates Of Deposit (Cost $10,000,000)		9,977,570

Equity Securities - 0.4%	Shares
Conseco, Inc. *	140,439	494,345
MFH Financial Trust I, Preferred (b)(e)	20,000	767,460
Roslyn Real Estate Asset Corp., Preferred (b)(e)	17	1,122,000
Woodbourne Capital:
Trust I, Preferred (b)(e)	625,000	281,250
Trust II, Preferred (b)(e)	625,000	281,250
Trust III, Preferred (b)(e)	625,000	281,250
Trust IV, Preferred (b)(e)	625,000	281,250

Total Equity Securities (Cost $8,782,079)		3,508,805

TOTAL INVESTMENTS (Cost $676,128,650) - 69.5%		617,894,762
Other assets and liabilities, net - 30.5%		271,217,361
Net Assets - 100%		$889,112,123

			Underlying	Unrealized
	# of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
5 Year U.S. Treasury Notes	191	12/08	$21,436,766	$66,862
10 Year U.S. Treasury Notes	990	12/08	113,478,750	(1,133,204)
U.S. Treasury Bonds	29	12/08	3,397,984	(13,184)
Total Purchased				($1,079,526)

Sold:
2 Year U.S. Treasury Notes	485	12/08	$103,517,188	($546,353)
Total Sold				($546,353)

See notes to schedule of investments and notes to financial statements.

EQUITY PORTFOLIO
Schedule of Investments
September 30, 2008

Equity Securities - 96.1%	Shares	Value
Air Freight & Logistics - 1.5%
United Parcel Service, Inc., Class B	269,400	$16,942,566

Capital Markets - 7.7%
Bank of New York Mellon Corp.	700,000	22,806,000
Charles Schwab Corp.	1,051,000	27,326,000
SEI Investments Co.	1,060,000	23,532,000
T. Rowe Price Group, Inc.	213,000	11,440,230
		85,104,230

Chemicals - 4.2%
Air Products & Chemicals, Inc.	350,000	23,971,500
Ecolab, Inc.	468,700	22,741,324
		46,712,824

Commercial Banks - 2.1%
SunTrust Banks, Inc.	127,000	5,713,730
Wells Fargo & Co.	281,500	10,564,695
Zions Bancorp.	175,000	6,772,500
		23,050,925

Communications Equipment - 5.9%
Cisco Systems, Inc.*	2,215,000	49,970,400
QUALCOMM, Inc.	369,000	15,855,930
		65,826,330

Computers & Peripherals - 6.0%
Apple, Inc.*	264,500	30,063,070
Hewlett-Packard Co.	796,000	36,807,040
		66,870,110

Electrical Equipment - 3.4%
Cooper Industries Ltd.	230,000	9,188,500
Emerson Electric Co.	700,000	28,553,000
		37,741,500

Energy Equipment & Services - 4.4%
FMC Technologies, Inc.*	701,000	32,631,550
Smith International, Inc.	281,000	16,477,840
		49,109,390

Food & Staples Retailing - 5.9%
CVS Caremark Corp.	1,175,500	39,567,330
SYSCO Corp.	830,000	25,588,900
		65,156,230

Equity Securities - Cont'd	Shares	Value
Gas Utilities - 2.1%
Questar Corp.	560,000	$22,915,200

Health Care Equipment & Supplies - 11.6%
Intuitive Surgical, Inc.*	54,400	13,109,312
Medtronic, Inc.	850,000	42,585,000
St. Jude Medical, Inc.*	488,000	21,223,120
Stryker Corp.	566,500	35,292,950
Varian Medical Systems, Inc.*	280,000	15,996,400
		128,206,782

Health Care Providers & Services - 3.4%
Coventry Health Care, Inc.*	374,800	12,199,740
Laboratory Corp. of America Holdings*	362,300	25,179,850
		37,379,590

Household Products - 3.9%
Colgate-Palmolive Co.	172,000	12,960,200
Procter & Gamble Co.	439,000	30,593,910
		43,554,110

Insurance - 3.8%
Aflac, Inc.	486,000	28,552,500
Principal Financial Group, Inc.	318,000	13,829,820
		42,382,320

Internet Software & Services - 1.7%
Google, Inc.*	45,500	18,223,660

Life Sciences - Tools & Services - 1.2%
Pharmaceutical Product Development, Inc.	330,000	13,645,500

Machinery - 5.2%
Danaher Corp.	286,700	19,896,980
Deere & Co.	393,000	19,453,500
Dover Corp.	407,000	16,503,850
John Bean Technologies Corp.*	151,416	1,916,927
		57,771,257

Media - 2.1%
Omnicom Group, Inc.	614,300	23,687,408

Multiline Retail - 4.8%
Kohl's Corp.*	855,000	39,398,400
Target Corp.	275,000	13,488,750
		52,887,150

Oil, Gas & Consumable Fuels - 2.8%
EOG Resources, Inc. (t)	351,000	31,400,460

Pharmaceuticals - 3.6%
Novartis AG (ADR)	750,000	39,630,000

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - 2.3%
Intel Corp.	1,346,600	$25,221,818

Software - 2.4%
Microsoft Corp.	1,000,000	26,690,000

Specialty Retail - 3.5%
Staples, Inc.	1,737,000	39,082,500

Venture Capital - 0.6%
20/20 Gene Systems, Inc.:
Common Stock (b)(i)*	43,397	25,604
Warrants (strike price $.01/share, expires 8/27/13) (b)(i)*	30,000	17,400
Chesapeake PERL, Inc.:
Series A-2 Preferred (b)(i)*	240,000	3,000
Series A-2 Preferred Warrants (strike price $1.25/share,
expires 7/31/09) (b)(i)*	45,000	-
Series A-2 Preferred Warrants (strike price $1.25/share,
expires 12/27/10) (b)(i)*	75,000	-
Cylex, Inc.:
Common Stock (b)(i)*	285,706	-
Series B Preferred (b)(i)*	1,134,830	273,435
Series C-1 Preferred (b)(i)*	2,542,915	897,140
Digital Directions International, Inc. (b)(i)*	50,000	75,000
Global Resource Options, Inc.:
Series A Preferred (a)(b)(i)*	750,000	2,301,828
Series B Preferred (a)(b)(i)*	244,371	750,000
H2Gen Innovations, Inc.:
Common Stock (b)(i)*	2,077	1,184
Common Warrants (strike price $1.00/share, expires
10/31/13) (b)(i)*	27,025	-
Series A Preferred (b)(i)*	69,033	111,143
Series A Preferred, Warrants (strike price $1.00/share,
expires 10/10/12) (b)(i)*	1,104	674
Series B Preferred (b)(i)*	161,759	260,432
Series C Preferred (b)(i)*	36,984	59,544
Marrone Organic Innovations, Inc.:
Series A Preferred (b)(i)*	240,761	371,947
Series B Preferred (b)(i)*	181,244	280,000
NeoDiagnostix, Inc.:
Series AE Convertible Preferred (a)(b)(i)*	300,000	300,000
Series AE Convertible Preferred Warrants (strike price
$1.10/share, expires 9/10/18) (a)(b)(i)*	300,000	-
New Day Farms, Series A Preferred (a)(b)(i)*	104,705	50,000
ShoreBank Corp.:
Non-Voting Common Stock (b)(i)*	67	502,500
Voting Common Stock (b)(i)*	66	495,000
Sword Diagnostics, Series B Preferred (b)(i)*	640,697	250,000
		7,025,831
Total Equity Securities (Cost $974,103,040)		1,066,217,691

	Principal
Venture Capital Debt Obligations - 0.0%	Amount	Value
Digital Directions International, Inc., 8.00%, 10/18/09 (b)(i)	$500,000	$500,000

Total Venture Capital Debt Obligations (Cost $500,000)		500,000

High Social Impact Investments - 0.7%
Calvert Social Investment Foundation Notes, 3.00%,
7/1/09 (b)(i)(r)	7,583,877	7,328,604

Total High Social Impact Investments (Cost $7,583,877)		7,328,604

	Adjusted
Limited Partnership Interest - 0.1%	Basis
China Environment Fund 2004 LLC (b)(i)*	69,446	401,187
New Markets Venture Partners II LLC (b)(i)*	50,000	50,000
SEAF India International Growth Fund LLC (b)(i)*	458,932	436,326
Sustainable Jobs Fund II (b)(i)*	300,000	263,270

Total Limited Partnership Interest (Cost $878,378)		1,150,783

TOTAL INVESTMENTS (Cost $983,065,295) - 96.9%		1,075,197,078
Other assets and liabilities, net - 3.1%		34,302,996
Net Assets - 100%		$1,109,500,074

See notes to schedule of investments and notes to financial statements.

Enhanced Equity Portfolio
Schedule of Investments
September 30, 2008
Equity Securities - 99.6%	Shares	Value
Aerospace & Defense - 0.2%
BE Aerospace, Inc.*	8,000	$126,640

Air Freight & Logistics - 1.8%
FedEx Corp.	6,790	536,682
United Parcel Service, Inc., Class B	14,300	899,327
		1,436,009

Airlines - 0.7%
Southwest Airlines Co.	40,000	580,400

Beverages - 0.7%
PepsiCo, Inc.	7,600	541,652

Biotechnology - 1.4%
Amgen, Inc.*	8,900	527,503
Gilead Sciences, Inc.*	11,400	519,612
Isis Pharmaceuticals, Inc.*	2,700	45,603
		1,092,718

Building Products - 0.1%
Insteel Industries, Inc.	4,700	63,873

Capital Markets - 2.5%
Credit Suisse Group AG (ADR)	26,000	1,255,280
Goldman Sachs Group, Inc.	4,937	631,936
TD Ameritrade Holding Corp.*	5,900	95,580
		1,982,796

Chemicals - 0.2%
Lubrizol Corp.	3,200	138,048

Commercial Banks - 2.4%
Oriental Financial Group, Inc.	1,200	21,432
US Bancorp	28,317	1,019,979
Wells Fargo & Co.	23,093	866,680
		1,908,091

Commercial Services & Supplies - 0.5%
RR Donnelley & Sons Co.	16,800	412,104

Communications Equipment - 2.5%
Cisco Systems, Inc.*	81,738	1,844,009
CommScope, Inc.*	100	3,464
Corning, Inc.	10,000	156,400
		2,003,873

Equity Securities - Cont'd	Shares	Value
Computers & Peripherals - 5.9%
Apple, Inc.*	5,430	$617,174
Dell, Inc.*	17,436	287,345
Hewlett-Packard Co.	32,299	1,493,506
International Business Machines Corp.	19,711	2,305,398
		4,703,423

Construction & Engineering - 0.1%
Perini Corp.*	3,300	85,107

Consumer Finance - 0.9%
American Express Co.	19,800	701,514

Containers & Packaging - 1.1%
AptarGroup, Inc.	9,100	355,901
Bemis Co., Inc.	7,500	196,575
Owens-Illinois, Inc.*	11,200	329,280
		881,756

Diversified Financial Services - 4.7%
Bank of America Corp.	62,984	2,204,440
JPMorgan Chase & Co.	32,095	1,498,837
		3,703,277

Diversified Telecommunication Services - 4.7%
AT&T, Inc.	80,142	2,237,565
Deutsche Telekom AG (ADR)	23,200	353,336
Telefonica SA (ADR)	15,669	1,120,177
		3,711,078

Electric Utilities - 0.9%
Cleco Corp.	6,400	161,600
IDACORP, Inc.	18,865	548,783
		710,383

Electrical Equipment - 1.3%
Emerson Electric Co.	24,700	1,007,513

Electronic Equipment & Instruments - 1.2%
Avnet, Inc.*	26,693	657,449
Coherent, Inc.*	2,000	71,100
Jabil Circuit, Inc.	25,200	240,408
		968,957

Energy Equipment & Services - 3.8%
Helix Energy Solutions Group, Inc.*	1,500	36,420
Noble Corp.	24,200	1,062,380
Pioneer Drilling Co.*	8,500	113,050
Smith International, Inc.	6,172	361,926
Superior Energy Services, Inc.*	20,944	652,196
Tenaris S.A. (ADR)	6,200	231,198
Tidewater, Inc.	7,410	410,218
Unit Corp.*	2,400	119,568
		2,986,956

Equity Securities - Cont'd	Shares	Value
Food & Staples Retailing - 0.2%
Costco Wholesale Corp.	1,000	$64,930
CVS Caremark Corp.	2,061	69,373
		134,303

Food Products - 2.2%
Corn Products International, Inc.	3,900	125,892
Darling International, Inc.*	7,900	87,769
General Mills, Inc.	20,179	1,386,701
H.J. Heinz Co.	1,400	69,958
Kellogg Co.	2,079	116,632
		1,786,952

Gas Utilities - 1.0%
Questar Corp.	19,392	793,521

Health Care Equipment & Supplies - 0.3%
Hospira, Inc.*	2,200	84,040
Medtronic, Inc.	2,800	140,280
		224,320

Health Care Providers & Services - 4.8%
AmerisourceBergen Corp.	419	15,776
Cardinal Health, Inc.	20,172	994,076
Cigna Corp.	28,397	964,930
Express Scripts, Inc.*	11,200	826,784
Kindred Healthcare, Inc.*	5,300	146,121
McKesson Corp.	15,226	819,311
WellCare Health Plans, Inc.*	300	10,800
		3,777,798

Hotels, Restaurants & Leisure - 0.2%
CEC Entertainment, Inc.*	1,000	33,200
PF Chang's China Bistro, Inc.*	5,300	124,762
		157,962

Household Durables - 1.4%
Panasonic Corp. (ADR)	63,000	1,091,790

Household Products - 4.2%
Colgate-Palmolive Co.	8,308	626,008
Kimberly-Clark Corp.	2,500	162,100
Procter & Gamble Co.	37,028	2,580,481
		3,368,589

Industrial Conglomerates - 2.0%
3M Co.	22,942	1,567,168

Insurance - 4.5%
Chubb Corp.	14,255	782,600
Hartford Financial Services Group, Inc.	4,758	195,030
Lincoln National Corp.	4,900	209,769
PartnerRe Ltd.	2,400	163,416
Prudential Financial, Inc.	6,400	460,800

Equity Securities - Cont'd	Shares	Value
Insurance - Cont'd
Sun Life Financial, Inc.	4,800	$169,776
Travelers Co.'s, Inc.	30,589	1,382,623
Unum Group	7,100	178,210
		3,542,224

Internet & Catalog Retail - 0.4%
NetFlix, Inc.*	11,600	358,208

Internet Software & Services - 0.3%
Earthlink, Inc.*	27,900	237,150

IT Services - 1.6%
Acxiom Corp.	79,300	994,422
Alliance Data Systems Corp.*	4,000	253,520
Gartner, Inc.*	600	13,608
		1,261,550

Leisure Equipment & Products - 0.2%
Polaris Industries, Inc.	3,100	141,019

Machinery - 3.7%
Cummins, Inc.	19,138	836,713
Deere & Co.	4,100	202,950
Harsco Corp.	2,200	81,818
Illinois Tool Works, Inc.	20,578	914,692
Parker Hannifin Corp.	15,597	826,641
Robbins & Myers, Inc.	3,600	111,348
		2,974,162

Media - 2.6%
DISH Network Corp.*	11,400	239,400
Liberty Global, Inc.*	100	3,030
Time Warner, Inc.	109,704	1,438,219
Virgin Media, Inc.	38,200	301,780
Warner Music Group Corp.	15,100	114,760
		2,097,189

Metals & Mining - 1.0%
Reliance Steel & Aluminum Co.	18,826	714,823
Worthington Industries, Inc.	4,300	64,242
		779,065

Multiline Retail - 0.3%
Family Dollar Stores, Inc.	7,700	182,490
Target Corp.	1,800	88,290
		270,780

Multi-Utilities - 2.5%
Consolidated Edison, Inc.	8,800	378,048
MDU Resources Group, Inc.	16,769	486,301
NiSource, Inc.	58,591	864,803
OGE Energy Corp.	7,200	222,336
		1,951,488

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 7.9%
Bill Barrett Corp.*	3,400	$109,174
Chesapeake Energy Corp.	15,823	567,413
Cimarex Energy Co.	8,600	420,626
Comstock Resources, Inc.*	11,900	595,595
EnCana Corp.	13,900	913,647
EOG Resources, Inc.	11,941	1,068,242
Overseas Shipholding Group, Inc.	5,200	303,212
Pioneer Natural Resources Co.	700	36,596
Plains Exploration & Production Co.*	3,800	133,608
Spectra Energy Corp.	28,900	687,820
St. Mary Land & Exploration Co.	2,100	74,865
Whiting Petroleum Corp.*	2,400	171,024
World Fuel Services Corp.	7,324	168,671
XTO Energy, Inc.	22,627	1,052,608
		6,303,101

Paper & Forest Products - 0.4%
MeadWestvaco Corp.	13,200	307,692

Pharmaceuticals - 7.4%
Bristol-Myers Squibb Co.	39,900	831,915
Johnson & Johnson	31,570	2,187,170
Novartis AG (ADR)	13,700	723,908
Pfizer, Inc.	115,858	2,136,421
		5,879,414

Real Estate Investment Trusts - 1.5%
Annaly Capital Management, Inc.	46,400	624,080
Lexington Realty Trust	35,200	606,144
		1,230,224

Road & Rail - 0.5%
Kansas City Southern*	2,900	128,644
Old Dominion Freight Line, Inc.*	1,400	39,676
Ryder System, Inc.	3,700	229,400
		397,720

Semiconductors & Semiconductor Equipment - 2.5%
Applied Materials, Inc.	3,900	59,007
Intel Corp.	102,002	1,910,497
		1,969,504

Software - 3.6%
Adobe Systems, Inc.*	1,000	39,470
Microsoft Corp.	103,219	2,754,915
Novell, Inc.*	2,700	13,878
Sybase, Inc.*	1,100	33,682
		2,841,945

Specialty Retail - 4.6%
Advance Auto Parts, Inc.	500	19,830
Bed Bath & Beyond, Inc.*	7,300	229,293
Best Buy Co., Inc.	22,200	832,500

Equity Securities - Cont'd	Shares	Value
Specialty Retail - Cont'd
Gap, Inc.	39,325	$699,198
Gymboree Corp.*	400	14,200
Home Depot, Inc.	37,176	962,487
Lowe's Co.'s, Inc.	3,000	71,070
RadioShack Corp.	5,800	100,224
TJX Co.'s, Inc.	24,300	741,636
		3,670,438

Trading Companies & Distributors - 0.2%
United Rentals, Inc.*	11,000	167,640

Total Equity Securities (Cost $87,021,140)		79,029,084

TOTAL INVESTMENTS (Cost $87,021,139) - 99.6%		79,029,084
Other assets and liabilities, net - 0.4%		313,584
Net Assets - 100%		$79,342,668

See notes to schedule of investments and notes to financial statements.

Notes to schedule of investments

(a) Affiliated company.

(b) This security was valued by the Board of Trustees. See note A.

(c) Colson Services Corporation is the collection and transfer agent for certain U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) Interest payments have been deferred per conditions of the Supplemental Indenture. At September 30, 2008 accumulated deferred interest totaled $1,174,856 and includes interest accrued since and due on October 1, 2003. This security is no longer accruing interest.

(g) Subsequent to year end, Glitmir Banki HF defaulted on principal and interest payments due on October 15, 2008.

(h) Represents rate in effect at September 30, 2008, after regularly scheduled adjustments on such date. Interest rates adjust generally at the beginning of the month, calendar quarter, or semiannually based on prime plus contracted adjustments. As of September 30, 2008, the prime rate was 5.00%.

(i) Restricted securities represent 3.8% of the net assets for Balanced Portfolio, 0.2% for Bond Portfolio, and 1.4% for Equity Portfolio.

(k) These certificates of deposit are fully insured by agencies of the federal government.

(m) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This security is no longer accruing interest.

(n) The Illinois Insurance Department prohibited Lumbermens from making interest payments. This TIERS security is based on interest payments from Lumbermens. This security is no longer accruing interest.

(p) The State of New York Insurance Department has prohibited Atlantic Mutual Insurance Co. from making interest payments. This security is no longer accruing interest.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(s) 20,000 shares of Cisco Systems, Inc., held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(t) 35,000 shares of EOG Resources, Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. As a result, the value of the bonds was marked down to $0 and is no longer accruing interest.

(y) This security is no longer accruing interest.

(z) Subsequent to period end, this security is no longer accruing interest.

* Non-income producing security.

Explanation of Guarantees:	Abbreviations:
BPA: Bond Purchase Agreement	ADR: American Depositary Receipt
CA: Collateral Agreement	AMBAC: American Municipal Bond Assurance Corp.
CF: Credit Facility	COPs: Certificates of Participation
C/LOC: Confirming Letter of Credit	FGIC: Financial Guaranty Insurance Company
LOC: Letter of Credit	FHLB: Federal Home Loan Bank
FSB: Federal Savings Bank
GO: General Obligation
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LP: Limited Partnership
PO: Pension obligation
MBIA: Municipal Bond Insurance Association
MFH: Multi-Family Housing
REIT: Real Estate Investment Trust
SO: Special Obligation
SPI: Securities Purchase, Inc.
STEP: Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VRDN: Variable Rate Demand Notes

Balanced Portfolio
Restricted Securities	Acquisition Dates	Cost
AccessBank	08/29/07	$500,000
Agraquest, Inc., Series B Preferred	02/26/97	200,001
Agraquest, Inc., Series C Preferred	03/11/98	200,000
Agraquest, Inc, Series H Preferred	05/25/05 - 01/11/07	316,894
Angels With Attitude LLC LP	08/28/00 - 04/30/03	200,000
Calvert Social Investment Foundation Notes	07/02/07	5,016,666
CFBanc Corp.	03/14/03	270,000
CitySoft Note I	11/15/00	297,877
CitySoft Note II	09/09/03	32,500
CitySoft Note III	05/04/04	25,000
CitySoft Note IV	03/11/05	25,000
City Soft, Inc., Warrants:
(strike price $0.21/share, expires 05/31/12)	11/22/02	-
(strike price $0.01/share, expires 10/15/12)	05/04/04	-
(strike price $0.01/share, expires 10/15/12)	11/22/02	-
(strike price $0.14/share, expires 10/15/12)	11/22/02	-
(strike price $0.28/share, expires 10/15/12)	11/22/02	-
(strike price $0.01/share, expires 02/28/13)	04/11/03	-
(strike price $0.14/share, expires 02/28/13)	04/11/03	-
(strike price $0.28/share, expires 02/28/13)	04/11/03	-
(strike price $0.01/share, expires 05/31/13)	07/15/03	-
(strike price $0.14/share, expires 05/31/13)	07/15/03	-
(strike price $0.28/share, expires 05/31/13)	07/15/03	-
(strike price $0.01/share, expires 08/31/13)	09/09/03	-
(strike price $0.14/share, expires 08/31/13)	09/09/03	-
(strike price $0.28/share, expires 08/31/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	03/11/05	-
(strike price $0.01/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 09/4/13)	05/04/04	-
(strike price $0.14/share, expires 09/4/13)	09/09/03	-
(strike price $0.28/share, expires 09/4/13)	09/09/03	-
(strike price $0.01/share, expires 11/30/13)	01/16/04	-
(strike price $0.14/share, expires 11/30/13)	01/16/04	-
(strike price $0.28/share, expires 11/30/13)	01/16/04	-
(strike price $0.01/share, expires 4/21/14)	11/03/05	-
Coastal Venture Partners LP	06/07/96 - 06/22/00	133,958
Commons Capital LP	02/15/01 - 04/29/08	458,356
Consensus Orthopedics	02/10/06	504,331
Consensus Orthopedics, Series A-1 Preferred	08/19/05	4,417
Consensus Orthopedics, Series B Preferred	02/10/06	139,576
Consensus Orthopedics, Series C Preferred	02/10/06	120,342
Environmental Private Equity Fund II, Liquidating Trust	04/26/07	12,770
First Analysis Private Equity Fund IV LP	02/25/02 - 05/28/08	670,660
GEEMF Partners LP	02/28/97	-
Global Environment Emerging Markets Fund LP	01/14/94 - 12/01/95	-
H2Gen Innovations Common Stock	11/04/04	-
H2Gen Innovations Common Warrants	11/04/04	-
H2Gen Innovations, Inc., Series A Preferred	11/04/04	251,496
H2Gen Innovations, Inc., Series A Preferred, Warrants	11/04/04	-
H2Gen Innovations, Inc., Series B Preferred	10/21/04 - 10/27/04	161,759
H2Gen Innovations, Inc., Series C Preferred	06/1/06	52,886

Balanced Portfolio
Restricted Securities (Cont'd)	Acquisition Dates	Cost
Inflabloc Pharmaceuticals, Inc.	12/29/03	$500,000
Infrastructure and Environmental Private Equity
Fund III LP	04/16/97 - 02/12/01	328,443
KDM Development Corp.	11/03/99	717,246
Labrador Ventures III LP	08/11/98 - 04/02/01	360,875
Labrador Ventures IV LP	12/14/99 - 08/27/07	911,085
Milepost Ventures LP	05/27/98 - 04/23/02	500,000
Neighborhood Bancorp	06/25/97	100,000
New Markets Growth Fund LLC LP	01/08/03 - 07/18/07	225,646
Plethora Technology, Inc:
Common Warrants	05/19/05	75,360
Series A Preferred	04/29/05-05/13/05	701,835
Series A Preferred Warrants:
(expires 6/9/13)	06/8/06	-
(expires 9/6/13)	11/3/06	-
Plethora Technology, Inc., Note	06/8/06	150,000
Rose Smart Growth Investment Fund	04/10/06	1,000,000
Seventh Generation, Inc.	04/12/00 - 05/06/03	230,500
SMARTHINKING, Inc.
Series 1-A, Convertible Preferred	04/22/03 - 05/27/05	159,398
Series 1-B, Convertible Preferred	06/10/03	250,000
Series 1-B Preferred Warrants	05/27/05	-
Solstice Capital LP	06/26/01 - 06/17/08	384,645
Utah Ventures LP	11/17/97 - 02/05/03	867,581
Venture Strategy Partners LP	08/21/98 - 02/26/03	206,058
Wild Planet Entertainment, Inc., Series B Preferred	07/12/94	200,000
Wild Planet Entertainment, Inc., Series E Preferred	04/09/98	180,725
Wind Harvest Co., Inc.	05/16/94	100,000

Equity Portfolio
Restricted Securities	Acquisition Dates	Cost
20/20 Gene Systems, Inc.:
Common Stock	8/1/08	$151,890
Warrants (strike price $.01/share, expires 8/27/13)	8/29/03	14,700
Calvert Social Investment Foundation Notes	7/3/06	7,583,877
Chesapeake PERL, Inc.:
Series A-2 Preferred	7/30/04 -9/8/06	300,000
Series A-2 Preferred Warrants (strike price $1.25/share,
expires 7/31/09)	12/22/06	-
Series A-2 Preferred Warrants (strike price $1.25/share,
expires 12/27/10)	12/22/06	-
China Environment Fund 2004 LLC, LP	9/15/05-9/17/08	69,446
Cylex, Inc.:
Common Stock	11/22/2006	16,382
Series B Preferred	11/30/06	547,525
Series C-1 Preferred	11/30/06	471,342
Digital Directions International, Inc.:
Common Stock	7/2/08	75,000
8.00%, 10/18/09	10/18/2006	500,000
Global Resource Options, Inc.:
Series A Preferred	9/18/06	750,000
Series B Preferred	12/5/07	750,000
H2Gen Innovations, Inc.:
Common Stock	11/4/04	-
Common Warrants (strike price $1.00/share,
expires 10/31/13)	11/4/04	-
Series A Preferred	11/4/04	251,496
Series A Preferred Warrants (strike price $1.00/share,
expires 10/10/12)	11/4/04	-
Series B Preferred	10/21/04-10/27/04	161,759
Series C Preferred	6/1/06	52,886
Marrone Organic Innovations, Inc.:
Series A Preferred	4/25/07	200,000
Series B Preferred	8/28/08	280,000
NeoDiagnostix, Inc.:
Series AE Convertible Preferred	9/9/08	300,000
Series AE Convertible Preferred Warrants (strike price
$1.10/share, expires 9/10/18)	9/23/08	-
New Day Farms, Series A Preferred	3/5/08	500,000
New Markets Venture Partners II LLC, LP	7/21/08	50,000
SEAF India International Growth Fund LLC, LP	3/22/05-4/2/08	458,932
Shorebank:
Non-Voting Common Stock	6/26/08	502,500
Voting Common Stock	6/26/08	495,000
Sustainable Jobs Fund II LP	2/14/06-6/12/08	300,000
Sword Diagnostics, Series B Preferred	12/26/06	250,000

Bond Portfolio
Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes	07/03/06	$2,087,392

See notes to financial statements.

Statements of Assets and Liabilities
September 30, 2008
	Balanced	Bond
Assets	Portfolio	Portfolio
Investments in securities, at value
(Cost $504,064,597 and $676,128,650, respectively) -
see accompanying schedules	$457,834,388	$617,894,762
Cash	21,642,020	264,392,172
Receivable for securities sold	1,206,053	4,375,319
Receivable for futures variation margin	462,489	--
Receivable for shares sold	131,438	2,686,526
Interest and dividends receivable	3,479,034	6,010,782
Other assets	457,681	1,797,372
Total assets	485,213,103	897,156,933

Liabilities
Payable for securities purchased	1,454,801	3,765,233
Payable for futures variation margin	--	1,163,713
Payable for shares redeemed	588,314	2,284,229
Payable to Calvert Asset Management Co., Inc.	275,107	378,651
Payable to Calvert Administrative Services Company	112,705	186,640
Payable to Calvert Shareholder Services, Inc.	18,963	13,220
Payable to Calvert Distributors, Inc.	123,251	159,564
Accrued expenses and other liabilities	96,990	93,560
Total liabilities	2,670,131	8,044,810
Net Assets	$482,542,972	$889,112,123

Net Assets Consist of:
Paid in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Balanced Portfolio:
Class A: 17,339,329 shares outstanding	$484,516,836
Class B: 722,277 shares outstanding	21,384,290
Class C: 1,001,955 shares outstanding	29,288,565
Class I: 233,674 shares outstanding	6,795,104
Bond Portfolio:
Class A: 40,335,635 shares outstanding		$641,999,253
Class B: 1,148,915 shares outstanding		18,227,658
Class C: 3,510,831 shares outstanding		55,450,976
Class I: 13,722,822 shares outstanding		217,070,891
Undistributed net investment income (loss)	(583,859)	77,707111,613
Accumulated net realized gain (loss) on investments	(12,324,490)	16,111,499
Net unrealized appreciation (depreciation) on investments	(46,533,474)	(59,859,767)

Net Assets	$482,542,972	$889,112,123

See notes to financial statements.

Net Asset Value Per Share:
Balanced Portfolio:
Class A (based on net assets of $434,068,892)	$25.03
Class B (based on net assets $17,938,772)	$24.84
Class C (based on net assets of $24,630,763)	$24.58
Class I (based on net assets of $5,904,545)	$25.27
Bond Portfolio:
Class A (based on net assets of $610,868,639)		$15.14
Class B (based on net assets of $17,298,439)		$15.06
Class C (based on net assets of $52,868,624)		$15.06
Class I (based on net assets of $208,076,421)		$15.16

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2008
	Equity	Enhanced Equity
Assets	Portfolio	Portfolio
Investments in securities, at value (Cost $983,065,295
and $87,021,139, respectively) -see accompanying schedule	$1,075,197,078	$79,029,084
Cash	35,855,434	77,368
Receivable for securities sold	--	275,720
Receivable for shares sold	1,394,160	85,445
Interest and dividends receivable income	869,711	102,491
Other assets	20,291	10,516
Total Assets	1,113,336,674	79,580,624

Liabilities
Payable for shares redeemed	2,503,161	128,888
Payable to Calvert Asset Management Company, Inc.	656,331	53,052
Payable to Calvert Administrative Services Company	181,984	9,305
Payable to Calvert Shareholder Services, Inc.	31,322	2,785
Payable to Calvert Distributors, Inc.	317,302	19,118
Accrued expenses and other liabilities	146,500	24,808
Total liabilities	3,836,600	237,956
Net Assets	$1,109,500,074	79,342,668

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Equity Portfolio:
Class A: 25,343,271 shares outstanding	$711,917,163
Class B: 2,017,608 shares outstanding	47,430,914
Class C: 3,562,082 shares outstanding	91,187,677
Class I: 3,424,326 shares outstanding	105,084,464
Enhanced Equity Portfolio:
Class A: 3,036,445 shares outstanding		$49,411,609
Class B: 296,334 shares outstanding		4,137,456
Class C: 487,053 shares outstanding		8,110,469
Class I: 1,544,676 shares outstanding		30,100,609
Undistributed net investment income (loss)	--	701,636
Accumulated net realized gain (loss) on investments	61,748,073	(5,127,056)
Net unrealized appreciation (depreciation) on investments	92,131,783	(7,992,055)
Net Assets	$1,109,500,074	$79,342,668

Net Asset Value Per Share
Equity Portfolio:
Class A (based on net assets of $834,312,426)	$32.92
Class B (based on net assets of $59,437,728)	$29.46
Class C (based on net assets of $97,327,177)	$27.32
Class I (based on net assets of $118,422,743)	$34.58
Enhanced Equity Portfolio:
Class A (based on net assets of $45,344,958)		$14.93
Class B (based on net assets of $4,003,033)		$13.51
Class C (based on net assets of $6,630,842)		$13.61
Class I (based on net assets of $23,363,835)		$15.13

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2008
	Money
	Market	Balanced	Bond
Net Investment Income	Portfolio	Portfolio	Portfolio
Investment Income:
Interest income	$7,121,299	$12,507,729	$43,439,749
Dividend income (net of foreign taxes withheld
of $0, $23,528, and $0 respectively)	--	5,442,266	601,731
Total investment income	7,121,299	17,949,995	44,041,480

Expenses:
Investment advisory fee	590,899	2,344,359	2,805,834
Transfer agency fees and expenses	395,197	971,272	1,179,604
Administrative fees	393,933	1,514,786	2,030,661
Distribution Plan expenses:
Class A	--	1,169,021	1,104,319
Class B	--	216,755	160,840
Class C	--	282,072	462,538
Trustees' fees and expenses	23,553	72,593	101,730
Custodian fees	21,338	145,706	145,476
Registration fees	18,210	48,815	43,387
Reports to shareholders	36,556	153,399	133,522
Professional fees	29,216	49,641	61,072
Miscellaneous	54,660	162,963	27,833
Total expenses	1,563,562	7,131,382	8,256,816
Reimbursement from Advisor:
Class I	--	(5,266)	--
Fees paid indirectly	(20,197)	(19,698)	(43,859)
Fees waived	--	(753)	--
Net expenses	1,543,365	7,105,665	8,212,957

Net Investment Income	5,577,934	10,844,330	35,828,523

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	35,803	(12,428,888)	(2,215,443)
Foreign currency transactions	--	(169)	--
Futures	--	1,652,727	19,612,395
	35,803	(10,776,330)	17,396,952

Change in unrealized appreciation or
(depreciation) on:
Investments	--	(81,696,105)	(48,710,133)
Futures	--	(325,908)	(1,881,468)
	--	(82,022,013)	(50,591,601)

Net Realized and Unrealized
Gain (Loss)	35,803	(92,798,343)	(33,194,649)

Increase (Decrease) in Net Assets
Resulting From Operations	$5,613,737	($81,954,013)	$2,633,874

See notes to financial statements.

Statements of Operations
Year ended September 30, 2008
		Enhanced
	Equity	Equity
Net Investment Income	Portfolio	Portfolio
Investment Income:
Interest income	$1,242,948	$5,284
Dividend income (net of foreign taxes withheld of $202,479
and $12,365, respectively)	13,299,671	1,993,042
Total investment income	14,542,619	1,998,326

Expenses:
Investment advisory fee	6,275,976	575,102
Transfer agency fees and expenses	2,232,145	177,265
Administrative fees	2,366,435	131,128
Distribution Plan expenses:
Class A	2,314,316	141,260
Class B	745,997	56,034
Class C	1,109,139	84,478
Trustees' fees and expenses	150,469	11,377
Custodian fees	110,385	32,273
Registration fees	60,160	38,137
Reports to shareholders	293,731	28,340
Professional fees	86,420	23,147
Miscellaneous	116,795	6,492
Total expenses	15,861,968	1,305,033
Fees waived	--	(95,850)
Fees paid indirectly	(41,828)	(11,575)
Net expenses	15,820,140	1,197,608

Net Investment Income (Loss)	(1,277,521)	800,718

Realized and Unrealized
Gain (Loss)
Net realized gain (loss) on:
Investments	87,876,771	(4,759,296)
Foreign currency transactions	--	(77)
	87,876,771	(4,759,373)

Change in unrealized appreciation or (depreciation) on
Investments	(284,691,632)	(19,965,603)

Net Realized and Unrealized
Gain (Loss)	(196,814,861)	(24,724,976)

Increase (Decrease) in Net Assets
Resulting From Operations	($198,092,382)	($23,924,258)

See notes to financial statements.

Money Market Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$5,577,934	$8,157,667
Net realized gain (loss)	35,803	(3,628)

Increase (Decrease) in Net Assets
Resulting From Operations	5,613,737	8,154,039

Distributions to shareholders from
Net investment income	(5,577,423)	(8,156,172)

Capital share transactions:
Shares sold	171,578,020	151,766,552
Reinvestment of distributions	5,523,564	7,994,721
Shares redeemed	(178,036,859)	(139,141,232)
Total capital share transactions	(935,275)	20,620,041

Total Increase (Decrease) in Net Assets	(898,961)	20,617,908

Net Assets
Beginning of year	187,209,938	166,592,030
End of year (including undistributed net investment
income of $17,158 and $16,647, respectively)	$186,310,977	$187,209,938

Capital Share Activity
Shares sold	171,576,804	151,764,804
Reinvestment of distributions	5,523,564	7,994,721
Shares redeemed	(178,036,859)	(139,141,232)
Total capital share activity	(936,491)	20,618,293

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$10,844,330	$11,264,849
Net realized gain (loss)	(10,776,330)	37,030,805
Change in net unrealized appreciation or (depreciation)	(82,022,013)	129,694

Increase (Decrease) in Net Assets
Resulting From Operations	(81,954,013)	48,425,348

Distributions to shareholders from
Net investment income:
Class A Shares	(9,785,718)	(10,026,373)
Class B Shares	(215,285)	(241,211)
Class C Shares	(307,366)	(286,774)
Class I Shares	(180,891)	(172,753)

Net realized gain:
Class A Shares	(27,920,709)	--
Class B Shares	(1,263,817)	--
Class C Shares	(1,606,863)	--
Class I Shares	(443,629)	--
Total distributions	(41,724,278)	(10,727,111)

Capital share transactions:
Shares sold:
Class A Shares	26,241,044	47,184,100
Class B Shares	1,855,455	2,512,399
Class C Shares	4,075,804	5,480,044
Class I Shares	1,111,246	3,151,736
Reinvestment of distributions:
Class A Shares	35,348,867	9,309,912
Class B Shares	1,328,103	214,017
Class C Shares	1,551,976	228,968
Class I Shares	624,520	172,753
Redemption Fees:
Class A Shares	2,023	1,603
Class B Shares	62	725
Class C Shares	142	210
Shares redeemed:
Class A Shares	(59,327,430)	(73,292,229)
Class B Shares	(5,173,657)	(7,476,918)
Class C Shares	(5,022,162)	(4,722,575)
Class I Shares	(2,881,736)	(1,384,988)
Total capital share transactions	(265,743)	(18,620,243)

Total Increase (Decrease) in Net Assets	(123,944,034)	19,077,994

See notes to financial statements.

Balanced Portfolio
Statements of Changes in Net Assets

Balanced Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2008	2007
Beginning of year	606,487,006	587,409,012
End of year (including distributions in excess of net investment
income of $583,859 and $617,630, respectively)	$482,542,972	$606,487,006

Capital Share Activity
Shares sold:
Class A Shares	926,277	1,525,141
Class B Shares	66,038	82,329
Class C Shares	145,940	181,461
Class I Shares	38,793	101,842
Reinvestment of distributions:
Class A Shares	1,212,058	301,086
Class B Shares	45,521	6,979
Class C Shares	53,804	7,536
Class I Shares	21,249	5,530
Shares redeemed:
Class A Shares	(2,098,510)	(2,374,341)
Class B Shares	(184,797)	(244,616)
Class C Shares	(181,998)	(156,467)
Class I Shares	(102,027)	(44,394)
Total capital share activity	(57,652)	(607,914)

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$35,828,523	$24,239,919
Net realized gain (loss)	17,396,952	9,336,402
Change in net unrealized appreciation or (depreciation)	(50,591,601)	(4,339,139)

Increase (Decrease) in Net Assets
Resulting From Operations	2,633,874	29,237,182

Distributions to shareholders from
Net investment income:
Class A Shares	(23,844,551)	(17,025,159)
Class B Shares	(537,994)	(559,913)
Class C Shares	(1,629,079)	(1,169,580)
Class I Shares	(9,177,653)	(5,756,054)
Net realized gain:
Class A Shares	(7,730,781)	(667,424)
Class B Shares	(235,087)	(32,600)
Class C Shares	(612,319)	(57,797)
Class I shares	(2,588,489)	(163,580)
Total distributions	(46,355,953)	(25,432,107)

Capital share transactions:
Shares sold:
Class A Shares	275,360,326	180,170,412
Class B Shares	8,590,116	1,974,132
Class C Shares	25,623,202	14,129,761
Class I Shares	79,589,860	83,464,510
Reinvestment of distributions:
Class A Shares	26,510,023	14,764,203
Class B Shares	641,033	474,380
Class C Shares	1,488,126	814,541
Class I Shares	11,536,536	5,765,220
Redemption Fees
Class A Shares	28,345	8,869
Class B Shares	1,536	785
Class C Shares	2,725	2,209
Class I Shares	244	309
Shares redeemed:
Class A Shares	(114,817,133)	(80,422,930)
Class B Shares	(5,922,572)	(4,841,837)
Class C Shares	(7,873,471)	(6,385,184)
Class I Shares	(25,644,658)	(12,018,240)
Total capital share transactions	275,114,238	197,901,140

Total Increase (Decrease) In Net Assets	231,392,159	201,706,215

Net Assets
Beginning of year	657,719,964	456,013,749
End of year (including undistributed net investment
income and distributions in excess of net investment income
of $111,613 and $89,569, respectively)	$889,112,123	$657,719,964

See notes to financial statements.

Bond Portfolio
Statements of Changes in Net Assets

Bond Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	17,452,919	11,381,810
Class B Shares	549,394	125,249
Class C Shares	1,634,189	897,077
Class I Shares	5,031,915	5,268,922
Reinvestment of distributions:
Class A Shares	1,685,619	933,706
Class B Shares	40,945	30,149
Class C Shares	95,146	51,791
Class I Shares	733,147	364,267
Shares redeemed:
Class A Shares	(7,303,218)	(5,079,397)
Class B Shares	(378,044)	(307,492)
Class C Shares	(504,845)	(405,702)
Class I Shares	(1,631,416)	(759,046)
Total capital share activity	17,405,751	12,501,334

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income (loss)	($1,277,521)	($929,845)
Net realized gain (loss)	87,876,771	64,505,738
Change in net unrealized appreciation or (depreciation)	(284,691,632)	122,521,104

Increase (Decrease) in Net Assets
Resulting From Operations	(198,092,382)	186,096,997

Distributions to shareholders from
Net realized gain:
Class A Shares	(58,523,367)	(38,799,889)
Class B Shares	(5,472,528)	(4,360,424)
Class C Shares	(8,305,125)	(5,458,634)
Class I shares	(9,155,226)	(5,482,443)
Total distributions	(81,456,246)	(54,101,390)

Capital share transactions:
Shares sold:
Class A Shares	170,811,546	153,379,527
Class B Shares	4,082,805	4,493,147
Class C Shares	13,316,091	14,829,105
Class I Shares	34,964,400	50,620,711
Reinvestment of distributions:
Class A Shares	54,290,111	36,064,357
Class B Shares	4,735,547	3,750,770
Class C Shares	6,400,134	4,195,253
Class I Shares	8,719,591	5,337,706
Redemption Fees:
Class A Shares	18,632	8,714
Class B Shares	99	536
Class C Shares	271	889
Class I Shares	664	6,754
Shares redeemed:
Class A Shares	(187,395,186)	(192,225,795)
Class B Shares	(19,472,247)	(24,601,005)
Class C Shares	(15,851,981)	(18,523,999)
Class I Shares	(64,723,663)	(66,696,147)
Total capital share transactions	9,896,814	(29,359,477)

Total Increase (Decrease) in Net Assets	(269,651,814)	102,636,130

Net Assets
Beginning of year	1,379,151,888	1,276,515,758
End of year	$1,109,500,074	$1,379,151,888

See notes to financial statements.

Equity Portfolio
Statements of Changes in Net Assets

Equity Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	4,613,653	3,994,152
Class B Shares	122,390	128,902
Class C Shares	429,234	456,249
Class I Shares	905,036	1,277,491
Reinvestment of distributions:
Class A Shares	1,387,784	963,514
Class B Shares	134,303	109,576
Class C Shares	195,842	131,678
Class I Shares	213,089	137,428
Shares redeemed:
Class A Shares	(5,038,632)	(5,006,820)
Class B Shares	(584,879)	(701,155)
Class C Shares	(515,547)	(568,395)
Class I Shares	(1,684,781)	(1,681,686)
Total capital share activity	177,492	(759,066)

See notes to financial statements.

Enhanced Equity Portfolio
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$800,718	$569,056
Net realized gain (loss)	(4,759,373)	6,031,108
Change in net unrealized appreciation or (depreciation)	(19,965,603)	910,758

Increase (Decrease) in Net Assets
Resulting From Operations	(23,924,258)	7,510,922

Distributions to shareholders from
Net investment income:
Class A Shares	(377,742)	(290,471)
Class I Shares	(198,809)	(59,529)
Net realized gain:
Class A Shares	(3,397,417)	(2,482,645)
Class B Shares	(398,640)	(367,558)
Class C Shares	(571,643)	(372,440)
Class I Shares	(1,375,837)	(472,989)
Total distributions	(6,320,088)	(4,045,632)

Capital share transactions:
Shares sold:
Class A Shares	8,341,775	16,623,918
Class B Shares	319,231	1,137,129
Class C Shares	1,087,476	3,270,087
Class I Shares	6,369,213	14,485,562
Reinvestment of distributions:
Class A Shares	3,356,986	2,487,921
Class B Shares	342,483	320,696
Class C Shares	426,846	289,454
Class I Shares	1,574,647	532,512
Redemption Fees:
Class A Shares	52	398
Class B Shares	--	794
Class C Shares	96	18
Shares redeemed:
Class A Shares	(13,711,362)	(14,312,489)
Class B Shares	(2,073,483)	(2,605,946)
Class C Shares	(2,228,413)	(1,566,334)
Class I Shares	(1,436,030)	(398,360)
Total capital share transactions	2,369,517	20,265,360

Total Increase (Decrease) in Net Assets	(27,874,829)	23,730,650

Net Assets
Beginning of year	107,217,497	83,486,847
End of year (including undistributed net investment
income of $701,636, and $478,707, respectively)	$79,342,668	$107,217,497

See notes to financial statements.

Enhanced Equity Portfolio (Cont'd)

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	466,880	821,690
Class B Shares	19,781	60,870
Class C Shares	67,528	174,698
Class I Shares	353,263	708,917
Reinvestment of distributions:
Class A Shares	175,723	124,641
Class B Shares	19,706	17,543
Class C Shares	24,419	15,766
Class I Shares	81,658	26,530
Shares redeemed:
Class A Shares	(788,903)	(701,718)
Class B Shares	(130,837)	(138,976)
Class C Shares	(140,985)	(83,745)
Class I Shares	(83,490)	(19,357)
Total capital share activity	64,743	1,006,859

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Investment Fund (the "Fund") is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with eight separate portfolios, five of which are reported herein: Money Market, Balanced, Bond, Equity, and Enhanced Equity. Money Market, Balanced, Equity and Enhanced Equity are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series is accounted for separately. Money Market shares are sold without a sales charge. Balanced, Bond, Equity, and Enhanced Equity have Class A, Class B, Class C, and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Municipal securities are valued utilizing a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers through an independent pricing service. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. All securities held by Money Market are valued at amortized cost which approximates fair value in accordance with Rule 2a-7 of the Investment Company Act of 1940. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The following securities were fair valued in good faith under the direction of the Board of Trustees as of September 30, 2008:

	Total Investments	% of Net Assets
Balanced	$30,779,281	6.4%
Bond	37,422,875	4.2%
Equity	16,005,218	1.4%

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See Notes to Schedules of Investments on page 70.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with management's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities is included in the net realized and unrealized gain or loss on securities.

Distributions to Shareholders: Distributions to shareholders are recorded by the

Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly by Money Market. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced and annually by Equity and Enhanced Equity. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Balanced, Bond, Equity, and Enhanced Equity Portfolios charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee is paid to the Class of the Portfolio from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Portfolio.

Expense Offset Arrangements: The Fund has arrangements with its custodian banks whereby the custodian's fees may be paid indirectly by credits earned on each Portfolio's cash on deposit with the banks. These credits are used to reduce the Portfolios' expenses. Such deposit arrangements may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2004 -- 2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Money Market Insurance: The Money Market Portfolio had obtained private insurance that partially protected it against default of principal or interest payments on the instruments it held. U.S. government securities held by the Fund were excluded from this coverage. This policy expired on September 24, 2008.

Treasury's Guarantee Plan For Money Market Funds: The Money Market Portfolio has elected to participate in the U.S. Department of the Treasury's Guarantee Program for Money Market Funds (the "Program"). The Program was made available on September 29, 2008 and protects shareholders of record on September 19, 2008 from losses if the Money Market Portfolio is unable to maintain a $1.00 net asset value. Covered shareholders will receive $1.00 per share upon liquidation of the Money Market Portfolio, subject to adjustment and the overall amount available to all money market funds participating in the Program. The Money Market Portfolio will bear the expense of its participation in the Program. For the initial three months of the Program, the participation fee is 0.01% of the Fund's net assets as of September 19, 2008 (accordingly, the Money Market Portfolio's gross expenses will increase by this amount). Given that asset levels may vary, the yield impact of these fees may vary over time. The Program will terminate on December 18, 2008, unless extended at the sole discretion of the Treasury Department.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

Money Market	.30%
Balanced:
First $500 Million	.425%
Next $500 Million	.40%
Over $1 Billion	.375%
Bond:
First $1 Billion	.35%
Over $1 Billion	.325%
Equity:
First $2 Billion	.50%
Next $1 Billion	.475%
Over $3 Billion	.45%
Enhanced Equity:
First $500 Million	.60%
Over $500 Million	.55%

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2009 for Money Market, Balanced Class I and Enhanced Equity Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows: for Money Market, .875%; for Balanced Class I, .72%; and for Enhanced Equity Class I, .81%.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B, and Class C shares, allow the Portfolios to pay the Distributor for expenses and services associated with distribution of shares. The expenses of Money Market are limited to .25% annually of average daily net assets. The Distributor currently does not charge any Distribution Plan expenses for Money Market. The expenses paid for Class A may not exceed .25% of Enhanced Equity's and .35% of Balanced, Bond and Equity's annual average daily net assets. The amount actually paid by Class A of Enhanced Equity, Balanced, Bond and Equity, is an annualized fee, payable monthly of .25%, .25% on assets over $30 million, .20%, and .25%, respectively, of each Classes' average daily net assets. The expenses paid for Class B and Class C may not exceed 1.00% of Enhanced Equity, Balanced, Bond and Equity's annual average daily net assets. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes' average daily net assets. Class I for Balanced, Bond, Equity and Enhanced Equity do not have Distribution Plan expenses.

The Distributor received the following amounts as its portion of the commissions charged on sales of the Funds' Class A shares for the year ended September 30, 2008: $128,979 for Balanced, $156,061 for Bond, $220,920 for Equity and $18,575 for Enhanced Equity.

Calvert Shareholder Services, Inc. (CSSI), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $187,174, $237,594, $148,076, $386,686, and $35,821 for the year ended September 30, 2008 for Money Market, Balanced, Bond, Equity and Enhanced Equity, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Calvert Administrative Services Company (CASC), an affiliate of the Advisor, provides administrative services for the Fund. For providing such services, CASC receives an annual fee, payable monthly, based on the following annual rates of average daily net assets:

Money Market	.20%
Balanced (Class A, B, & C)	.275%
Balanced (Class I)	.125%
Bond (Class A, B, & C)	.30%
Bond (Class I)	.10%
Equity (Class A, B, & C)	.20%
Equity (Class I)	.10%
Enhanced Equity (Class A, B, & C)	.15%
Enhanced Equity (Class I)	.10%

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Effective January 1, 2008, each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Trustee of the Funds who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were:

				Enhanced
	Balanced	Bond	Equity	Equity
Purchases:	$411,337,683	$1,005,055,192	$628,812,070	$44,288,826
Sales:	438,684,388	911,607,770	701,220,825	46,920,617

Money Market held only short-term investments.

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at September 30, 2008 and net realized capital loss carryforwards as of September 30, 2008 with expiration dates:

	Money
	Market	Balanced	Bond
Federal income tax cost of investments	$173,986,430	$508,860,968	$676,548,916
Unrealized appreciation	--	16,084,681	3,725,750
Unrealized (depreciation)	--	(67,111,261)	(62,379,904)
Net appreciation/(depreciation)	--	(51,026,580)	(58,654,154)

		Enhanced
	Equity	Equity
Federal income tax cost of investments	$986,450,487	$87,531,149
Unrealized appreciation	158,424,941	5,106,598
Unrealized (depreciation)	(69,678,350)	(13,608,663)
Net appreciation/(depreciation)	88,746,591	(8,502,065)

Capital Loss Carryforwards

Money
Expiration Date	Market
30-Sep-10	$14,601
30-Sep-11	6,847
30-Sep-13	6,183
30-Sep-14	211
30-Sep-15	2,100
$29,942

Capital losses may be utilized to offset future capital gains until expiration.

Balanced, Enhanced Equity, and Money Market Portfolios intend to elect to defer net capital losses of $8,458,338, $4,617,046, and $347, respectively, incurred from November 1, 2007 through September 30, 2008 and treat them as arising in the fiscal year ending September 30, 2009.

The tax character of dividends and distributions for the years ended September 30, 2008 and September 30, 2007 were as follows:

Money Market
Distributions from:	2008	2007
Ordinary income	$5,577,423	$8,156,172
Total	$5,577,423	$8,156,172

Balanced
Distributions paid from:	2008	2007
Ordinary income	$10,489,260	$10,727,111
Long-term capital gain	31,235,018	--
Total	$41,724,278	$10,727,111

Bond
Distributions paid from:	2008	2007
Ordinary income	$40,398,360	$25,102,231
Long-term capital gain	5,957,593	329,876
Total	$46,355,953	$25,432,107

Equity
Distributions paid from:	2008	2007
Long-term capital gain	$81,456,246	$54,101,390
Total	$81,456,246	$54,101,390

Enhanced Equity
Distributions paid from:	2008	2007
Ordinary income	$576,575	$350,000
Long-term capital gain	5,743,513	3,695,632
Total	$6,320,088	$4,045,632

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Money
	Market	Balanced	Bond
Undistributed ordinary income	$45,250	$235,367	$5,537,666
Undistributed long-term capital gain	--	2,018	9,628,005
Capital loss carryforward	(29,942)	--	--
Unrealized appreciation (depreciation)	--	(51,026,580)	(58,654,155)
Total	$15,308	($50,789,195)	($43,488,484)

		Enhanced
	Equity	Equity
Undistributed ordinary income	--	$701,636
Undistributed long-term capital gain	$65,133,266	--
Capital loss carryforward	--	--
Unrealized appreciation (depreciation)	88,746,591	(8,502,065)
Total	$153,879,857	($7,800,429)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of assets and liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. For Balanced Portfolio, the differences are due to passive foreign investment companies, Section 1256 contracts, partnerships, wash sales, deferral of post October losses, and interest defaults. For Bond Portfolio, the differences are due to Section 1256 contracts, wash sales, and interest defaults. For Enhanced Equity Portfolio, the difference is due to wash sales and the deferral of post October losses. For Equity Portfolio, the differences are due to wash sales and partnerships. For Money Market Portfolio, the differences are due to post October losses and distributions paid after fiscal year end.

Reclassifications, as shown in the table below, have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Balanced Portfolio, the reclassifications are due to partnerships, real estate investment trusts, asset-backed securities, and foreign currency transactions. For Bond Portfolio, the reclassifications are due to asset-backed securities, and partnerships. For Enhanced Equity Portfolio, the reclassifications are due to real estate investment trusts, foreign currency transactions and recharacterization of distributions. For Equity Portfolio, the reclassifications are due to partnerships, net operating losses and prior year litigation settlements. For Money Market Portfolio, the reclassification is due to expired capital losses.

	Balanced	Bond
Undistributed net investment income	($321,299)	($438,064)
Accumulated net realized gain (loss)	321,299	438,064

		Enhanced	Money
	Equity	Equity	Market
Undistributed net investment income	$1,277,521	($1,238)	--
Accumulated net realized gain (loss)	97,287	1,238	$8,300
Paid in capital	(1,374,808)	--	(8,300)

The Portfolios may sell or purchase securities to and from other Portfolios managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2008, such purchases and sales transactions and net realized gains on sales of securities were:

Money
Market
Purchases	$136,564,000
Sales	126,885,000
Net realized gains	--

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at September 30, 2008. For the year ended September 30, 2008, borrowings by the Portfolios under the Agreement were as follows:

Portfolio	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Money Market	$28,314	2.60%	$2,128,915	August 2008
Balanced	1,951	3.56%	499,293	September 2008
Bond	103,428	3.21%	5,671,220	June 2008
Equity	137,817	4.64%	12,382,979	November 2007

Note E -- Affiliated Companies

An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power over 5 percent or more of the outstanding voting shares.

Affiliated companies of the Balanced Portfolio are as follows:

Affiliates	Cost	Value
Angels With Attitude I LLC LP	$200,000	$171,525
GEEMF Partners LP	--	221,805
Milepost Ventures LP	500,000	1
Plethora Technology, Inc.	701,835	--
TOTALS	$1,401,835	$393,331

Affiliated companies of the Equity Portfolio are as follows:

Affiliates	Cost	Value
Global Resource Options, Inc.	$1,500,000	$3,051,828
NeoDiagnostix, Inc.	300,000	300,000
New Day Farms	500,000	50,000
TOTALS	$2,300,000	$3,401,828

Note F -- Other

In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios' investment in these securities. The aggregate amount of the future capital commitments totals $180,000 and $981,330 for the Balanced and Equity Portfolios, respectively, at September 30, 2008.

Note G -- Subsequent Event

Effective October 31, 2008, the Bond and Equity Portfolios began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge.

Tax Information (Unaudited)

Balanced, Bond, Enhanced Equity, and Equity Portfolios designate $31,235,018, $5,957,593, $5,743,513 and $81,456,246, respectively, as a capital gain dividends for the fiscal year ended 9/30/08.

For ordinary dividends distributed during the fiscal year, Balanced Portfolio designates 46.6% as qualifying for the corporate dividend-received deduction and 47.9% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

For ordinary dividends distributed during the fiscal year, Enhanced Equity Portfolio designates 100% as qualifying for the corporate dividend-received deduction and 100% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2009 for use in preparing 2008 income tax returns.

Money Market Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
	2008	2007	2006
Net asset value, beginning	$1.00	$1.00	$1.00
Income from investment operations
Net investment income	.029	.045	.039
Distributions from
Net investment income	(.029)	(.045)	(.039)
Net asset value, ending	$1.00	$1.00	$1.00
Total return*	2.90%	4.64%	3.97%
Ratios to average net assets:A
Net investment income	2.83%	4.53%	3.90%
Total expenses	0.79%	.82%	.86%
Expenses before offsets	0.79%	.82%	.86%
Net expenses	0.78%	.80%	.85%
Net assets, ending (in thousands)	$186,311	$187,210	$166,592

		Years Ended
		September 30,	September 30,
		2005	2004
Net asset value, beginning		$1.00	$1.00
Income from investment operations
Net investment income	.	.019	.004
Distributions from
Net investment income		(.019)	(.004)
Net asset value, ending		$1.00	$1.00

Total return*		1.94%	.44%
Ratios to average net assets:A
Net investment income		1.91%	.44%
Total expenses		.91%	.91%
Expenses before offsets		.88%	.88%
Net expenses		.87%	.87%
Net assets, ending (in thousands)		$160,218	$169,916

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2008	2007	2006 (z)
Net asset value, beginning	$31.37	$29.46	$28.25
Income from investment operations
Net investment income	.57	.60	.55
Net realized and unrealized gain (loss)	(4.72)	1.88	1.12
Total from investment operations	(4.15)	2.48	1.67
Distributions from
Net investment income	(.56)	(.57)	(.46)
Net realized gain	(1.63)	--	--
Total distributions	(2.19)	(.57)	(.46)
Total increase (decrease) in net asset value	(6.34)	1.91	1.21
Net asset value, ending	$25.03	$31.37	$29.46

Total return*	(14.13%)	8.47%	5.94%
Ratios to average net assets:A
Net investment income	2.03%	1.94%	1.90%
Total expenses	1.21%	1.20%	1.21%
Expenses before offsets	1.21%	1.20%	1.21%
Net expenses	1.20%	1.19%	1.20%
Portfolio turnover	77%	81%	73%
Net assets, ending (in thousands)	$434,069	$542,659	$525,740

		Years Ended
		September 30,	September 30,
Class A Shares		2005	2004
Net asset value, beginning		$26.13	$24.35
Income from investment operations
Net investment income		.44	.36
Net realized and unrealized gain (loss)		2.08	1.77
Total from investment operations		2.52	2.13
Distributions from
Net investment income		(.40)	(.35)
Total distributions		(.40)	(.35)
Total increase (decrease) in net asset value		2.12	1.78
Net asset value, ending		$28.25	$26.13

Total return*		9.68%	8.77%
Ratios to average net assets:A
Net investment income		1.59%	1.37%
Total expenses		1.22%	1.25%
Expenses before offsets		1.22%	1.25%
Net expenses		1.21%	1.25%
Portfolio turnover		83%	106%
Net assets, ending (in thousands)		$517,840	$486,255

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2008	2007	2006 (z)
Net asset value, beginning	$31.13	$29.24	$28.05
Income from investment operations
Net investment income	.28	.28	.27
Net realized and unrealized gain (loss)	(4.66)	1.89	1.10
Total from investment operations	(4.38)	2.17	1.37
Distributions from
Net investment income	(.28)	(.28)	(.18)
Net realized gain	(1.63)	--	--
Total distributions	(1.91)	(.28)	(.18)
Total increase (decrease) in net asset value	(6.29)	1.89	1.19
Net asset value, ending	$24.84	$31.13	$29.24

Total return*	(14.93%)	7.45%	4.90%
Ratios to average net assets:A
Net investment income	1.05%	.99%	.95%
Total expenses	2.19%	2.15%	2.16%
Expenses before offsets	2.19%	2.15%	2.16%
Net expenses	2.18%	2.14%	2.15%
Portfolio turnover	77%	81%	73%
Net assets, ending (in thousands)	$17,939	$24,767	$27,805

		Years Ended
		September 30,	September 30,
Class B Shares		2005	2004
Net asset value, beginning		$25.94	$24.18
Income from investment operations
Net investment income		.17	.11
Net realized and unrealized gain (loss)		2.06	1.74
Total from investment operations		2.23	1.85
Distributions from
Net investment income		(.12)	(.09)
Total distributions		(.12)	(.09)
Total increase (decrease) in net asset value		2.11	1.76
Net asset value, ending		$28.05	$25.94

Total return*		8.62%	7.63%
Ratios to average net assets:A
Net investment income		.60%	.34%
Total expenses		2.20%	2.27%
Expenses before offsets		2.20%	2.27%
Net expenses		2.20%	2.26%
Portfolio turnover		83%	106%
Net assets, ending (in thousands)		$28,592	$24,839

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2008	2007	2006 (z)
Net asset value, beginning	$30.83	$28.95	$27.79
Income from investment operations
Net investment income	.32	.32	.28
Net realized and unrealized gain (loss)	(4.64)	1.85	1.07
Total from investment operations	(4.32)	2.17	1.35
Distributions from
Net investment income	(.30)	(.29)	(.19)
Net realized gain	(1.63)	--	--
Total distributions	(1.93)	(.29)	(.19)
Total increase (decrease) in net asset value	(6.25)	1.88	1.16
Net asset value, ending	$24.58	$30.83	$28.95

Total return*	(14.88%)	7.53%	4.87%
Ratios to average net assets:A
Net investment income	1.15%	1.07%	.99%
Total expenses	2.08%	2.07%	2.11%
Expenses before offsets	2.08%	2.07%	2.11%
Net expenses	2.08%	2.06%	2.10%
Portfolio turnover	77%	81%	73%
Net assets, ending (in thousands)	$24,631	$30,340	$27,547

		Years Ended
		September 30,	September 30,
Class C Shares		2005	2004
Net asset value, beginning		$25.70	$23.95
Income from investment operations
Net investment income		.18	.12
Net realized and unrealized gain (loss)		2.04	1.73
Total from investment operations		2.22	1.85
Distributions from
Net investment income		(.13)	(.10)
Total distributions		(.13)	(.10)
Total increase (decrease) in net asset value		2.09	1.75
Net asset value, ending		$27.79	$25.70

Total return*		8.67%	7.71%
Ratios to average net assets:A
Net investment income		.65%	.39%
Total expenses		2.16%	2.22%
Expenses before offsets		2.16%	2.22%

Net expenses		2.15%	2.22%
Portfolio turnover		83%	106%
Net assets, ending (in thousands)		$25,980	$21,819

See notes to financial highlights.

Balanced Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2008	2007	2006 (z)
Net asset value, beginning	$31.64	$29.70	$28.38
Income from investment operations
Net investment income	.70	.76	.64
Net realized and unrealized gain (loss)	(4.75)	1.90	1.17
Total from investment operations	(4.05)	2.66	1.81
Distributions from
Net investment income	(.69)	(.72)	(.49)
Net realized gain	(1.63)	--	--
Total distributions	(2.32)	(.72)	(.49)
Total increase (decrease) in net asset value	(6.37)	1.94	1.32
Net asset value, ending	$25.27	$31.64	$29.70

Total return*	(13.69%)	9.00%	6.43%
Ratios to average net assets:A
Net investment income	2.52%	2.40%	2.44%
Total expenses	.80%	.77%	1.07%
Expenses before offsets	.72%	.73%	.73%
Net expenses	.72%	.72%	.72%
Portfolio turnover	77%	81%	73%
Net assets, ending (in thousands)	$5,905	$8,721	$6,317

		Periods Ended
		September 30,	June 30,
Class I Shares		2005 (x)	2003 (y)
Net asset value, beginning		$27.47	$21.33
Income from investment operations
Net investment income		.41	.38
Net realized and unrealized gain (loss)		.87	2.49
Total from investment operations		1.28	2.87
Distributions from
Net investment income		(.37)	(.33)
Net realized gain		--	--
Total distributions		(.37)	(.33)
Total increase (decrease) in net asset value		.91	2.54
Net asset value, ending		$28.38	$23.87

Total return*		4.71%	13.63%
Ratios to average net assets:A
Net investment income		1.94% (a)	2.25% (a)
Total expenses		1.28% (a)	.72% (a)
Expenses before offsets		.72% (a)	.72% (a)
Net expenses		.72% (a)	.72% (a)
Portfolio turnover		70%	140%
Net assets, ending (in thousands)		$1,012	$0

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2008	2007	2006
Net asset value, beginning	$15.92	$15.83	$16.18
Income from investment operations
Net investment income	.69	.69	.64
Net realized and unrealized gain (loss)	(.54)	.13	(.05)
Total from investment operations	.15	.82	.59
Distributions from
Net investment income	(.68)	(.70)	(.64)
Net realized gain	(.25)	(.03)	(.30)
Total distributions	(.93)	(.73)	(.94)
Total increase (decrease) in net asset value	(0.78)	0.09	(.35)
Net asset value, ending	$15.14	$15.92	$15.83

Total return*	.86%	5.31%	3.82%
Ratios to average net assets:A
Net investment income	4.40%	4.41%	4.16%
Total expenses	1.10%	1.12%	1.14%
Expenses before offsets	1.10%	1.12%	1.14%
Net expenses	1.10%	1.11%	1.13%
Portfolio turnover	147%	190%	150%
Net assets, ending (in thousands)	$610,869	$453,813	$336,698

		Years Ended
		September 30,	September 30,
Class A Shares		2005	2004
Net asset value, beginning		$16.33	$16.29
Income from investment operations
Net investment income		.47	.45
Net realized and unrealized gain (loss)		.32	.48
Total from investment operations		.79	.93
Distributions from
Net investment income		(.48)	(.45)
Net realized gain		(.46)	(.44)
Total distributions		(.94)	(.89)
Total increase (decrease) in net asset value		(.15)	.04
Net asset value, ending		$16.18	$16.33

Total return*		5.05%	5.97%
Ratios to average net assets:A
Net investment income		3.00%	2.82%
Total expenses		1.16%	1.19%
Expenses before offsets		1.16%	1.19%
Net expenses		1.16%	1.18%
Portfolio turnover		161%	244%
Net assets, ending (in thousands)		$237,396	$172,470

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2008	2007	2006
Net asset value, beginning	$15.84	$15.76	$16.11
Income from investment operations
Net investment income	.54	.54	.50
Net realized and unrealized gain (loss)	(.54)	.12	(.05)
Total from investment operations	--	.66	.45
Distributions from
Net investment income	(.53)	(.55)	(.50)
Net realized gain	(.25)	(.03)	(.30)
Total distributions	(.78)	(.58)	(.80)
Total increase (decrease) in net asset value	(.78)	0.08	(.35)
Net asset value, ending	$15.06	$15.84	$15.76

Total return*	(.09%)	4.29%	2.89%
Ratios to average net assets:A
Net investment income	3.43%	3.43%	3.17%
Total expenses	2.07%	2.09%	2.09%
Expenses before offsets	2.07%	2.09%	2.09%
Net expenses	2.06%	2.08%	2.08%
Portfolio turnover	147%	190%	150%
Net assets, ending (in thousands)	$17,298	$14,834	$17,154

		Years Ended
		September 30,	September 30,
Class B Shares		2005	2004
Net asset value, beginning		$16.27	$16.22
Income from investment operations
Expenses before offsets Net investment income		.32	.31
Net realized and unrealized gain (loss)		.31	.49
Total from investment operations		.63	.80
Distributions from
Net investment income		(.33)	(.31)
Net realized gain		(.46)	(.44)
Total distributions		(.79)	(.75)
Total increase (decrease) in net asset value		(.16)	.05
Net asset value, ending		$16.11	$16.27

Total return*		4.03%	5.11%
Ratios to average net assets:A
Net investment income		2.03%	1.93%
Total expenses		2.11%	2.09%
Expenses before offsets		2.11%	2.09%
Net expenses		2.10%	2.08%
Portfolio turnover		161%	244%
Net assets, ending (in thousands)		$18,559	$17,605

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2008	2007	2006
Net asset value, beginning	$15.83	$15.75	$16.09
Income from investment operations
Net investment income	.56	.56	.51
Net realized and unrealized gain (loss)	(.53)	.12	(.04)
Total from investment operations	.03	.68	.47
Distributions from
Net investment income	(.55)	(.57)	(.51)
Net realized gain	(.25)	(.03)	(.30)
Total distributions	(.80)	(.60)	(.81)
Total increase (decrease) in net asset value	(.77)	0.08	(.34)
Net asset value, ending	$15.06	$15.83	$15.75

Total return*	.11%	4.41%	3.01%
Ratios to average net assets:A
Net investment income	3.60%	3.61%	3.31%
Total expenses	1.90%	1.92%	1.99%
Expenses before offsets	1.90%	1.92%	1.99%
Net expenses	1.89%	1.91%	1.98%
Portfolio turnover	147%	190%	150%
Net assets, ending (in thousands)	$52,869	$36,202	$27,447

		Years Ended
		September 30,	September 30,
Class C Shares		2005	2004
Net asset value, beginning		$16.25	$16.21
Income from investment operations
Net investment income		.34	.31
Net realized and unrealized gain (loss)		.30	.48
Total from investment operations		.64	.79
Distributions from
Net investment income		(.34)	(.31)
Net realized gain		(.46)	(.44)
Total distributions		(.80)	(.75)
Total increase (decrease) in net asset value		(.16)	.04
Net asset value, ending		$16.09	$16.25

Total return*		4.09%	5.06%
Ratios to average net assets:A
Net investment income		2.13%	1.94%
Total expenses		2.04%	2.07%
Expenses before offsets		2.04%	2.07%
Net expenses		2.03%	2.06%
Portfolio turnover		161%	244%
Net assets, ending (in thousands)		$19,276	$13,130

See notes to financial highlights.

Bond Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2008	2007	2006
Net asset value, beginning	$15.94	$15.85	$16.18
Income from investment operations
Net investment income	.78	.78	.73
Net realized and unrealized gain (loss)	(.54)	.13	(.04)
Total from investment operations	.24	.91	.69
Distributions from
Net investment income	(.77)	(.79)	(.72)
Net realized gain	(.25)	(.03)	(.30)
Total distributions	(1.02)	(.82)	(1.02)
Total increase (decrease) in net asset value	(.78)	0.09	(.33)
Net asset value, ending	$15.16	$15.94	$15.85

Total return*	1.45%	5.89%	4.48%
Ratios to average net assets:A
Net investment income	4.98%	4.99%	4.77%
Total expenses	0.52%	.53%	.56%
Expenses before offsets	0.52%	.53%	.56%
Net expenses	0.51%	.52%	.55%
Portfolio turnover	147%	190%	150%
Net assets, ending (in thousands)	$208,076	$152,871	$74,714

		Years Ended
		September 30,	September 30,
Class I Shares		2005	2004
Net asset value, beginning		$16.33	$16.29
Income from investment operations
Net investment income		.57	.55
Net realized and unrealized gain (loss)		.31	.48
Total from investment operations		.88	1.03
Distributions from
Net investment income		(.57)	(.55)
Net realized gain		(.46)	(.44)
Total distributions		(1.03)	(.99)
Total increase (decrease) in net asset value		(.15)	.04
Net asset value, ending		$16.18	$16.33

Total return*		5.63%	6.62%
Ratios to average net assets:A
Net investment income		3.57%	3.41%
Total expenses		.61%	.61%
Expenses before offsets		.61%	.61%
Net expenses		.60%	.60%
Portfolio turnover		161%	244%
Net assets, ending (in thousands)		$29,278	$17,324

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2008	2007	2006
Net asset value, beginning	$41.06	$37.15	$35.38
Income from investment operations
Net investment income (loss)	(.02)	**	(.02)
Net realized and unrealized gain (loss)	(5.69)	5.50	2.38
Total from investment operations	(5.71)	5.50	2.36
Distributions from
Net realized gain	(2.43)	(1.59)	(.59)
Total distributions	(2.43)	(1.59)	(.59)
Total increase (decrease) in net asset value	(8.14)	3.91	1.77
Net asset value, ending	$32.92	$41.06	$37.15

Total return*	(14.85%)	15.23%	6.74%
Ratios to average net assets:A
Net investment income (loss)	(.05%)	(.01%)	(.06%)
Total expenses	1.21%	1.21%	1.23%
Expenses before offsets	1.21%	1.21%	1.23%
Net expenses	1.20%	1.21%	1.23%
Portfolio turnover	51%	35%	35%
Net assets, ending (in thousands)	$834,312	$1,000,992	$907,459

		Years Ended
		September 30,	September 30,
Class A Shares		2005	2004
Net asset value, beginning		$31.63	$29.43
Income from investment operations
Net investment income (loss)		.03	(.09)
Net realized and unrealized gain (loss)		3.72	2.29
Total from investment operations		3.75	2.20
Distributions from
Net realized gain		--	--
Total increase (decrease) in net asset value		3.75	2.20
Net asset value, ending		$35.38	$31.63

Total return*		11.86%	7.48%
Ratios to average net assets:A
Net investment income (loss)		.08%	(.32%)
Total expenses		1.25%	1.25%
Expenses before offsets		1.25%	1.25%
Net expenses		1.24%	1.24%
Portfolio turnover		31%	17%
Net assets, ending (in thousands)		$858,873	$695,472

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2008	2007	2006
Net asset value, beginning	$37.29	$34.15	$32.84
Income from investment operations
Net investment income (loss)	(.33)	(.33)	(.32)
Net realized and unrealized gain (loss)	(5.07)	5.06	2.22
Total from investment operations	(5.40)	4.73	1.90
Distributions from
Net realized gain	(2.43)	(1.59)	(.59)
Total distributions	(2.43)	(1.59)	(.59)
Total increase (decrease) in net asset value	(7.83)	3.14	1.31
Net asset value, ending	$29.46	$37.29	$34.15

Total return*	(15.56%)	14.28%	5.85%
Ratios to average net assets:A
Net investment income (loss)	(.89%)	(.84%)	(.90%)
Total expenses	2.05%	2.04%	2.06%
Expenses before offsets	2.05%	2.04%	2.06%
Net expenses	2.05%	2.04%	2.06%
Portfolio turnover	51%	35%	35%
Net assets, ending (in thousands)	$59,438	$87,476	$95,903

		Years Ended
		September 30,	September 30,
Class B Shares		2005	2004
Net asset value, beginning		$29.61	$27.78
Income from investment operations
Net investment income (loss)		(.24)	(.33)
Net realized and unrealized gain (loss)		3.47	2.16
Total from investment operations		3.23	1.83
Distributions from
Net realized gain		--	--
Total increase (decrease) in net asset value		3.23	1.83
Net asset value, ending		$32.84	$29.61

Total return*		10.91%	6.59%
Ratios to average net assets:A
Net investment income (loss)		(.77%)	(1.16%)
Total expenses		2.09%	2.09%
Expenses before offsets		2.09%	2.09%
Net expenses		2.09%	2.08%
Portfolio turnover		31%	17%
Net assets, ending (in thousands)		$105,189	$86,242

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2008	2007	2006
Net asset value, beginning	$34.73	$31.89	$30.68
Income from investment operations.
Net investment income (loss)	(.25)	(.25)	(.26)
Net realized and unrealized gain (loss)	(4.73)	4.68	2.06
Total from investment operations	(4.98)	4.43	1.80
Distributions from
Net realized gain	(2.43)	(1.59)	(.59)
Total distributions	(2.43)	(1.59)	(.59)
Total increase (decrease) in net asset value	(7.41)	2.84	1.21
Net asset value, ending	$27.32	$34.73	$31.89

Total return*	(15.49%)	14.35%	5.93%
Ratios to average net assets:A
Net investment income (loss)	(.81%)	(.76%)	(.82%)
Total expenses	1.97%	1.96%	1.99%
Expenses before offsets	1.97%	1.96%	1.99%
Net expenses	1.96%	1.96%	1.98%
Portfolio turnover	51%	35%	35%
Net assets, ending (in thousands)	$97,327	$119,917	$109,468

		Years Ended
		September 30,	September 30,
Class C Shares		2005	2004
Net asset value, beginning		$27.64	$25.92
Income from investment operations.
Net investment income (loss)		(.20)	(.27)
Net realized and unrealized gain (loss)		3.24	1.99
Total from investment operations		3.04	1.72
Distributions from
Net realized gain		--	--
Total increase (decrease) in net asset value		3.04	1.72
Net asset value, ending		$30.68	$27.64

Total return*		11.00%	6.64%
Ratios to average net assets:A
Net investment income (loss)		(.69%)	(1.09%)
Total expenses		2.01%	2.03%
Expenses before offsets		2.01%	2.03%
Net expenses		2.01%	2.03%
Portfolio turnover		31%	17%
Net assets, ending (in thousands)		$107,305	$86,514

See notes to financial highlights.

Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2008	2007	2006
Net asset value, beginning	$42.79	$38.44	$36.40
Income from investment operations
Net investment income	.20	.21	.17
Net realized and unrealized gain (loss)	(5.98)	5.73	2.46
Total from investment operations	(5.78)	5.94	2.63
Distributions from
Net realized gain	(2.43)	(1.59)	(.59)
Total distributions	(2.43)	(1.59)	(.59)
Total increase (decrease) in net asset value	(8.21)	4.35	2.04
Net asset value, ending	$34.58	$42.79	$38.44

Total return*	(14.39%)	15.88%	7.30%
Ratios to average net assets:A
Net investment income	.49%	.53%	.49%
Total expenses	.67%	.67%	.68%
Expenses before offsets	.67%	.67%	.68%
Net expenses	.67%	.66%	.67%
Portfolio turnover	51%	35%	35%
Net assets, ending (in thousands)	$118,423	$170,767	$163,685

		Years Ended
		September 30,	September 30,
Class I Shares		2005	2004
Net asset value, beginning		$32.36	$29.94
Income from investment operations
Net investment income		.19	.07
Net realized and unrealized gain (loss)		3.85	2.35
Total from investment operations		4.04	2.42
Distributions from
Net realized gain		--	--
Total increase (decrease) in net asset value		4.04	2.42
Net asset value, ending		$36.40	$32.36

Total return*		12.48%	8.08%
Ratios to average net assets:A
Net investment income		.63%	.25%
Total expenses		.68%	.68%
Expenses before offsets		.68%	.68%
Net expenses		.68%	.68%
Portfolio turnover		31%	17%
Net assets, ending (in thousands)		$133,696	$93,347

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2008 (z)	2007 (z)	2006 (z)
Net asset value, beginning	$20.49	$19.75	$18.76
Income from investment operations
Net investment income (loss)	.15	.13	.10
Net realized and unrealized gain (loss)	(4.52)	1.53	1.51
Total from investment operations	(4.37)	1.66	1.61
Distributions from
Net investment income	(.11)	(.09)	(.06)
Net realized gain	(1.08)	(.83)	(.56)
Total distributions	(1.19)	(.92)	(.62)
Total increase (decrease) in net asset value	(5.56)	.74	.99
Net asset value, ending	$14.93	$20.49	$19.75

Total return*	(22.57%)	8.58%	8.79%
Ratios to average net assets:A
Net investment income (loss)	.84%	.66%	.56%
Total expenses	1.36%	1.33%	1.36%
Expenses before offsets	1.26%	1.23%	1.26%
Net expenses	1.24%	1.20%	1.23%
Portfolio turnover	46%	56%	47%
Net assets, ending (in thousands)	$45,345	$65,209	$58,020

		Years Ended
		September 30,	September 30,
Class A Shares		2005	2004
Net asset value, beginning		$16.96	$15.17
Income from investment operations
Net investment income (loss)		.12	.03
Net realized and unrealized gain (loss)		1.75	1.76
Total from investment operations		1.87	1.79
Distributions from
Net investment income		(.07)	--
Total distributions		(.07)	--
Total increase (decrease) in net asset value		1.80	1.79
Net asset value, ending		$18.76	$16.96

Total return*		11.03%(r)	11.80%
Ratios to average net assets:A
Net investment income (loss)		.64%	.19%
Total expenses		1.38%	1.43%
Expenses before offsets		1.28%	1.43%
Net expenses		1.27%	1.41%
Portfolio turnover		38%	13%
Net assets, ending (in thousands)		$54,618	$55,253

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2008 (z)	2007 (z)	2006 (z)
Net asset value, beginning	$18.72	$18.20	$17.43
Income from investment operations
Net investment income (loss)	(.04)	(.06)	(.07)
Net realized and unrealized gain (loss)	(4.09)	1.41	1.40
Total from investment operations	(4.13)	1.35	1.33
Distributions from
Net realized gain	(1.08)	(.83)	(.56)
Total distributions	(1.08)	(.83)	(.56)
Total increase (decrease) in net asset value	(5.21)	.52	.77
Net asset value, ending	$13.51	$18.72	$18.20

Total return*	(23.36%)	7.55%	7.78%
Ratios to average net assets:A
Net investment income (loss)	(.23%)	(.30%)	(.38%)
Total expenses	2.41%	2.29%	2.30%
Expenses before offsets	2.31%	2.19%	2.20%
Net expenses	2.30%	2.16%	2.17%
Portfolio turnover	46%	56%	47%
Net assets, ending (in thousands)	$4,003	$7,257	$8,156

		Years Ended
		September 30,	September 30,
Class B Shares		2005	2004
Net asset value, beginning		$15.84	$14.30
Income from investment operations
Net investment income (loss)		(.05)	(.12)
Net realized and unrealized gain (loss)		1.64	1.66
Total from investment operations		1.59	1.54
Total increase (decrease) in net asset value		1.59	1.54
Net asset value, ending		$17.43	$15.84

Total return*		10.04%(r)	10.77%
Ratios to average net assets:A
Net investment income (loss)		(.31%)	(.75%)
Total expenses		2.32%	2.37%
Expenses before offsets		2.22%	2.37%
Net expenses		2.21%	2.36%
Portfolio turnover		38%	13%
Net assets, ending (in thousands)		$9,043	$8,391

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2008 (z)	2007 (z)	2006 (z)
Net asset value, beginning	$18.82	$18.27	$17.50
Income from investment operations
Net investment income (loss)	--	(.04)	(.06)
Net realized and unrealized gain (loss)	(4.13)	1.42	1.39
Total from investment operations	(4.13)	1.38	1.33
Distributions from
Net realized gain	(1.08)	(.83)	(.56)
Total distributions	(1.08)	(.83)	(.56)
Total increase (decrease) in net asset value	(5.21)	.55	.77
Net asset value, ending	$13.61	$18.82	$18.27

Total return*	(23.23%)	7.69%	7.75%
Ratios to average net assets:A
Net investment income (loss)	(.03%)	(.20%)	(.33%)
Total expenses	2.22%	2.19%	2.25%
Expenses before offsets	2.12%	2.09%	2.15%
Net expenses	2.10%	2.06%	2.12%
Portfolio turnover	46%	56%	47%
Net assets, ending (in thousands)	$6,631	$10,089	$7,846

		Years Ended
		September 30,	September 30,
Class C Shares		2005	2004
Net asset value, beginning		$15.90	$14.35
Income from investment operations
Net investment income (loss)		(.05)	(.10)
Net realized and unrealized gain (loss)		1.65	1.65
Total from investment operations		1.60	1.55
Total increase (decrease) in net asset value		1.60	1.55
Net asset value, ending		$17.50	$15.90

Total return*		10.06%(r)	10.80%
Ratios to average net assets:A
Net investment income (loss)		(.29%)	(.72%)
Total expenses		2.28%	2.34%
Expenses before offsets		2.18%	2.34%
Net expenses		2.17%	2.32%
Portfolio turnover		38%	13%
Net assets, ending (in thousands)		$7,344	$6,038

See notes to financial highlights.

Enhanced Equity Portfolio
Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2008 (z)	2007 (z)	2006(z)
Net asset value, beginning	$20.67	$19.83	$18.75
Income from investment operations
Net investment income	.24	.22	.19
Net realized and unrealized gain (loss)	(4.56)	1.55	1.50
Total from investment operations	(4.32)	1.77	1.69
Distributions from
Net investment income	(.14)	(.10)	(.05)
Net realized gain	(1.08)	(.83)	(.56)
Total distributions	(1.22)	(.93)	(.61)
Total increase (decrease) in net asset value	(5.54)	.84	1.08
Net asset value, ending	$15.13	$20.67	$19.83

Total return*	(22.13%)	9.09%	9.19%
Ratios to average net assets:A
Net investment income	1.36%	1.09%	.99%
Total expenses	.85%	.88%	1.20%
Expenses before offsets	.75%	.78%	.84%
Net expenses	.74%	.76%	.81%
Portfolio turnover	46%	56%	47%
Net assets, ending (in thousands)	$23,364	$24,663	$9,464

		Periods Ended
	September 30,	January 18,	September 30,
Class I Shares	2005(v)	2002(w)	2001
Net asset value, beginning	$17.42	$14.84	$20.04
Income from investment operations
Net investment income	.03	.02	.07
Net realized and unrealized gain (loss)	1.30	1.62	(5.13)
Total from investment operations	1.33	1.64	(5.06)
Distributions from
Net investment income	--	--	(.14)
Total increase (decrease) in net asset value	1.33	1.64	(5.20)
Net asset value, ending	$18.75	$16.48	$14.84

Total return*	7.63%	11.08%	(25.40%)
Ratios to average net assets:A
Net investment income	.65% (a)	.53% (a)	.38%
Total expenses	2.57% (a)	1,022.38% (a)	1.00%
Expenses before offsets	.82% (a)	.77% (a)	.82%
Net expenses	.81% (a)	.75% (a)	.75%
Portfolio turnover	15%	10%	39%
Net assets, ending (in thousands)	$1,246	$0	$1

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Amount was less than (0.01) per share.

(a) Annualized.

(r) Total return would have been 10.86%, 9.79% and 9.81% for Classes A, B and C, respectively without the payment by affiliate.

(v) Class I shares resumed operations upon shareholder investment on April 29, 2005.

(w) The last remaining shareholder in Class I redeemed on January 18, 2002.

(x) Class I shares resumed operations upon shareholder investment on December 27, 2004.

(y) The last remaining shareholder in Class I redeemed on June 30, 2003.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 59	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 60	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs. Mr. Baird assumed the office of Fund Chair in 2008.	29
JOHN G. GUFFEY, JR. AGE: 60	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 58	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	17	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist National Committee on Socially Responsible Investing.	17
RUSTUM ROY AGE: 84	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	17	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 49	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	17	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

D. WAYNE SILBY, Esq. AGE: 60	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Social Investment Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
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TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Calvert
Investments that make a difference®

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September 30, 2008

Annual Report

Calvert Asset Allocation Funds:

          Conservative Allocation Fund

          Moderate Allocation Fund

          Aggressive Allocation Fund

Calvert
Investments that make a difference®

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Table of Contents

President's Letter
1

Social Update
4

Portfolio Management Discussion
6

Shareholder Expense Example
12

Report of Independent Registered Public Accounting Firm
15

Statements of Net Assets
16

Statements of Operations
19

Statements of Changes in Net Assets
20

Notes to Financial Statements
24

Financial Highlights
30

Explanation of Financial Tables
38

Proxy Voting and Availability of Quarterly Portfolio Holdings
40

Trustee and Officer Information Table
42

Dear Shareholder:

As you well know from the headlines, we are confronting a period of virtually unprecedented economic turmoil and declines in the financial markets. This past year has seen highly volatile markets, with nearly all asset classes posting sharp losses. A time period that began with the first intimations of the credit crisis has closed with a rearrangement of the financial landscape, with many of the market's best-known companies forced to close, merge with competitors, or receive emergency funding from the government.

Our reporting period ended on September 30 with the Standard & Poor's 500 Index down 21.98% for the 12-month period. Diversification provided little solace during this period, as only fixed-income asset classes with no credit risk--such as U.S. Treasuries--emerged with positive returns. The Morgan Stanley Capital International (MSCI) World Index was down 25.62% and the benchmark Russell 2000 Index dropped by 14.48% during the reporting period. Moreover, losses continued after the period ended, with a series of unprecedented drops during the first week of October.

Sustainable and Responsible Investment

In a crisis that was caused by an array of factors, including an over-leveraged economy that led to bubbles in prices of housing and other assets, the short-term focus of many financial institutions, and lax regulatory oversight, we believe that owning companies with stronger corporate governance practices (such as transparency, disclosure, and board independence) allowed us to avoid some of the more spectacular losses. We feel that during periods of market turbulence it becomes more important than ever to pursue sustainable and responsible investing practices. In the last 12 months, we made progress on a number of sustainable and responsible investment initiatives.

One of the most recent developments at Calvert was the launch of Calvert Global Water Fund, the newest of the Calvert Solution Strategies. The fund, which is sub-advised by KBC Asset Management International, Ltd., of Dublin, Ireland, invests in utility, infrastructure, and technology companies active in managing water resources. The fund addresses an increasing need--and an opportunity for growth--in the world's fast-expanding demand for clean water. One report estimates that to provide enough water for all uses through 2030, the world will need to invest as much as $1 trillion a year on applying existing technologies for conserving water, maintaining and replacing water-related infrastructure, and constructing sanitation systems.

What About the Future?

Recent news from the world's financial markets has been encouraging. A plan to prop up ailing banks in the U.S. and Europe seems to have had some stabilizing effect on the markets, at least for the time being. Worldwide, economies are going through a wrenching process of "de-leveraging." That is, the amount of debt, or leverage, incurred by corporations as well as homeowners and consumers is being reduced as credit markets return to more rigorous underwriting standards. This process, along with the slowdown in economic growth that analysts anticipate as a result of increasing unemployment and reduced corporate spending, suggests that we are in for a difficult period--for how long we don't know. However, when we come through this financial retrenchment, and when the markets believe there is solid and transparent information regarding corporate earnings, we believe that we will again see strong positive growth prospects for our economy and markets. In addition, a regulatory system that is better equipped to identify and address problems before they reach the proportions we have seen over the past 18 months is another essential component for building market confidence.

Timing any market inflection points, small or large, is virtually impossible to do consistently. While we are concerned about the losses that investors are seeing on their statements, we do not think it is time to make drastic changes. Rather, we encourage you to view this period as an opportunity to revisit your long-term asset allocation, to rebalance to your target allocations, and to increase diversification among different types of assets.

New Calvert Equities Leadership

We are pleased to announce that Calvert has hired Natalie Trunow as senior vice president and head of equities. Natalie joined Calvert in late August and will manage all aspects of Calvert's equity funds, including subadvisor evaluation and monitoring as well as Calvert's new equities products that are managed in-house.

Long-Term Financial Goals

We believe that now is not the time to abandon time-tested investment strategies like diversification, investing at regular intervals, and maintaining a long-term focus. Investors who sell indiscriminately now will only lock in unprecedented losses and, perhaps, miss the rebound when stocks, bonds, and other assets recover.

However, this is a good time to meet with your financial advisor and review your long-term financial plan. A professional can help you evaluate your strategic asset allocation and make sure it is still working for you. He or she can assist you in rebalancing back to your target allocations if market events have caused your assets to drift away from an appropriate mix. A financial advisor can also help you identify and realize any capital losses in your portfolio, which can be helpful for reducing your overall tax exposure. And, perhaps most importantly, an experienced professional can give you confidence that you are pursuing the right long-term strategy, even during the most tumultuous markets.

While we have worked to minimize the impact on our shareholders of one of the most turbulent periods in the equities and fixed-income markets' history, we recognize that this period of declining asset values in virtually all corners of the financial markets has caused great stress. We encourage you to visit our website for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your business and look forward to serving you in the coming months and years.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
October 2008

For more information on any Calvert fund, please contact your financial advisor or call Calvert at 800.368.2748 for a free prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Distributors, Inc., member FINRA, a subsidiary of Calvert Group, Ltd.

Social Update
from the Calvert Social Research Department

The work of Calvert's Social Research Department and our unique investment programs continue to demonstrate Calvert's leadership in socially responsible investment practices. This Social Update highlights key initiatives and involvement for the 12-month reporting period ended September 30, 2008.

Homebuilders Report

In May, Calvert released a new report in conjunction with the Boston College Institute for Responsible Investment that ranks the 13 largest publicly traded U.S. home builders on key environmental and energy efficiency factors, and encourages the industry to embrace the emerging market for sustainable building design and construction. The report attracted significant press coverage, including reports in The Washington Post and Cox News Service. Since then, Calvert has met with the National Association of Home Builders and several of the ranked companies--and intends to do more of this in the year ahead.

Carbon Disclosure Project

As a follow-up to the last year's Carbon Disclosure Project (CDP) report with Ceres, Calvert filed a number of shareholder proposals with companies that had not disclosed their greenhouse gas emissions or their strategies to reduce emissions. As a result, five companies--Big Lots, Lowe's, Kirby, Ryder, and Harley Davidson--agreed to disclose this information.1 We also wrote to more than 100 companies that did not respond to the CDP survey.

Furthermore, Calvert teamed up with TIAA-CREF this year to coordinate a Standard & Poor's 500 Index working group as part of the Global Warming Shareholder Campaign.

Human Rights in Extractives Industry

Bennett Freeman, our Senior Vice President, Social Research and Policy, testified on behalf of Calvert to several legislative bodies in the past year on matters related to oil and gas and mining companies, most of which we do not currently own. In September, he spoke to a Senate Judiciary Subcommittee about the critical role governments play in leading the Voluntary Principles on Security and Human Rights Initiative when companies are operating in zones of conflict. He also delivered a statement to the International Accounting Standards Board and testified before the House Financial Services Committee on the issue of revenue transparency in the extractives industry.

Special Equities

A modest but important portion of several Funds is invested in companies that provide for-profit socially or environmentally relevant products or services. One of our Funds in the Special Equities program made an early-stage investment recently in NeoDiagnostix, Inc., a Maryland company developing genetic technologies to more accurately test for cervical cancer. If successful, it could not only save lives, but also greatly reduce the amount of repeat testing and invasive procedures currently required to determine if cancer is present. ShoreBank Corporation, the first community development and environmental bank holding company, is a new addition to the program. Aside from community development and environmental banking, ShoreBank also has subsidiaries that work on international microfinance and small business lending.2

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate between 1% to 3% of Fund assets at below-market interest rates to investments to provide economic opportunity for struggling populations.3

The Calvert Foundation has recently begun an exciting partnership with Habitat for Humanity International to increase the amount of affordable housing in the U.S. and around the world. Through the Habitat Investment Program, people can now invest--not just donate or volunteer--to help Habitat make homeownership possible for even more families in need.

During the reporting period, the Foundation also expanded its international portfolio to include a loan to the BRAC Africa Loan Fund. BRAC aims to alleviate poverty and empower the poor through a holistic approach that uses microfinance to create local entrepreneurial communities. BRAC then offers education, health, and vocational training through these communities to further amplify its impact.

As always, we appreciate your investment in Calvert mutual funds and will continue to manage your investments with an eye on both financial performance and corporate integrity.

1. As of September 30, 2008, the following companies represented the following percentages of net assets: Big Lots represented 0.03% of Calvert Social Index Fund and 0.47% of Calvert World Values International Equity Fund; Lowe's represented 0.53% of Calvert Social Index Fund; Kirby represented 0.03% of Calvert Social Index Fund; Ryder represented 0.06% of Calvert Social Index Fund; and Harley Davidson represented 0.14% of Calvert Social Index Fund.

2. As of September 30, 2008, NeoDiagnostix, Inc. represented 0.03% of CSIF Equity Portfolio, and ShoreBank Corporation represented 0.09% of CSIF Equity Portfolio.

3. As of September 30, 2008, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund, 1.32%; Calvert World Values International Equity Fund, 0.87%; Calvert Large Cap Growth Fund, 0.25%; and Calvert New Vision Small Cap Fund, 1.08%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization.

All holdings are subject to change without notice.

Portfolio Management Discussion

John Nichols,
Vice President, Equities,
of Calvert Asset Management Company

Performance

For the 12 months ended September 30, 2008, all three of Calvert's Asset Allocation Funds--Conservative, Moderate, and Aggressive--outperformed their respective benchmarks of composite indexes. Calvert Conservative Allocation Fund, Class A shares (at NAV) returned -6.90% versus -9.74% for its composite benchmark. Calvert Moderate Allocation Fund Class A shares (at NAV) returned -15.82% versus -16.89% for its composite benchmark, and Calvert Aggressive Allocation Fund Class A shares (at NAV) returned -21.59% versus -22.18% for its composite benchmark. The strong performance of Calvert Social Investment Fund Bond Portfolio, which constitutes each Fund's fixed-income allocation, drove the strong relative performance.

Investment Climate

The fourth quarter of 2007 began on a high note, as several broad market benchmarks reached all-time highs. However, those highs were accompanied by increasing volatility in equity and bond markets as financial institutions began to realize the consequences of declining home prices and rising mortgage defaults. Soaring energy and food prices began to take a toll on consumers, and consumer and investor sentiment soured as it became apparent that the U.S. economy's long period of sustained growth was near an end.

The 12-month period was one of the most difficult in the history of the U.S. credit markets. The turmoil that began in August 2007 expanded to the top of the credit-quality ladder--freezing the markets for high-quality municipal bonds as well as government-guaranteed securities. The collapse of investment bank Bear Stearns surprised the markets in March. Conditions deteriorated again in mid-summer, but the markets recovered briefly until early September. A dizzying and unprecedented chain of financial institution buyouts, bankruptcies, and takeovers unfolded during a month that ended with the rejection of a $700 billion rescue package by the House of Representatives. (A similar relief package was signed into law later that week.)

At this point, the U.S. appears to have avoided a recession and the economy has continued to eke out growth, largely due to the competitive advantage the declining value of the U.S. dollar has given domestic companies with a global presence. And after peaking above $140 per barrel in mid summer, oil prices fell to below $100 a barrel--although they were still about 25% higher at the end than at the beginning of the reporting period.

In the end, soaring demand for Treasury securities weighed heavily on yields as the benchmark 10-year Treasury note's yield fell 0.75 percentage points during the period to 3.85%. In fact, yields of short-term securities such as the three-month Treasury bill--which fell 2.90 percentage points to 0.92%--sank to the lowest levels since World War II.

Portfolio Strategy

While performance varied across the equity investment styles and underlying Funds, overall, the Calvert U.S. equity funds featured in the Allocation Funds modestly outperformed the Russell 3000® Index during the period. Calvert Capital Accumulation Fund, Calvert Social Investment Fund Equity Portfolio, and Calvert Small Cap Value Fund were the top contributors, while Calvert Large Cap Growth Fund lagged. Although Calvert World Values International Equity Fund underperformed its benchmark for the period, the good relative performance of Calvert International Opportunities Fund and Calvert Global Alternative Energy Fund partially offset that underperformance in the Calvert Moderate Allocation Fund and Calvert Aggressive Allocation Fund.

CSIF Bond Portfolio, which is the fixed-income allocation for each of the three Funds, posted another year of highly competitive performance in a very challenging market for bond investors, outperforming the Lehman U.S. Credit Index.

Market Outlook

Cheap, easy credit in recent years has led to some of the excesses at the core of the current financial crisis. However, the availability of credit has declined substantially in the past year. Both companies and individuals are taking measures to decrease their debt, which is having an unusually strong negative impact on the economy. For the balance of the year, we expect economic growth to be sub-par or recessionary and we expect the Fed's target interest rate to remain at the current 1.5% target or possibly move lower. The government's plan to establish an investment pool to take bad assets off the books of troubled financial firms may help. But it may not be a panacea to the broader fundamental economic problems we are facing, such as higher unemployment rates, decreasing housing values, tight credit, and falling corporate profits.

We expect the credit markets to slowly recover over the next year but do not expect a return to the heady times of a few years ago. While there are similarities to the credit crunch of the early 1990s, the problem is larger and more global in nature this time. Since financial institutions must rebuild capital they are not inclined to increase lending. Therefore, we think the credit crunch may last through next year.

We are hopeful that the pending rescue package can help restore confidence in the markets, making banks more comfortable lending to each other and to consumers.

We also hope that--just as the lack of confidence sent negative ripples through financial markets--momentum associated with even a modest improvement in confidence will help stabilize the financial markets.

October 2008

As of September 30, 2008, Bear Stearns represented the following percentages of net assets: .29% of Calvert Conservative Allocation Fund, .16% of Calvert Moderate Allocation Fund, and .05% of Calvert Aggressive Allocation Fund. All portfolio holdings are subject to change without notice.

Conservative Allocation Fund
September 30, 2008
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	20%
International and Global Equity Mutual Funds	6%
Fixed Income Mutual Funds	74%
Total	100%

Investment Performance	6 Months	12 Months
	Ended	Ended
(TOTAL RETURN AT NAV*)	9/30/08	9/30/08
Class A	(5.30%)	(6.90%)
Class C	(6.01%)	(8.28%)
Conservative Allocation Composite
Benchmark**	(8.30%)	(9.74%)
Lipper Mixed-Asset Target Allocation
Conservative Funds Average	(6.77%)	(9.50%)

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Calvert Conservative Allocation Composite Benchmark: 60% Lehman U.S. Credit Index, 22% Russell 3000® Index, 8% MSCI EAFE IMI, 10% 3-month U.S. Treasury Bills.

Moderate Allocation Fund
September 30, 2008
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	45%
International and Global
Equity Mutual Funds	15%
Fixed Income Mutual Funds	40%
Total	100%

Investment
Performance	6 Months	12 Months
	Ended	Ended
(TOTAL RETURN AT NAV*)	9/30/08	9/30/08
Class A	(9.39%)	(15.82%)
Class C	(9.70%)	(16.43%)
Class I**	(9.15%)	(15.53%)
Moderate Allocation Composite
Benchmark***	(11.00%)	(16.89%)
Lipper Mixed-Asset Target Allocation
Growth Funds	(10.49%)	(17.90%)

Aggressive Allocation Fund
September 30, 2008
Asset Allocation	% of total investments
Domestic Equity Mutual Funds	65%
International and Global
Equity Mutual Funds	23%
Fixed Income Mutual Funds	12%
Total	100%

Investment
Performance	6 Months	12 Months
	Ended	Ended
(TOTAL RETURN AT NAV*)	9/30/08	9/30/08
Class A	(12.16%)	(21.59%)
Class C	(12.76%)	(22.62%)
Class I**	(12.10%)	(21.53%)
Aggressive Allocation Composite
Benchmark***	(13.16%)	(22.18%)
Lipper Multi-Cap Core Funds
Average	(11.83%)	(22.79%)

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** The Calvert Moderate and Aggressive Allocation Funds first offered Class I shares beginning on January 31, 2008. Performance results for Class I prior to January 31, 2008 reflect the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been higher due to class specific expenses.

*** Calvert Moderate Allocation Composite Benchmark: 30% Lehman U.S. Credit Index, 47% Russell 3000® Index, 18% MSCI EAFE IMI, 5% 3-month U.S. Treasury Bills. Calvert Aggressive Allocation Composite Benchmark: 10% Lehman U.S. Credit Index, 64% Russell 3000® Index, 26% MSCI EAFE IMI.

Conservative Allocation
Fund Statistics

September 30, 2008

Average Annual Total Returns
(with max. load)
Class A Shares
One year	(11.32%)
Since Inception	1.31%
(4/29/05)
Class C Shares
One year	(9.20%)
Since inception	1.43%
(4/29/05)

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A and C shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Moderate Allocation
Fund Statistics

September 30, 2008

Average Annual Total Returns
(with max. load as applicable)
Class A Shares
One year	(19.81%)
Since Inception	0.38%
(4/29/05)
Class C Shares
One year	(17.27%)
Since inception	0.95%
(4/29/05)
Class I Shares*
One year	(15.53%)
Since inception	1.92%
(4/29/05)

*See note regarding I shares on page 7.

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A, C, and I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Aggressive Allocation
Fund Statistics

September 30, 2008

Average Annual Total Returns
(with max. load as applicable)
Class A Shares
One year	(25.32%)
Since Inception	(1.11%)
(6/30/05)
Class C Shares
One year	(23.39%)
Since inception	(0.85%)
(6/30/05)
Class I Shares*
One year	(21.53%)
Since inception	0.40%
(6/30/05)

*See note regarding I Shares on page 7.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A, C, and I shares is plotted in the line graph. The value of an investment in another class of shares would be different. The graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2008 to September 30, 2008).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying Calvert funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Calvert funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Conservative	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$947.00	$2.14
Hypothetical	$1,000.00	$1,022.80	$2.23
(5% return per year before expenses)
Class C
Actual	$1,000.00	$939.90	$8.74
Hypothetical	$1,000.00	$1,015.99	$9.08
(5% return per year before expenses)

*Expenses for Conservative are equal to the annualized expense ratios of 0.44% and 1.80% for Class A and Class C respectively, multiplied by the average account value over the period, multiplied by 183/366. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Moderate	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$906.10	$3.38
Hypothetical	$1,000.00	$1,021.45	$3.59
(5% return per year before expenses)
Class C
Actual	$1,000.00	$903.00	$7.03
Hypothetical	$1,000.00	$1,017.61	$7.46
(5% return per year before expenses)

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Moderate	4/1/08	9/30/08	4/1/08 - 9/30/08
Class I
Actual	$1,000.00	$908.50	$1.10
Hypothetical	$1,000.00	$1,023.85	$1.16
(5% return per year before expenses)

*Expenses for Moderate are equal to the annualized expense ratios of 0.71%, 1.48% and 0.23% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
Aggressive	4/1/08	9/30/08	4/1/08 - 9/30/08
Class A
Actual	$1,000.00	$878.40	$2.02
Hypothetical	$1,000.00	$1,022.85	$2.17
(5% return per
year before expenses)
Class C
Actual	$1,000.00	$872.40	$8.08
Hypothetical	$1,000.00	$1,016.37	$8.70
(5% return per year before expenses)

Class I
Actual	$1,000.00	$879.00	$1.08
Hypothetical	$1,000.00	$1,023.85	$1.16
(5% return per year before expenses)

*Expenses for Aggressive are equal to the annualized expense ratios of 0.43%, 1.73% and 0.23% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 183/366. The fees and expenses of the underlying Calvert funds in which the Fund invests are not included in the annualized expense ratios.

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Calvert Social Investment Fund and Shareholders of the Calvert Allocation Portfolios:

We have audited the accompanying statements of net assets of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (collectively the Funds), each a series of the Calvert Social Investment Fund, as of September 30, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from inception through September 30, 2005 (inception for the Calvert Conservative Allocation Fund and Calvert Moderate Allocation Fund was April 29, 2005, inception for the Calvert Aggressive Allocation Fund was June 30, 2005). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2008, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund as of September 30, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period from inception through September 30, 2005, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 21, 2008

Conservative Allocation Fund
Statement of Net Assets
September 30, 2008

Mutual Funds - 100.3%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Large Cap Growth Fund, Class I	21,149	$569,111
Calvert Mid Cap Value Fund, Class I	25,813	403,450
Calvert Small Cap Value Fund, Class I	12,764	203,718
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	76,029	809,713
Calvert Social Investment Fund:
Bond Portfolio, Class I	1,068,336	16,217,348
Enhanced Equity Portfolio, Class I	104,185	1,576,318
Equity Portfolio, Class I*	18,502	639,795
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	8,418	202,533
International Equity Fund, Class I	85,727	1,402,492

Total Mutual Funds (Cost $24,108,110)		22,024,478

TOTAL INVESTMENTS (Cost $24,108,110) - 100.3%		22,024,478
Other assets and liabilities, net - (0.3%)		(65,460)
Net Assets - 100%		$21,959,018

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,209,095 shares outstanding		$19,080,124
Class C: 304,988 shares outstanding		4,759,197
Undistributed net investment income		2,414
Accumulated net realized gain (loss) on investments		200,915
Net unrealized appreciation (depreciation) on investments		(2,083,632)
Net Assets		$21,959,018

Net Asset Value Per Share
Class A (based on net assets of $17,550,972)		$14.52
Class C (based on net assets of $4,408,046)		$14.45

*Non-income producing security.

See notes to financial statements.

Moderate Allocation Fund
Statement of Net Assets
September 30, 2008
Mutual Funds - 100.4%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I *	123,018	$1,525,425
Calvert Large Cap Growth Fund, Class I	280,893	7,558,822
Calvert Mid Cap Value Fund, Class I	166,761	2,606,479
Calvert Small Cap Value Fund, Class I	169,065	2,698,284
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	327,753	3,490,566
Calvert Social Investment Fund:
Bond Portfolio, Class I	2,443,141	37,086,880
Enhanced Equity Portfolio, Class I	834,529	12,626,426
Equity Portfolio, Class I *	272,103	9,409,321
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	42,193	1,015,169
Calvert International Opportunities Fund, Class I *	664,039	10,863,671
International Equity Fund, Class I	135,286	1,566,613
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I *	185,125	2,717,630

Total Mutual Funds (Cost $108,459,728)		93,165,286

TOTAL INVESTMENTS (Cost $108,459,728) - 100.4%		93,165,286
Other assets and liabilities, net - (0.4%)		(399,061)
Net Assets - 100%		$92,766,225

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,054,539 shares outstanding		$85,716,168
Class C: 1,143,795 shares outstanding		19,129,507
Class I: 64,491 shares outstanding		1,002,244
Undistributed net investment income		6,496
Accumulated net realized gain (loss) on investments		2,206,252
Net unrealized appreciation (depreciation) on investments		(15,294,442)
Net Assets		$92,766,225

Net Asset Value Per Share
Class A (based on net assets of $74,971,841)		$14.83
Class C (based on net assets of $16,834,604)		$14.72
Class I (based on net assets of $959,780)		$14.88

*Non-income producing security.

See notes to financial statements.

Aggressive Allocation Fund
Statement of Net Assets
September 30, 2008
Mutual Funds - 100.0%	Shares	Value
Calvert Impact Fund, Inc.:
Calvert Global Alternative Energy Fund, Class I *	105,113	$1,303,396
Calvert Large Cap Growth Fund, Class I	197,564	5,316,454
Calvert Mid Cap Value Fund, Class I	128,311	2,005,495
Calvert Small Cap Value Fund, Class I	198,643	3,170,338
Calvert Social Index Series, Inc.:
Calvert Social Index Fund, Class I	183,691	1,956,313
Calvert Social Investment Fund:
Bond Portfolio, Class I	397,559	6,034,945
Enhanced Equity Portfolio, Class I	598,975	9,062,492
Equity Portfolio, Class I *	211,264	7,305,506
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	32,192	774,548
Calvert International Opportunities Fund, Class I *	120,922	1,400,274
International Equity Fund, Class I	542,752	8,879,418
The Calvert Fund:
Calvert New Vision Small Cap Fund, Class I *	213,581	3,135,367

Total Mutual Funds (Cost $62,104,486)		50,344,546

TOTAL INVESTMENTS (Cost $62,104,486) - 100.0%		50,344,546
Other assets and liabilities, net - (0.0%)		(1,992)
Net Assets - 100%		$50,342,554

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,020,215 shares outstanding		$52,493,985
Class C: 478,599 shares outstanding		8,064,581
Class I: 59.77 shares outstanding		1,000
Accumulated net realized gain (loss) on investments		1,542,928
Net unrealized appreciation (depreciation) on investments		(11,759,940)
Net Assets		$50,342,554

Net Asset Value Per Share
Class A (based on net assets of $43,632,401)		$14.45
Class C (based on net assets of $6,709,289)		$14.02
Class I (based on net assets of $864)		$14.46

* Non-income producing security.

See notes to financial statements.

Statements of Operations
Year Ended September 30, 2008
	Conservative	Moderate	Aggressive
	Allocation	Allocation	Allocation
Net Investment Income	Fund	Fund	Fund
Investment Income:
Dividend income	$863,067	$2,701,016	$912,508
Total investment income	863,067	2,701,016	912,508

Expenses:
Transfer agency fees and expenses	49,702	174,573	155,571
Administrative fees	29,627	143,026	80,440
Distribution Plan expenses:
Class A	38,904	193,493	115,736
Class C	41,900	178,929	73,317
Trustees' fees and expenses	2,496	12,032	6,838
Registration fees	22,626	31,477	31,181
Reports to shareholders	4,227	26,073	21,302
Professional fees	18,865	22,861	20,711
Accounting fees	33,764	38,164	34,746
Contract services	392	1,593	1,215
Miscellaneous	1,091	2,785	2,361
Total expenses	243,594	825,006	543,418
Reimbursement from Advisor:
Class A	(97,435)	--	(205,506)
Class I	--	(12,426)	(12,563)
Net expenses	146,159	812,580	325,349

Net Investment Income	716,908	1,888,436	587,159

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	273,153	2,379,722	1,743,940
Change in unrealized appreciation or (depreciation)	(2,597,286)	(20,871,16)	(15,381,173)

Net Realized and Unrealized
Gain (Loss) on Investments	(2,324,133)	(18,491,443)	(13,637,233)

Increase (Decrease) in Net Assets
Resulting From Operations	($1,607,225)	($16,603,007)	($13,050,074)

See notes to financial statements.

Conservative Allocation Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$716,908	$378,767
Net realized gain (loss) on investments	273,153	176,222
Change in unrealized appreciation (depreciation)	(2,597,286)	353,099

Increase (Decrease) in Net Assets
Resulting From Operations	(1,607,225)	908,088

Distributions to shareholders from:
Net investment income:
Class A Shares	(609,799)	(316,694)
Class C Shares	(105,854)	(61,102)
Net realized gain:
Class A Shares	(183,846)	(43,407)
Class C Shares	(52,413)	(15,975)
Total distributions	(951,912)	(437,178)

Capital share transactions:
Shares sold:
Class A Shares	9,674,613	6,629,989
Class C Shares	2,235,025	1,716,209
Reinvestment of distributions:
Class A Shares	732,499	338,602
Class C Shares	131,603	66,716
Redemption fees:
Class A Shares	599	20
Class C Shares	69	--
Shares redeemed:
Class A Shares	(3,097,182)	(1,310,235)
Class C Shares	(1,460,086)	(182,619)
Total capital share transactions	8,217,140	7,258,682

Total Increase (Decrease) in Net Assets	5,658,003	7,729,592

Net Assets
Beginning of year	16,301,015	8,571,423
End of year (including undistributed net investment
income of $2,414 and $1,159, respectively)	$21,959,018	$16,301,015

Capital Share Activity
Shares sold:
Class A Shares	613,613	409,242
Class C Shares	142,512	106,530
Reinvestment of distributions:
Class A Shares	46,632	20,917
Class C Shares	8,330	4,138
Shares redeemed:
Class A Shares	(196,613)	(80,634)
Class C Shares	(91,875)	(11,361)
Total capital share activity	522,599	448,832

See notes to financial statements.

Moderate Allocation Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$1,888,436	$1,026,981
Net realized gain (loss) on investments	2,379,722	1,395,164
Change in unrealized appreciation (depreciation)	(20,871,165)	4,096,172

Increase (Decrease) in Net Assets
Resulting From Operations	(16,603,007)	6,518,317

Distributions to shareholders from:
Net investment income:
Class A Shares	(1,641,413)	(896,261)
Class C Shares	(246,341)	(127,302)
Class I Shares	(1,244)	--
Net realized gain:
Class A Shares	(1,254,355)	(220,369)
Class C Shares	(298,228)	(56,203)
Total distributions	(3,441,581)	(1,300,135)

Capital share transactions:
Shares sold:
Class A Shares	27,897,561	37,705,666
Class C Shares	6,743,705	8,907,416
Class I Shares	1,001,000	--
Reinvestment of distributions:
Class A Shares	2,747,821	1,055,547
Class C Shares	419,670	147,432
Class I Shares	1,244	--
Redemption fees:
Class A Shares	341	977
Class C Shares	456	521
Shares redeemed:
Class A Shares	(11,125,519)	(4,469,573)
Class C Shares	(4,185,538)	(1,043,968)
Total capital share transactions	23,500,741	42,304,018

Total Increase (Decrease) in Net Assets	3,456,153	47,522,200

Net Assets
Beginning of year	89,310,072	41,787,872
End of year (including undistributed net investment
income of $6,496 and $7,058, respectively)	$92,766,225	$89,310,072

See notes to financial statements.

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2008	2007
Shares sold:
Class A Shares	1,649,775	2,132,459
Class C Shares	401,490	508,024
Class I Shares	64,410	--
Reinvestment of distributions:
Class A Shares	157,466	59,856
Class C Shares	23,845	8,490
Class I Shares	81	--
Shares redeemed:
Class A Shares	(672,281)	(252,013)
Class C Shares	(248,694)	(59,172)
Total capital share activity	1,376,092	2,397,644

Aggressive Allocation Fund
Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2008	2007
Operations:
Net investment income	$587,159	$260,542
Net realized gain (loss) on investments	1,743,940	904,614
Change in unrealized appreciation (depreciation)	(15,381,173)	2,889,844

Increase (Decrease) in Net Assets
Resulting From Operations	(13,050,074)	4,055,000

Distributions to shareholders from:
Net investment income:
Class A Shares	(536,473)	(259,195)
Class C Shares	(63,184)	(30,182)
Net realized gain:
Class A Shares	(870,922)	(89,196)
Class C Shares	(143,781)	(18,110)
Total distributions	(1,614,360)	(396,683)

Capital share transactions:
Shares sold:
Class A Shares	17,056,145	27,835,488
Class C Shares	2,995,112	4,270,027
Class I Shares	1,000	--
Reinvestment of distributions:
Class A Shares	1,350,953	335,303
Class C Shares	165,957	41,910
Redemption fees:
Class A Shares	3,616	407
Class C Shares	--	58
Shares redeemed:
Class A Shares	(6,150,630)	(2,475,754)
Class C Shares	(2,024,141)	(466,596)
Total capital share transactions	13,398,012	29,540,843

Total Increase (Decrease) in Net Assets	(1,266,422)	33,199,160

Net Assets
Beginning of year	51,608,976	18,409,816
End of year	$50,342,554	$51,608,976

Capital Share Activity
Shares sold:
Class A Shares	991,901	1,535,445
Class C Shares	178,479	238,280
Class I Shares	60	--
Reinvestment of distributions:
Class A Share	73,393	18,828
Class C Shares	9,189	2,381
Shares redeemed:
Class A Shares	(361,195)	(135,174)
Class C Shares	(117,269)	(25,974)
Total capital share activity	774,558	1,633,786

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Conservative Allocation Fund, Calvert Moderate Allocation Fund, and Calvert Aggressive Allocation Fund (the "Funds"), each a series of the Calvert Social Investment Fund, are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the "Underlying Funds"). Each Fund offers Class A and Class C shares. Effective January 31, 2008, Moderate and Aggressive began to offer Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Funds will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). Investments in the Underlying Funds are valued at their net asset value each business day. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

Security Transactions and Net Investment Income: Security transactions, normally shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on each Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

New Accounting Pronouncements: In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" -- an interpretation of FASB Statement 109 (FIN 48), effective on the last business day of the semi-annual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended September 30, 2005 -- 2008) for purposes of implementing FIN 48, and has concluded that as of September 30, 2008, no provision for income tax is required in the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, will receive advisory fees from managing the Underlying Funds. At year end, $2,606 and $20,466 was payable to the Advisor from Conservative and Moderate, respectively, for operating expenses paid by the Advisor during September 2008. In addition, $70 was receivable from the Advisor for reimbursement of operating expenses paid by Aggressive during September 2008.

The Advisor has contractually agreed to limit direct ordinary operating expenses through January 31, 2009. The contractual expense cap is 0.44%, 0.80%, and 0.43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense cap is 2.00% for Class C shares of each Fund. The contractual expense cap is .23% for Class I Shares of both Moderate and Aggressive. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, provides administrative services to the Funds for an annual fee. Class A, Class C and Class I of each Fund pay an annual rate of .15%, based on their average daily net assets. Under the terms of the agreement, $2,769, $11,863, and $6,504 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by Class A and Class C shares, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of Class A and Class C, respectively, for each Fund. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of the Funds' average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $7,487, $30,418, and $15,204 was payable at year end for Conservative, Moderate, and Aggressive, respectively.

The Distributor received $30,182, $128,236, and $86,236 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the year ended September 30, 2008.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received fees of $6,182, $39,457 and $34,678 for the year ended September 30, 2008 for Conservative, Moderate, and Aggressive, respectively. Under the terms of the agreement, $604, $3,648 and $3,105 was payable at year end for Conservative, Moderate and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Effective January 1, 2008, each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Prior to January 1, 2008, each Trustee of the Funds who was not an employee of the Advisor or its affiliates received an annual retainer of $34,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $10,000 annually were paid to the Chairperson of special committees of the Board and the lead disinterested Trustee. Trustee's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of the Underlying Funds were:

	Conservative	Moderate	Aggressive
Purchases	$10,868,132	$29,263,434	$16,384,641
Sales	2,529,173	4,706,750	2,392,165

The following tables present the cost of investments for federal income tax purposes and the components of net unrealized appreciation (depreciation) at September 30, 2008:

	Conservative	Moderate	Aggressive
Federal income tax cost of investments	$24,202,398	$108,650,546	$62,177,305
Unrealized appreciation	--	--	--
Unrealized depreciation	(2,177,920)	(15,485,260)	(11,832,759)
Net appreciation/(depreciation)	(2,177,920)	(15,485,260)	(11,832,759)

The tax character of dividends and distributions paid during the years ended September 30, 2008 and September 30, 2007 were as follows:

Conservative
Distributions paid from:	2008	2007
Ordinary income	$717,456	$384,557
Long-term capital gain	234,456	52,621
Total	$951,912	$437,178

Moderate
Distributions paid from:	2008	2007
Ordinary income	$1,888,998	$1,099,220
Long-term capital gain	1,552,583	200,915
Total	$3,441,581	$1,300,135

Aggressive
Distributions paid from:	2008	2007
Ordinary income	$605,377	$336,967
Long-term capital gain	1,008,983	59,716
Total	$1,614,360	$396,683

As of September 30, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Conservative	Moderate	Aggressive
Undistributed ordinary income	$2,414	$12,527	$--
Undistributed long-term capital gain	295,203	2,391,039	1,615,747
Unrealized appreciation (depreciation)	(2,177,920)	(15,485,260)	(11,832,759)
Total	($1,880,303)	($13,081,694)	($10,217,012)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the statements of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales for all Funds.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent difference causing such reclassification is due to the recharacterization of distributions for Aggressive.

Aggressive
Undistributed net investment income	$12,498
Accumulated net realized gain (loss)	(12,498)

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds (except for the Calvert Social Investment Fund's Enhanced Equity Portfolio) and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit during the year ended September 30, 2008.

Tax Information (Unaudited)

Conservative, Moderate and Aggressive designate $234,456, $1,552,583, and $1,008,983, respectively, as capital gain dividends for the fiscal year ended September 30, 2008.

For ordinary dividends distributed during the fiscal year, Conservative designates 3.1% as qualifying for the corporate dividend-received deduction and 8.0% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

For ordinary dividends distributed during the fiscal year, Moderate designates 9.9% as qualifying for the corporate dividend-received deduction and 27.8% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

For ordinary dividends distributed during the fiscal year, Aggressive designates 23.3% as qualifying for the corporate dividend-received deduction and 68.8% as qualified dividend income subject to the maximum rate under Internal Revenue Code Section 1(h)(11).

Additional information will be provided to shareholders in January 2009 for use in preparing 2008 income tax returns.

Conservative Allocation Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$16.45	$15.81
Income from investment operations
Net investment income	.62	.55
Net realized and unrealized gain (loss)	(1.70)	.74
Total from investment operations	(1.08)	1.29
Distributions from
Net investment income	(.62)	(.55)
Net realized gain	(.23)	(.10)
Total distributions	(.85)	(.65)
Total increase (decrease) in net asset value	(1.93)	.64
Net asset value, ending	$14.52	$16.45

Total return*	(6.90%)	8.27%
Ratios to average net assets: A,B
Net investment income	3.92%	3.55%
Total expenses	1.07%	1.35%
Expenses before offsets	.44%	.44%
Net expenses	.44%	.44%
Portfolio turnover	13%	11%
Net assets, ending (in thousands)	$17,551	$12,265

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005 #
Net asset value, beginning	$15.42	$15.00
Income from investment operations
Net investment income	.42	.08
Net realized and unrealized gain (loss)	.40	.42
Total from investment operations	.82	.50
Distributions from
Net investment income	(.42)	(.08)
Net realized gain	(.01)	--
Total distributions	(.43)	(.08)
Total increase (decrease) in net asset value	.39	.42
Net asset value, ending	$15.81	$15.42

Total return*	5.40%	3.34%
Ratios to average net assets: A,B
Net investment income	2.91%	1.69% (a)
Total expenses	2.62%	9.04% (a)
Expenses before offsets	.87%	1.00% (a)
Net expenses	.87%	1.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$6,258	$1,968

See notes to financial highlights.

Conservative Allocation Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class C Shares	2008	2007
Net asset value, beginning	$16.40	$15.77
Income from investment operations
Net investment income	.41	.31
Net realized and unrealized gain (loss)	(1.72)	.73
Total from investment operations	(1.31)	1.04
Distributions from
Net investment income	(.41)	(.31)
Net realized gain	(.23)	(.10)
Total distributions	(.64)	(.41)
Total increase (decrease) in net asset value	(1.95)	.63
Net asset value, ending	$14.45	$16.40

Total return*	(8.28%)	6.67%
Ratios to average net assets: A,B
Net investment income	2.54%	1.99%
Total expenses	1.85%	2.09%
Expenses before offsets	1.85%	2.00%
Net expenses	1.85%	2.00%
Portfolio turnover	13%	11%
Net assets, ending (in thousands)	$4,408	$4,036

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.40	$15.00
Income from investment operations
Net investment income	.28	.03
Net realized and unrealized gain (loss)	.38	.40
Total from investment operations	.66	.43
Distributions from
Net investment income	(.28)	(.03)
Net realized gain	(.01)	--
Total distributions	(.29)	(.03)
Total increase (decrease) in net asset value	.37	.40
Net asset value, ending	$15.77	$15.40

Total return*	4.28%	2.90%
Ratios to average net assets: A,B
Net investment income	1.87%	.61% (a)
Total expenses	3.42%	9.34% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	4%
Net assets, ending (in thousands)	$2,314	$998

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$18.30	$16.81
Income from investment operations
Net investment income	.37	.32
Net realized and unrealized gain (loss)	(3.17)	1.59
Total from investment operations	(2.80)	1.91
Distributions from
Net investment income	(.37)	(.32)
Net realized gain	(.30)	(.10)
Total distributions	(.67)	(.42)
Total increase (decrease) in net asset value	(3.47)	1.49
Net asset value, ending	$14.83	$18.30

Total return*	(15.82%)	11.46%
Ratios to average net assets: A,B
Net investment income	2.12%	1.71%
Total expenses	.71%	.75%
Expenses before offsets	.71%	.75%
Net expenses	.71%	.75%
Portfolio turnover	5%	3%
Net assets, ending (in thousands)	$74,972	$71,746

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005#
Net asset value, beginning	$15.88	$15.00
Income from investment operations
Net investment income	.18	.02
Net realized and unrealized gain (loss)	.92	.87
Total from investment operations	1.10	.89
Distributions from
Net investment income	(.17)	(.01)
Net realized gain	**	--
Total distributions	(.17)	(.01)
Total increase (decrease) in net asset value	.93	.88
Net asset value, ending	$16.81	$15.88

Total return*	7.00%	5.95%
Ratios to average net assets: A,B
Net investment income	1.08%	.43% (a)
Total expenses	1.12%	3.99% (a)
Expenses before offsets	.95%	1.00% (a)
Net expenses	.95%	1.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$33,279	$7,628

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class C Shares	2008	2007
Net asset value, beginning	$18.16	$16.69
Income from investment operations
Net investment income	.24	.20
Net realized and unrealized gain (loss)	(3.14)	1.56
Total from investment operations	(2.90)	1.76
Distributions from
Net investment income	(.24)	(.19)
Net realized gain	(.30)	(.10)
Total distributions	(.54)	(.29)
Total increase (decrease) in net asset value	(3.44)	1.47
Net asset value, ending	$14.72	$18.16

Total return*	(16.43%)	10.62%
Ratios to average net assets: A,B
Net investment income	1.38%	.97%
Total expenses	1.48%	1.50%
Expenses before offsets	1.48%	1.50%
Net expenses	1.48%	1.50%
Portfolio turnover	5%	3%
Net assets, ending (in thousands)	$16,835	$17,564

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005#
Net asset value, beginning	$15.80	$15.00
Income from investment operations
Net investment income	.05	(.02)
Net realized and unrealized gain (loss)	.91	.82
Total from investment operations	.96	.80
Distributions from
Net investment income	(.07)	--
Net realized gain	**	--
Total distributions	(.07)	--
Total increase (decrease) in net asset value	.89	.80
Net asset value, ending	$16.69	$15.80

Total return*	6.08%	5.33%
Ratios to average net assets: A,B
Net investment income	.07%	(.62%) (a)
Total expenses	1.95%	5.22% (a)
Expenses before offsets	1.94%	2.00% (a)
Net expenses	1.94%	2.00% (a)
Portfolio turnover	5%	1%
Net assets, ending (in thousands)	$8,508	$2,200

See notes to financial highlights.

Moderate Allocation Fund
Financial Highlights
Period Ended
September 30,
Class I Shares	2008 ###
Net asset value, beginning	$16.73
Income from investment operations
Net investment income	.13
Net realized and unrealized gain (loss)	(1.85)
Total from investment operations	(1.72)
Distributions from
Net investment income	(.13)
Total distributions	(.13)
Total increase (decrease) in net asset value	(1.85)
Net asset value, ending	$14.88

Total return*	(10.34%)
Ratios to average net assets: A,B
Net investment income	2.04% (a)
Total expenses	20.84% (a)
Expenses before offsets	.23% (a)
Net expenses	.23% (a)
Portfolio turnover	4%
Net assets, ending (in thousands)	$960

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class A Shares	2008	2007
Net asset value, beginning	$19.00	$16.91
Income from investment operations
Net investment income	.23	.22
Net realized and unrealized gain (loss)	(4.21)	2.16
Total from investment operations	(3.98)	2.38
Distributions from
Net investment income	(.21)	(.21)
Net realized gain	(.36)	(.08)
Total distributions	(.57)	(.29)
Total increase (decrease) in net asset value	(4.55)	2.09
Net asset value, ending	$14.45	$19.00

Total return*	(21.59%)	14.18%
Ratios to average net assets: A,B
Net investment income	1.27%	.96%
Total expenses	.87%	.98%
Expenses before offsets	.43%	.43%
Net expenses	.43%	.43%
Portfolio turnover	4%	2%
Net assets, ending (in thousands)	$43,632	$44,004

	Periods Ended
	September 30,	September 30,
Class A Shares	2006	2005##
Net asset value, beginning	$15.62	$15.00
Income from investment operations
Net investment income	.03	(.01)
Net realized and unrealized gain (loss)	1.31	.63
Total from investment operations	1.34	.62
Distributions from
Net investment income	(.05)	--
Net realized gain	--	--
Total distributions	(.05)	--
Total increase (decrease) in net asset value	1.29	.62
Net asset value, ending	$16.91	$15.62

Total return*	8.59%	4.13%
Ratios to average net assets: A,B
Net investment income	(.11%)	(.59%) (a)
Total expenses	2.08%	15.10% (a)
Expenses before offsets	.83%	1.00% (a)
Net expenses	.83%	1.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$15,170	$1,380

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights
	Years Ended
	September 30,	September 30,
Class C Shares	2008	2007
Net asset value, beginning	$18.63	$16.74
Income from investment operations
Net investment income	.02	**
Net realized and unrealized gain (loss)	(4.12)	2.09
Total from investment operations	(4.10)	2.09
Distributions from
Net investment income	(.15)	(.12)
Net realized gain	(.36)	(.08)
Total distributions	(.51)	(.20)
Total increase (decrease) in net asset value	(4.61)	1.89
Net asset value, ending	$14.02	$18.63

Total return*	(22.62%)	12.56%
Ratios to average net assets: A,B
Net investment income	(.01%)	(.32%)
Total expenses	1.72%	1.77%
Expenses before offsets	1.72%	1.77%
Net expenses	1.72%	1.77%
Portfolio turnover	4%	2%
Net assets, ending (in thousands)	$6,709	$7,605

	Periods Ended
	September 30,	September 30,
Class C Shares	2006	2005##
Net asset value, beginning	$15.59	$15.00
Income from investment operations
Net investment income	(.11)	(.05)
Net realized and unrealized gain (loss)	1.27	.64
Total from investment operations	1.16	.59
Distributions from
Net investment income	(.01)	--
Net realized gain	--	--
Total distributions	(.01)	--
Total increase (decrease) in net asset value	1.15	.59
Net asset value, ending	$16.74	$15.59

Total return*	7.43%	3.93%
Ratios to average net assets: A,B
Net investment income	(1.24%)	(1.63%) (a)
Total expenses	3.04%	13.06% (a)
Expenses before offsets	2.00%	2.00% (a)
Net expenses	2.00%	2.00% (a)
Portfolio turnover	9%	5%
Net assets, ending (in thousands)	$3,240	$832

See notes to financial highlights.

Aggressive Allocation Fund
Financial Highlights
Period Ended
September 30,
Class I Shares	2008 ###
Net asset value, beginning	$16.73
Income from investment operations
Net investment income	.03
Net realized and unrealized gain (loss)	(2.30)
Total from investment operations	(2.27)
Total increase (decrease) in net asset value	(2.27)
Net asset value, ending	$14.46

Total return*	(13.57%)
Ratios to average net assets: A,B
Net investment income	.30% (a)
Total expenses	1,924.45% (a)
Expenses before offsets	.23% (a)
Net expenses	.23% (a)
Portfolio turnover	2%
Net assets, ending (in thousands)	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

B Amounts do not include the activity of the underlying funds.

(a) Annualized.

(z) Per share figures calculated using the average shares method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

# From April 29, 2005 inception.

## From June 30, 2005 inception.

### From January 31, 2008 inception.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor (not applicable to the Asset Allocation Funds), administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
INDEPENDENT TRUSTEES/DIRECTORS
REBECCA L. ADAMSON AGE: 59	Trustee Director Director Director	1989 CSIF 2000 IMPACT 2000 CSIS 2005 CWVF	President of the national non-profit, First People's Worldwide, formerly First Nations Financial Project. Founded by her in 1980, First People's Worldwide is the only American Indian alternative development institute in the country.	17	Mashantucket Pequot Endowment Bay & Paul Foundation
RICHARD L. BAIRD, JR. AGE: 60	Trustee & Chair Director & Chair Director & Chair Director & Chair	1982 CSIF 2000 CSIS 2005 CWVF 2005 Impact	President and CEO of Adagio Health Inc. (formerly Family Health Council, Inc.) in Pittsburgh, PA, a non-profit corporation which provides family planning services, nutrition, maternal/child health care, and various health screening services and community preventive health programs. Mr. Baird assumed the office of Fund Chair in 2008.	29
JOHN G. GUFFEY, JR. AGE: 60	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003) and President of Aurora Press Inc., a privately held publisher of trade paperbacks (since 1998).	29	Ariel Funds (3) Calvert Social Investment Foundation Calvert Ventures, LLC
MILES DOUGLAS HARPER, III AGE: 46	Director Trustee Director Director	2000 Impact 2005 CSIF 2005 CSIS 2005 CWVF	Partner, Gainer Donnelly & Desroches (public accounting firm) since January 1999.	17	Bridgeway Funds (14)
JOY V. JONES AGE: 58	Director Trustee Director Director	2000 Impact 1990 CSIF 2000 CSIS 2005 CWVF	Attorney and entertainment manager in New York City.	17	Director, The Twenty-First Century Foundation
TERRENCE J. MOLLNER, Ed.D. AGE: 63	Director Trustee Director Director	1992 CWVF 1982 CSIF 2000 CSIS 2005 IMPACT	Founder, Chairperson, and President of Trusteeship Institute, Inc., a diverse foundation known principally for its consultation to corporations converting to cooperative employee-ownership and the development of socially and spiritually responsible investment vehicles.	17	United Way of Hampshire County Calvert Social Investment Foundation Ben & Jerry's Homemade, Inc. ArtNOW, Inc. Fourth Sector Network, Inc.
SYDNEY AMARA MORRIS AGE: 59	Trustee Director Director Director	1982 CSIF 2000 CSIS 2005 CWVF 2005 IMPACT	Rev. Morris currently serves as Parish Minister to the Keweenaw Unitarian Universalist Fellowship in Houghton, MI. Rev. Morris is a graduate of Harvard Divinity School. She currently chairs the Umbrian Universalist National Committee on Socially Responsible Investing.	17
RUSTUM ROY AGE: 84	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Evan Pugh Professor of Solid State and of Geo-chemistry Emeritus, at Pennsylvania State University, Distinguished Professor of materials, Arizona State University, & visiting Professor of Medicine, University of Arizona.	17	Chairperson, Friends of Health Chairperson, Campaign for Better Health
TESSA TENNANT AGE: 49	Director Trustee Director Director	1992 CWVF 2005 CSIF 2005 CSIS 2005 IMPACT	Executive Chair, The ICE Organization, UK and former Chair and founder of ASrIA Ltd. Director of ASrIA Ltd., a not-for-profit membership organization for Socially Responsible Investing (SRI), serving the Asia Pacific region. Previously, Ms. Tennant served as Head of SRI Policy for Henderson Investors, U.K. and Head of Green and Ethical Investing for National Provident Investment Managers Ltd. Initially, Ms. Tennant headed the Environmental Research Unit of Jupiter Tyndall Merlin Ltd., and served as Director of Jupiter Tyndall Merlin investment managers.	17	ASrIA Ltd.
INTERESTED TRUSTEES/DIRECTORS
BARBARA J. KRUMSIEK AGE: 56	Director & President Trustee & Senior Vice President Director & Senior Vice President Director & President	1997 CWVF 1997 CSIF 2000 CSIS 2000 Impact	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	42
  Calvert Social Investment Foundation
  Pepco Holdings, Inc.
  Acacia Life Insurance Company (Chair)
  UNIFI Mutual Holding Company
  Ameritas Holding Company
  Acacia Financial Corp. (President & CEO)
  Acacia Realty Corp. (President and CEO)

D. WAYNE SILBY, Esq. AGE: 60	Director Trustee & President Director & President Director	1992 CWVF 1982 CSIF 2000 CSIS 2000 Impact	Mr. Silby is the founding Chair of the Calvert Funds. He is the Chair-Elect and a principal of Syntao.com, a Beijing-based company promoting corporate social responsibility. He was an officer and director of Silby, Guffey and Co., Inc., a venture capital firm (inactive as of 2003).	29	UNIFI Mutual Holding Company Calvert Social Investment Foundation Grameen Foundation USA Studio School Fund Syntao.com China The Ice Organization
OFFICERS
KAREN BECKER Age: 56	Chief Compliance Officer	2005	Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.
SUSAN WALKER BENDER, Esq. AGE: 49	Assistant Vice-President & Assistant Secretary	1988 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Assistant Vice President and Associate General Counsel of Calvert Group, Ltd.
THOMAS DAILEY AGE: 44	Vice President	2004 CSIF	Vice President of Calvert Asset Management Company, Inc.
IVY WAFFORD DUKE, Esq. AGE: 40	Assistant Vice-President & Assistant Secretary	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact

Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd., and since 2004, Chief Compliance Officer for Calvert Asset Management Company, investment advisor to the Funds.

TRACI L. GOLDT AGE: 35	Assistant Secretary	2004	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY B. HABEEB AGE: 58	Vice President	2004 CSIF	Senior Vice President of Calvert Asset Management Company, Inc.
DANIEL K. HAYES AGE: 58	Vice President	1996 CSIF 2000 CSIS 1996 CWVF 2000 Impact	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 43	Assistant Treasurer	2000	Tax Compliance Manager of Calvert Group, Ltd. and Assistant Fund Treasurer.
LANCELOT A. KING, Esq. AGE: 38	Assistant Vice President & Assistant Secretary	2002	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 51	Assistant Secretary	2007	Assistant Secretary (since 2007) and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2007

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 56	Assistant Vice President & Assistant Secretary	2005	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2006

Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd.  Prior to joining Calvert in 2006, Mr. Niebler was an Associate with Cleary, Gottlieb, Steen & Hamilton LLP.

CATHERINE P. ROY AGE: 52	Vice President	2004

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 61	Vice President and Secretary	1990 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
RONALD M. WOLFSHEIMER, CPA AGE: 56	Treasurer	1982 CSIF 2000 CSIS 1992 CWVF 2000 Impact	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd. and Fund Treasurer.
MICHAEL V. YUHAS JR., CPA AGE: 47	Fund Controller	1999 CSIF 2000 CSIS 1999 CWVF 2000 Impact	Vice President of Fund Administration of Calvert Group, Ltd. and Fund Controller.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

Calvert Asset Allocation Funds

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Miles D. Harper, III, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/08
	$	%*	$	% *
(a) Audit Fees	$123,310		$127,600
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$23,100	0%	$23,980	0%
(d) All Other Fees	$0	0%	$0	0%
Total	$146,410	0%	$151,580	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/07		Fiscal Year ended 9/30/08
$	%*	$	% *
$8,500	0%*	$3,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

  This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.
  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since last disclosure in response to this Item on registrant's Form N-CSR for the period ending March 31, 2008.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the Registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By:	/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer
Date:	November 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer
Date: November 26, 2008

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer
Date: November 26, 2008

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 26, 2008